                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 2)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               MERIDIAN INDUSTRIAL TRUST, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                        MERIDIAN INDUSTRIAL TRUST, INC.

                           NOTICE OF SPECIAL MEETING,
                         PROXY STATEMENT AND PROXY CARD
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.

                                August   , 1997

Dear Stockholder:

    You are cordially invited to attend a special meeting of stockholders of Meridian Industrial Trust, Inc. (the "Company") to be held on Monday, September 15, 1997, at 8:30 a.m., local time, at the Sheraton Palace Hotel, 2 Montgomery Street, San Francisco, California. Enclosed are a notice to stockholders, a proxy statement describing the business to be transacted at the special meeting, and a proxy card for use in voting at the special meeting.

    At the special meeting, you will be asked to approve the issuance of (a) up to 7,314,026 shares of common stock, par value $.001 ("Common Stock"), of the Company to Ameritech Pension Trust ("Ameritech") in connection with an acquisition of certain warehouse/distribution properties and related assets from Ameritech, and (b) 7,096,513 shares Common Stock to The Prudential Insurance Company of America and three accounts managed by Prudential (the "Prudential Purchasers") in connection with stock purchase agreements entered into between the Company and each of the Prudential Purchasers, and to act on such other business as may properly come before the special meeting or any adjournment thereof.

    THE BOARD OF DIRECTORS OF THE COMPANY HAS DETERMINED THAT THE ISSUANCES OF COMMON STOCK TO AMERITECH AND THE PRUDENTIAL PURCHASERS AND THE RELATED TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF BOTH OF THE PROPOSALS.

    We hope that you will be able to attend the special meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, date, sign and promptly return the enclosed proxy card. It is important that your shares be represented at the meeting.

                                          Very truly yours,

                                          Allen J. Anderson

                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             YOUR VOTE IS IMPORTANT

    PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO WITHDRAW YOUR PROXY, YOU MAY VOTE IN PERSON, AND YOUR PROXY WILL BE WITHDRAWN.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                                ----------------

                   NOTICE TO STOCKHOLDERS OF SPECIAL MEETING

                        TO BE HELD ON SEPTEMBER 15, 1997

                            ------------------------

    PLEASE TAKE NOTICE that a special meeting of stockholders (the "Special Meeting") of Meridian Industrial Trust, Inc., a Maryland corporation (the "Company"), will be held on Monday, September 15, 1997, at 8:30 a.m., local time, at the Sheraton Palace Hotel, 2 Montgomery Street, San Francisco, California, to consider and vote on the following matters:

    1. The issuance of up to 7,314,026 shares of Common Stock, par value $.001 per share ("Common Stock"), of the Company to Ameritech Pension Trust ("Ameritech") in accordance with the terms of that certain Agreement of Purchase and Sale and Joint Escrow Instructions between the Company and Ameritech (the "Ameritech Agreement").

    2. The issuance of 7,096,513 shares of Common Stock to The Prudential Insurance Company of America and two accounts managed by Prudential (collectively, the "Prudential Purchasers") for cash in accordance with the terms of certain stock purchase agreements between the Company and each of the Prudential Purchasers.

    3. Such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

    These matters are more fully discussed in the attached Proxy Statement.

    Only stockholders of record at the close of business on June 26, 1997, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting shall constitute a quorum. Whether or not you plan to attend, please complete, date, sign and return the enclosed proxy card.

    You may revoke your proxy at any time before the shares to which it relates are voted by filing with the Company a written revocation or a subsequently-dated proxy. If you are present at the Special Meeting and vote in person, your proxy will not be exercised.

    We look forward to seeing you at the Special Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE ABOVE PROPOSALS.

                                          By Order of the Directors,

                                          Robert A. Dobbin

                                          SECRETARY

San Francisco, California
August   , 1997

    TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
INFORMATION CONCERNING SOLICITATION AND VOTING.............................................................           1

  General..................................................................................................           1

  Summary of Proposals to be Considered at the Special Meeting.............................................           1

  Voting Rights and Outstanding Shares.....................................................................           2

  Revocability of Proxies..................................................................................           3

PROPOSAL ONE--THE AMERITECH STOCK ISSUANCE.................................................................           3

  General..................................................................................................           3

  Consideration for the Ameritech Stock Issuance...........................................................           4

  Reasons for the Ameritech Transaction....................................................................           5

  The Ameritech Agreement..................................................................................           8

  Amended and Restated Excepted Holder Agreement...........................................................          10

  Registration Rights Agreement............................................................................          11

  Ameritech Portfolio Property Description.................................................................          11

  Required Vote............................................................................................          17

PROPOSAL TWO--THE PRUDENTIAL STOCK ISSUANCE................................................................          18

  General..................................................................................................          18

  Consideration for the Prudential Stock Issuance..........................................................          18

  Reasons for the Prudential Stock Transaction.............................................................          18

  The Prudential Stock Agreements..........................................................................          22

  Excepted Holder Agreement................................................................................          23

  Registration Rights Agreement............................................................................          24

  The Prudential Property Agreements.......................................................................          24

  Prudential Portfolio Property Description................................................................          25

  Required Vote............................................................................................          29

SELECTED FINANCIAL DATA....................................................................................          30

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......................          32

STOCKHOLDER PROPOSALS......................................................................................          47

MISCELLANEOUS..............................................................................................          47

AVAILABLE INFORMATION......................................................................................          48

INDEX TO FINANCIAL STATEMENTS..............................................................................         F-1

                        MERIDIAN INDUSTRIAL TRUST, INC.

                                ----------------

                                PROXY STATEMENT

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    This Proxy Statement (the "Proxy Statement") and the enclosed form of proxy are first being sent to stockholders of Meridian Industrial Trust, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") for use in connection with a special meeting of the Company's stockholders to be held at the Sheraton Palace Hotel, 2 Montgomery Street, San Francisco, California, at 8:30 a.m., local time, on Monday, September 15, 1997, and at any postponements or adjournments thereof (the "Special Meeting"). The Company's principal executive offices are located at 455 Market Street, 17th Floor, San Francisco, California 94105.

    The Company has mailed this Proxy Statement and the accompanying form of proxy (the "Proxy") to all stockholders entitled to notice of and to vote at the
Special Meeting on or about August   , 1997.

SUMMARY OF PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

    At the Special Meeting, the stockholders of the Company will consider and vote upon two separate proposals:

        (a) PROPOSAL ONE--THE AMERITECH STOCK ISSUANCE. A proposal to consider and approve the issuance of up to 7,314,026 shares of Common Stock, par value $.001 per share ("Common Stock"), of the Company to Ameritech Pension Trust ("Ameritech") in accordance with the terms of an Agreement of Purchase and Sale and Joint Escrow Instructions (the "Ameritech Agreement"), pursuant to which the Company will acquire up to 23 warehouse/industrial properties, including a participating mortgage secured by a seven-building industrial project (the "Ameritech Transaction"). The aggregate consideration to be paid for the Ameritech portfolio is $145.5 million, which amount will be paid in shares of Common Stock valued at a price based upon the closing prices of the Company's Common Stock for the ten business days prior to the date on which that the Company and Ameritech entered into a letter of intent regarding the Ameritech Transaction. Certain of the Ameritech properties to be acquired by the Company pursuant to the Ameritech Agreement serve as security for certain indebtedness of Ameritech. Ameritech has the right to delay the closing with respect to these encumbered properties for up to 60 days if such properties cannot be delivered free and clear of encumbrances and to substitute certain other identified properties that are substantially similar to the encumbered properties (the "Alternate Properties"). If the Alternate Properties are included in the Ameritech Transaction such properties may include up to two properties that will be delivered subject to existing mortgage indebtedness. See "The Ameritech Stock Issuance--Consideration for the Ameritech Stock Issuance" and "--Ameritech Portfolio Property Description."

        (b) PROPOSAL TWO--THE PRUDENTIAL STOCK ISSUANCE. A proposal to consider and approve the issuance of 7,096,513 shares of Common Stock to The Prudential Insurance Company of America ("Prudential") and two accounts managed by Prudential (collectively with Prudential, the "Prudential Purchasers") for aggregate consideration of $140 million in cash in accordance with the terms of certain stock purchase agreements (the "Prudential Stock Agreements") between the Company and each of the Prudential Purchasers (the "Prudential Stock Transaction").

        The Company intends to use the proceeds of the Prudential Stock Transaction to pay a portion of the total consideration of $196.2 million to be paid to Prudential and certain affiliated entities

    (collectively, the "Prudential Property Sellers") pursuant to those certain Purchase and Sale Agreements under which the Company has agreed to acquire 29 properties comprising 57 warehouse/ industrial buildings and 179 acres of land from the Prudential Property Sellers (the "Prudential Property Transaction"). The balance of the consideration to be paid to the Prudential Property Sellers will be paid through borrowings under the Company's unsecured credit facility or alternative debt financing. If the Prudential Stock Agreements are terminated by the Prudential Purchasers because (i) the stockholders of the Company do not approve the Prudential Stock Issuance at the Special Meeting, (ii) the Board withdraws or modifies its recommendation to approve the Prudential Stock Issuance, or (iii) the Company does not receive all required third party consents to the Prudential Stock Transactions, then the Prudential Purchasers will be entitled to receive a termination fee in the amount of $2.8 million in the aggregate, even if the Prudential Property Transactions are completed.

        Pursuant to the terms of the Prudential Stock Agreement with Prudential, the Company has agreed to use its reasonable commercial efforts to cause the Board to increase the size of the Board by one person, to elect a designee of Prudential to fill such vacancy and to endorse such designee for appointment to the Board Affairs Committee of the Board.

    The Board is seeking stockholder approval of the issuance of Common Stock under the Ameritech Agreement and under the Prudential Stock Agreements pursuant to the rules of the New York Stock Exchange (the "NYSE"). Approval of the Ameritech Stock Issuance by the stockholders of the Company is a condition to the closing of the Ameritech Transaction. See "Proposal One--The Ameritech Stock Issuance." Approval of the Prudential Stock Issuance is not a condition to the closing of the Prudential Property Transaction, and the Company is obligated and intends to complete the Prudential Property Transaction even if the Prudential Stock Issuance is not approved and as a result the Prudential Stock Transaction does not close. If the Prudential Stock Issuance is not approved, the Company intends obtain the funds required to fulfill its obligations to complete the Prudential Property Transaction through debt financing and/or the issuance of additional equity in a public or private offering that would not require stockholder approval. See "Proposal Two--The Prudential Stock Issuance."

    Assuming completion of the Portfolio Acquisitions (as hereinafter defined), the shares of Common Stock issuable upon the closing of the Ameritech Transaction (an aggregate of up to 7,314,026 shares), will constitute approximately 24.4% of the shares of Common Stock outstanding upon such closing based upon the number of shares of Common Stock outstanding at the Record Date and assuming 7,096,153 shares of Common Stock are issued to the Prudential Purchasers upon the closing of the Prudential Stock Transaction (or 32.0% if no shares of Common Stock are issued to the Prudential Purchasers). In addition, Ameritech currently holds 1,623,376 shares of Series B Preferred Stock, par value $.001 per share ("Series B Preferred Stock"), of the Company (which are convertible into shares of Common Stock on a one for one basis), representing 10.2% of the currently outstanding capital stock of the Company. Assuming completion of the Portfolio Acquisitions and the Prudential Stock Transaction, the shares of Common Stock and Series B Preferred Stock held by Ameritech upon the closing of the Ameritech Transaction will represent approximately 27.8% of the shares of Common Stock outstanding after such closings, assuming conversion of all of the shares of Series B Preferred Stock held by Ameritech into Common Stock (or 35.6% if no shares of Common Stock are issued to the Prudential Purchasers)

    Assuming completion of the Portfolio Acquisitions, the shares of Common Stock to be issued to the Prudential Purchasers in the Prudential Stock Issuance will constitute approximately 23.7% of the shares of Common Stock outstanding upon the closing of the Prudential Stock Transactions based upon the number of shares of Common Stock outstanding at the Record Date and assuming 7,314,026 shares of Common Stock are issued to Ameritech pursuant to the Ameritech Stock Issuance (or 31.4% if no shares of Common Stock are issued to Ameritech).

VOTING RIGHTS AND OUTSTANDING SHARES

    Only stockholders of record at the close of business on June 26, 1997, (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 13,603,676 shares of the Company's Common Stock and 2,272,727 shares of the Company's Series B Preferred Stock. These shares of Series B Preferred Stock and Common Stock are collectively referred to below as the "Shares."

    The presence at the Special Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum for the transaction of business. Each outstanding Share is entitled to one vote on each matter to be voted upon at the Special Meeting. If there are insufficient Shares present to constitute a quorum, the Special Meeting may be postponed or adjourned one or more times to permit further solicitation of proxies. The Special Meeting could be so postponed or adjourned without further notice to stockholders to a date that is up to 120 days from the Record Date.

    Shares represented by properly executed and returned Proxies that have not been revoked will be voted at the Special Meeting in accordance with the instructions on those Proxies. If a properly executed and returned Proxy contains no instructions, it will be voted: (a) for the approval of the Ameritech Stock Issuance; (b) for the approval of the Prudential Stock Issuance; and (c) in the discretion of the proxy holders as to any other matter that may properly come before the Special Meeting. The Company's directors do not know of any matter that will be presented for consideration at the Special Meeting other than the two proposals described in this Proxy Statement.

    Stockholders of the Company will not be entitled to any dissenters' rights, rights of appraisal or similar rights in connection with the matters discussed in this Proxy Statement.

REVOCABILITY OF PROXIES

    Any stockholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the Shares to which it relates are voted either (a) by filing with the Company, at its principal executive offices, written notice of revocation or a duly executed Proxy bearing a later date, or
(b) by attending the Special Meeting, withdrawing the Proxy, and voting in person.

                                  PROPOSAL ONE
                          THE AMERITECH STOCK ISSUANCE

GENERAL

    The Board is seeking stockholder approval for the issuance of up to 7,314,026 shares of Common Stock in connection with the Ameritech Transaction, as required by the rules of the NYSE. It is not possible to determine the exact number of shares issuable in connection with the Ameritech Transaction because Ameritech is entitled to substitute certain properties for certain of the properties currently proposed to be acquired resulting in an adjustment to the consideration to be received by Ameritech as described below. In addition, certain of these substitute properties may be delivered subject to certain existing mortgage indebtedness or that mortgage indebtedness may be satisfied prior to closing which will have the effect of decreasing the number of shares to be issued by the Company. Finally, during the due diligence period the Company has the right to elect not to acquire individual properties if it discovers major environmental problems regarding a property in the course of its due diligence. See "--The Ameritech Agreement."

    Paragraph 312.03 of the NYSE Listed Company Manual provides that stockholder approval is required prior to the issuance of Common Stock by the Company in certain instances, including (a) when the number of shares of Common Stock to be issued in a transaction or series of transactions, other than a public offering for cash, would equal at least 20% of the number of shares of Common Stock outstanding before such issuance and (b) if the Company proposes to issue shares of Common Stock that exceed 1% of the number of shares of Common Stock outstanding before such issuance to a substantial security holder of the Company in connection with an acquisition of tangible or intangible assets or property. Assuming completion of the Portfolio Acquisitions, the shares of Common Stock issuable upon the closing of the Ameritech Transaction (an aggregate of up to 7,314,026 shares), will constitute approximately 24.4% of the shares of Common Stock outstanding upon such closing based upon the number of shares of Common Stock outstanding at the Record Date and assuming 7,096,513 shares of Common Stock are issued to the Prudential Purchasers upon the closing of the Prudential Stock Transaction (or 32.0% if no shares of Common Stock are issued to the Prudential Purchasers). In addition, prior to entering into the Ameritech Agreement, Ameritech held 1,623,376 shares of Series B Preferred Stock which shares represent approximately 10.2% of the outstanding capital stock of the Company. Approval of the Ameritech Stock Issuance by the stockholders of the Company is a condition to the closing of the Ameritech Transaction. See "--The Ameritech Agreement." Ameritech's principal business address is c/o Ameritech Corporation, 225 West Randolf, HQ13A, Chicago, Illinois 60606.

CONSIDERATION FOR THE AMERITECH STOCK ISSUANCE

    The consideration to be received by the Company for the Ameritech Stock Issuance will consist of a portfolio of 23 warehouse industrial/properties, including a participating mortgage in principal amount of $23.3 million that is secured by a seven-building warehouse industrial project. Certain of the Ameritech properties to be acquired by the Company pursuant to the Ameritech Agreement are unencumbered; these properties are listed below in "--Ameritech Portfolio Property Description" in the table labeled "Ameritech Portfolio--Group 1." Certain of the other Ameritech properties to be acquired by the Company pursuant to the Ameritech Agreement serve as security for certain indebtedness; these properties are listed below in "--Ameritech Portfolio Property Description" in the table labeled "Ameritech Portfolio--Group 2." Ameritech must provide its lender with acceptable substitute collateral to transfer such properties to the Company free from such encumbrance. Ameritech has the right to delay the closing with respect to the encumbered properties for up to 60 days and, if such properties cannot then be delivered free and clear of encumbrances, to (a) substitute the Alternate Properties which are substantially similar to the encumbered properties and (b) to deliver those substituted properties to the Company at a closing not later than 55 days after the date on which the Company is notified that Ameritech has elected to deliver the Alternate Properties. The Alternate Properties are listed below in "--Ameritech Portfolio Property Description" in the table labeled "Ameritech Portfolio--Group 3."

    If Ameritech delivers the above described properties and does not deliver the Alternate Properties, the aggregate number of shares of Common Stock to be issued by the Company will be 7,314,026. If Ameritech delivers the Alternate Properties the aggregate number of shares of Common Stock to be issued by the Company will be 7,126,382 shares if the Alternate Properties are delivered free from all existing mortgage indebtedness, and 6,896,297 shares if two of the Alternate Properties are delivered subject to existing mortgage indebtedness. See "--Ameritech Portfolio Property Description."

    In determining the aggregate consideration to be paid for the Ameritech portfolio, the Company considered such factors as the historical and expected cash flow of the properties, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, building design, the anticipated impact of the acquisition on the Company's financial results and capitalization rates at which it believes other comparable properties have recently sold. No independent appraisals were obtained for the assets comprising the Ameritech portfolio. The Company believes that it has sufficient familiarity with recent comparable transactions in the relevant markets to evaluate the Ameritech portfolio. Further, management does not believe that the benefits associated with obtaining independent appraisals in connection with the Ameritech Transaction justify the costs associated with such appraisals.

    Based on the above factors and negotiations with Ameritech, the Company (a) arrived at an aggregate consideration of $145.5 million for the Ameritech portfolio (excluding the Alternate Properties) and (b) divided that amount by $19.896 (the "Market Price") in order to arrive at the number of shares of Common Stock to be issued at the closing of the Ameritech Transaction. The Market Price was negotiated by the Company and Ameritech and is equal to 96% of the average of the closing prices of the Company's Common Stock for the ten business days prior to May 13, 1997, the date that the Company and Ameritech entered into a letter of intent regarding the Ameritech Transaction.

    The Ameritech Agreement provides that Ameritech will pay to the Company an amount equal to the pro rata portion of the Company's third quarter dividend payable in respect of the Common Stock issued to Ameritech that is attributable to the period in the third quarter prior to the closing of the Ameritech Transaction.

    On May 29, 1997, the last trading day prior to public announcement of the Ameritech Transaction, both the high and the low sales prices of the Common Stock on the NYSE were $22.00.

REASONS FOR THE AMERITECH TRANSACTION

    The Company believes that the Ameritech Transaction is in the best interests of the Company's stockholders because, among other things, it will increase the Company's portfolio by 4.1 million square feet (35%), and will significantly increase the Company's critical mass in the Los Angeles Basin, Dallas, Phoenix, Chicago and San Francisco Bay Area target markets. The Ameritech properties have an average clear height of 26 feet and an average age of nine years. The Ameritech properties are 99% leased to 82 tenants, the largest of which include Kirk Paper Corporation, CSK Automotive and Mattel Corporation, Inc.

    The Company also believes that the Ameritech Transaction will help accelerate the Company's goal of attaining the equity capitalization necessary to access capital markets consistently on favorable terms. As of June 30, 1997 and on a pro forma basis assuming completion of the Portfolio Acquisitions, the Ameritech Transaction and the Prudential Transactions, the Company's total assets will have grown from approximately $489.1 million on an historical as adjusted basis to approximately $835.2 million and its total stockholders' equity will have increased over the historical as adjusted basis approximately 102% to $566.1 million. As of June 30, 1997 and on a pro forma basis assuming completion of the Portfolio Acquisitions and the Ameritech Transaction only, the Company's total assets will have increased to approximately $636.9 million and its total stockholders' equity will have increased over the historical as adjusted basis approximately 52% to $426.1 million.

    The Company believes that the issuance of Common Stock in lieu of cash consideration in payment of the purchase price for the Ameritech Transaction will enhance the Company's capital structure and allow it to reduce its existing debt-to-equity ratio. In addition, the fact that the properties included in the Ameritech portfolio are principally located in the Company's target markets increases the Company's market penetration in those markets and provides greater economies of scale.

RISKS ASSOCIATED WITH THE AMERITECH TRANSACTION

    The Ameritech Transaction involves various risks. Stockholders should carefully consider the following risk factors, in addition to the other information set forth in this Proxy Statement, in determining how to vote their shares in connection with this proposal.

REAL ESTATE RISKS

    GENERAL RISKS. The Company's acquisition of the Ameritech portfolio is subject to the risks incident to ownership and operation of commercial real estate generally. The yields available from equity investments in real estate depend upon the amount of income generated and expenses incurred. If the Ameritech properties do not generate revenue sufficient to cover operating expenses, including debt service and capital expenditures, the Company's cash available for distribution and ability to make distributions to its stockholders will be adversely affected.

    A commercial property's revenues and value may be adversely affected by a number of factors, including: the national, state and local economic climate and real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; the ability to collect on a timely basis all rents from tenants; the expense of periodically renovating, repairing and reletting space; and increasing operating costs (including real estate taxes and utilities) which may not be passed through the tenants. Certain significant expenditures associated with investments in real estate (such as mortgage payments, real estate taxes, insurance and maintenance costs) are generally not reduced when circumstances cause a reduction in rental revenues from a property. Real estate values and income from properties are affected by such factors as compliance with laws, including tax laws, interest rate levels and the availability of financing.

    EXPIRING LEASES. The Company's inability to renew or release space upon expiration of expiring leases in the Ameritech portfolio could adversely affect the Company's cash available for distributions. In addition, the Company usually will incur additional costs in the form of leasing commissions and tenant improvements if it is unable to renew an expiring lease with an existing tenant. In that regard, in 1997 and 1998, leases covering approximately 3.75% and 11.09%, respectively, of the Ameritech portfolio are scheduled to expire. See "--Ameritech Portfolio Property Description."

    TENANT DEFAULTS. Substantially all the Company's income is derived from rental income from real property and, consequently, the Company's cash flow and ability to make expected distributions to stockholders would be adversely affected if a significant number of tenants of the properties comprising the Ameritech portfolio failed to meet their lease obligations. In the event of a default by a lessee, the Company may experience delays in enforcing its rights as lessor and may incur substantial costs in protecting its investment. At any time, a tenant may also seek protection under the bankruptcy laws, which could result in rejection and termination of such tenant's lease and thereby cause a reduction in the cash available for distribution by the Company. If a tenant rejects its lease, the Company's claim for breach of the lease would be treated (absent collateral securing the claim) as a general unsecured claim. No assurance can be given that the Company will not experience significant tenant defaults in the future.

    OPERATING RISKS. The Ameritech portfolio is subject to operating risks common to commercial real estate in general, any and all of which may adversely affect occupancy or rental rates. The Ameritech properties are subject to increases in operating expenses such as: cleaning, electricity, heating, ventilation and air conditioning; insurance and administrative costs; and other general costs associated with security, landscaping, repairs and maintenance. While the properties' tenants are currently obligated to pay all or a portion of these escalating costs, there can be no assurance that tenants will agree to pay such costs upon renewal or that new tenants will agree to pay such costs. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. While the Company generally implements cost saving incentive measures at its properties, if any of the above occurs, the Company's ability to make distributions to stockholders could be adversely affected.

    COMPETITION. There are numerous commercial properties that compete with the properties comprising the Ameritech portfolio in attracting tenants.

    UNINSURED LOSSES. The Company will carry or require its tenants to carry comprehensive liability, fire, extended coverage and rental loss insurance with respect to all of the properties comprising the Ameritech portfolio, with policy specifications, insured limits and deductibles customarily carried for similar properties. There are, however, certain types of losses (such as losses arising from acts of war or relating to pollution) that are not generally insured because they are either uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose its capital invested in a property, as well as the anticipated future revenue from such property and would continue to be obligated on any mortgage indebtedness or other obligations related to the property. Any such loss could adversely affect the business of the Company and its financial condition and results of operations.

POTENTIAL ENVIRONMENTAL LIABILITY

    Under various federal, state and local laws, ordinances and regulations, an owner of real estate is liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. These laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefore as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain environmental laws govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") when such materials are in poor condition, or in the event of renovation or demolition. Such laws impose liability for release of ACMs into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, potentially liable for removal or remediation of costs, as well as certain other related costs, including governmental fines and injuries to persons and property.

    All the properties comprising the Ameritech portfolio have been subject to Phase I environmental audits undertaken by independent environmental consultants after May 29, 1997, (which involved general inspections without soil sampling, ground water analysis or radon testing). These environmental audits have not revealed, and the Company is not aware of, any environmental liability that would have a material adverse effect on the Company's business.

INFLUENCE OF SIGNIFICANT STOCKHOLDER

    Upon completion of the Ameritech Transaction and assuming completion of the Portfolio Acquisitions and the Prudential Stock Transaction, Ameritech will hold securities representing approximately 27.8% of the shares of Common Stock outstanding after such closings, assuming conversion of all of the shares of Series B Preferred Stock into Common Stock (or 35.6% if no shares of Common Stock are issued to the Prudential Purchasers). As a result, Ameritech will have significant influence on matters presented for approval to the Company's stockholders. In addition, if Ameritech decided to sell a significant portion of its investment in the Company on the market it could adversely affect the market price for the Company's Common Stock.

CHRONOLOGY OF BOARD MEETINGS AND MANAGEMENT ACTIVITY REGARDING THE AMERITECH
  TRANSACTION

    The Company's investment objectives are to increase cash flow per share and the long-term value of its properties, to acquire established income-producing industrial properties with cash flow growth potential and, in limited circumstances, to develop build-to-suit properties or undertake other development projects. Pursuant to these objectives, management has considered acquisitions of several multi-building industrial portfolios, through property for stock exchanges such as the Ameritech Transaction and through tax-advantaged structures sometimes referred to as "down-REITS."

    The Company's management was aware that Ameritech held a portfolio of industrial properties and that Ameritech might be interested in liquidating a portion of its real estate holdings. In the first quarter of 1997, the Company approached Ameritech with a proposal for a property-for-stock exchange regarding its industrial portfolio. On February 4, 1997, the parties had their first face to face meeting. In the course of negotiations during the first and second quarter of 1997, the Company identified certain properties in Ameritech's industrial portfolio that it wished to acquire out of a larger group of properties that Ameritech indicated it would consider selling. As a result of the Company's intention to engage in a transaction of a certain general size and a desire that substantially all of the properties be delivered free of encumbrances, the parties identified the Alternate Properties and proposed that such properties be substituted for certain of the properties comprising the base Ameritech portfolio if Ameritech were unable to provide acceptable substitute collateral to its lenders as described in "--Consideration for the Ameritech Stock Issuance" above. Although the Company preferred to complete the acquisition as a property-for-stock exchange, the

Company did offer to pay cash consideration of $145.5 million for the Ameritech portfolio (excluding the Alternate Properties) and was informed that Ameritech wished to proceed with a property-for-stock transaction.

    Prior to the execution of the Ameritech Agreement, Company management visited certain of the properties included in the Ameritech portfolio. Since May 29, 1997, the date the Ameritech Agreement was executed, Phase I environmental inspections and structural inspections have been conducted by independent consultants for each property included in the Ameritech portfolio (other than the Alternate Properties). In addition, the Company has reviewed each of the leases covering the properties comprising the Ameritech portfolio (other than the Alternate Properties) and has reviewed the individual property files for each of such properties.

    The Ameritech Transaction was reviewed and approved by the full Board of Directors, rather than the Investment Committee of the Board, due to its size and significance to the Company. The Ameritech Transaction was discussed in detail at two Board meetings held on April 25 and May 16, 1997. At the April 15 meeting, Allen Anderson, Milton Reeder and Dennis Higgs, the Company's Chief Executive Officer, President and Chief Financial Officer and Senior Vice-President, respectively, described the proposed structure of the Ameritech Transaction, the nature and location of the properties included in the Ameritech portfolio, and the current status of the negotiations. At the May 16 Board meeting, the Company's management updated the Board on the final terms of the proposed transaction. At that meeting on the basis of the factors described below, the Board considered the terms of the Ameritech Transaction and approved the execution and delivery of the Ameritech Agreement and the completion of the Ameritech Transaction.

    The Board did not formally evaluate the relative importance of each element considered in its analysis of the Ameritech Transaction. Instead they analyzed the benefits that are anticipated to result from the Ameritech Transaction, including

    (a) the pro-forma increase in net book value per share of Common Stock ($1.31 increase at June 30, 1997) resulting from the Ameritech Transaction,

    (b) the Company's ability to acquire a substantial portfolio without increasing its debt-to-total market capitalization ratio,

    (c) the high occupancy levels of the properties comprising the Ameritech portfolio,

    (d) the overall quality of the properties included in the Ameritech portfolio, and

    (e) the concentration of properties in the Ameritech portfolio that are located in the Company's target markets and the anticipated economies of scale resulting from such concentration.

Additionally, the Board evaluated the potential risks and detriments associated with the Ameritech Transaction, including

    (a) the rapid increase in the Company's size and management's ability to address such rapid change,

    (b) the relative concentration of ownership in a single stockholder and the potential influence of that stockholder on future matters submitted to the Company's stockholders for approval,

    (c) the potential negative impact on the market price for the Company's Common Stock if a large holder such as Ameritech decided to sell a significant portion of its investment in the Company on the market, and

    (d) the potential tax consequences to certain of the Company's stockholders if, as a result of the Ameritech Transaction, the Company is treated as a "Pension-Held REIT" for Federal income tax purposes. See "Federal Income Taxation of the Company--Taxation of Certain Domestic Tax-Exempt Stockholders."

    On the basis of such evaluation the Board determined that the Ameritech Transaction was fair to and in the best interests of the Company's stockholders.

THE AMERITECH AGREEMENT

    The following discussion is a summary of the material terms of the Ameritech Agreement.

    REPRESENTATIONS AND WARRANTIES. The Ameritech Agreement contains various representations and warranties relating to, among other things: (a) the due organization, authority and standing of the Company and Ameritech and similar corporate matters; (b) the authorization, execution, delivery and enforceability of the Ameritech Agreement; (c) the capital structure of the Company; (d) the absence of conflicts under the charters or bylaws of the Company and Ameritech, the absence of violations of any agreements or law, and the identification and receipt required consents or approvals; (e) the Company's status as a REIT, (f) employee benefit matters; (g) the environmental condition of the Ameritech properties; (h) taxes; and (i) required stockholder approval.

    CONDITIONS. The respective obligations of the Company and Ameritech to consummate the Ameritech Transaction are subject to the fulfillment of each of the following conditions, among others: (a) the Ameritech Stock Issuance shall have been approved by the holders of the issued and outstanding shares of capital stock of the Company entitled to vote thereon; (b) neither the Company nor Ameritech shall be subject to any order or injunction against the consummation of the transactions contemplated by the Ameritech Agreement; and
(c) the Common Stock to be issued to Ameritech shall have been approved for listing on the NYSE.

    The obligations of Ameritech to consummate the Ameritech Transaction are further subject to the satisfaction or waiver of the following additional conditions: (a) each of the representations and warranties of the Company contained in the Ameritech Agreement shall be true and correct in all material respects as of the date made and at closing; (b) the Company shall have performed or complied in all material respects with all agreements and covenants required by the Ameritech Agreement to be performed or complied with by it at or prior to the closing of the Ameritech Transaction; and (c) there shall not have occurred a material adverse change in the assets, liabilities, financial condition, earnings or operations of the Company.

    The obligations of the Company to consummate the Ameritech Transaction are further subject to the satisfaction or waiver of the following additional conditions: (a) each of the representations and warranties of Ameritech contained in the Ameritech Agreement shall be true and correct in all material respects as of the date made and at closing; (b) Ameritech shall have performed or complied in all material respects with all agreements and covenants required by the Ameritech Agreement to be performed or complied with by it at or prior to the closing of the Ameritech Acquisition; and (c) the Company shall have received commitments for owner's title policies insuring the Company's title to the Ameritech properties as provided in the Ameritech Agreement. In addition, until August 14, 1997 (subject to extension with respect to the Alternate Properties) and subject to the termination rights of the parties described below, the Company has the right to terminate its obligation to purchase properties on an individual basis if a property is subject to an environmental condition that a third party has identified in a written report and that would cause the value of the subject property to be reduced by 10% or more.

    TERMINATION. The Ameritech Agreement may be terminated: (a) by the mutual consent of the Company and Ameritech; (b) by the Company, if any representation or warranty of Ameritech contained in the Ameritech Agreement shall not be true and correct in all material respects or upon a material breach on the part of Ameritech of any covenant or agreement set forth in the Ameritech Agreement; (c) by Ameritech, if any representation or warranty of the Company contained in the Ameritech Agreement shall not be true and correct in all material respects or upon a material breach on the part of the Company of any covenant or agreement set forth in the Ameritech Agreement; (d) by the Company, during the applicable due diligence period, as to all but not less than all of the Ameritech properties if the Company is not satisfied as to the physical or legal aspects of one or more properties or if the Company has determined that the budgeted net operating income for one or more properties does not reflect a commercially reasonable calculation; (e) by the Company or Ameritech if the Company has elected to terminate its obligation to purchase properties representing more than 20% of the rentable square feet of the Ameritech portfolio and more than 20% of the budgeted net operating income of the Ameritech portfolio as a result of title or major environmental defects, casualty or condemnation events, or Ameritech's failure to deliver tenant or lender estoppel certificates in the accordance with the terms of the Ameritech Agreement; (f) by Ameritech, if there shall have been a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole and (g) by Ameritech or the Company if the closing shall not have occurred by October 8, 1997.

AMENDED AND RESTATED EXCEPTED HOLDER AGREEMENT

    For the Company to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), generally not more than 50% of the value of its outstanding stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). To help the Company meet these requirements and otherwise maintain its REIT status, the Company's Charter includes two basic protective provisions affecting the ownership and transfer of the Company's issued and outstanding shares of any class or Series of Common Stock or preferred stock ("Equity Stock"): (a) a general prohibition against actual or constructive ownership by any person (other than persons designated by the Board as "Excepted Holders" as described further below) of more than 8.5% of the lesser of the number or value of the outstanding shares of any class or Series of Equity Stock; and (b) a prohibition against ownership of Equity Stock that would cause the Company to be "closely held" or to otherwise fail to qualify as a REIT (such as ownership that would result in the Company being treated as owning an interest in a tenant if income derived by the Company from that tenant would cause the Company to fail to satisfy any of the REIT gross income requirements).

    The Charter provides that, upon any attempted transfer of Equity Stock (including warrants or options to acquire Equity Stock) that would cause any person to be treated as owning Equity Stock in violation of the ownership restrictions, the number of shares that would cause the violation are automatically transferred to a trustee for the benefit of a charitable beneficiary as "Shares-in-Trust." The person who otherwise would have been considered the owner will have no rights or economic interest in those shares.

    In order to permit ownership in excess of the specified 8.5% ownership limit for persons who will not jeopardize the Company's REIT status, the Charter permits the Board to designate certain "Excepted Holders." Excepted Holders must supply appropriate representations and undertakings designed to protect the Company's REIT status (such as information establishing that the Excepted Holder is treated as a "look-through" entity in applying the REIT stock ownership tests and that the deemed ownership of the Company shares through the entity will be appropriately dispersed so as not to jeopardize the Company's REIT status). Each Excepted Holder is subject to a separate ownership limit as specified by the Board.

    The only current Excepted Holders (and their respective Excepted Holder Limits for Common Stock) are Hunt Acquisitions Partners, Ltd. ("Hunt") (23.7%), USAA Real Estate Company ("USAA") (20%), Ameritech (19.5%), OTR, an Ohio general partnership acting on behalf of and as nominee for The State Teachers Retirement Board of Ohio ("OTR") (8.5%), and Morgan Stanley Asset Management, Inc. ("Morgan Stanley") (1,600,000 shares), five of the principal shareholders of the Company. Hunt, USAA, Ameritech, OTR, and Morgan Stanley each have entered into separate "Excepted Holder Agreements" with the Company under which they have given representations and undertakings designed to protect the Company's REIT status. The Excepted Holder Agreements with the holders of the Company's Series B Preferred Stock, Ameritech and OTR, permit Ameritech and OTR to own up to 100% of the outstanding shares of Series B Preferred Stock and permit Ameritech to own up to 19.5% of the outstanding shares of Common Stock and OTR to own up to 8.5% of the outstanding shares of Common Stock. Each of the current Excepted Holder Agreements provides for certain adjustments to the ownership limits if the Company engages in certain types of redemptions or repurchases of Common Stock.

    Under the Excepted Holder Agreements, the Excepted Holders have made representations with respect to their actual or constructive ownership of interests in tenants of the Company. These representations are designed to assist the Company to qualify as a REIT. A breach of any of these representations, except as determined by the Board with respect to a particular Excepted Holder, may result in certain shares of Equity Stock held by such Excepted Holder becoming Shares-in-Trust. The Excepted Holder Agreement entered into with Ameritech provides that a tenant ownership issue of this type will be resolved other than through the creation of Shares-in-Trust.

    In connection with and as a condition to the closing of the Ameritech Transaction, the Company and Ameritech will enter into an Amended and Restated Excepted Holder Agreement that will increase the maximum number of shares of Common Stock that Ameritech is permitted to own to provide for the acquisition of the shares of Common Stock in the Ameritech Transaction.

REGISTRATION RIGHTS AGREEMENT

    Pursuant to the Ameritech Agreement and the Prudential Stock Agreements, the Company has agreed to enter into a registration rights agreement with Ameritech and the Prudential Purchasers (the "Registration Rights Agreement"). If the Ameritech Transaction and the Prudential Stock Transaction are completed, the shares of Common Stock to be received by Ameritech and the Prudential Purchasers will be issued in private placements that are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"), and as a result there will be restrictions on the resale of the shares of Common Stock they receive imposed under the Securities Act. Because of these Securities Act restrictions, Ameritech and the Prudential Purchasers required, as a condition to their obligations to close the proposed transactions, that the Company grant each of them certain registration rights and enter into the Registration Rights Agreement.

    Pursuant to the Registration Rights Agreement, the Company has agreed to file and cause to be declared effective within 90 days after the earlier of the closing of the Ameritech Transaction and the Prudential Stock Transaction a "shelf" registration statement registering the resale of the Common Stock to be issued to Ameritech and the Prudential Purchasers. In addition under the Registration Rights Agreement, Ameritech will have the right on three occasions and each of the Prudential Purchasers will have the right on one occasion, to require the Company to register a number of shares of Common Stock having a fair market value of at least $1 million for sale under the Securities Act. If Ameritech sells or otherwise transfers the shares of Common Stock to be received by it under the Ameritech Agreement, Ameritech will be entitled to transfer the right to request two "demand registrations". The Prudential Purchasers will each be entitled to transfer their right to request a "demand registration" only to a transferee that acquires all of their shares of Common Stock. The Company is obligated under the Registration Rights Agreement to effect up to four such "demand" registrations requested by the Prudential Purchasers and their assignees. Ameritech and the Prudential Purchasers and their assignees have additional "piggyback" registration rights under the Registration Rights Agreement to require that their Registrable Securities be included in registrations proposed by the Company (either for itself or for the benefit of other shareholders).

    The Company will bear all the expenses associated with the registration of any Common Stock under the Registration Rights Agreement, other than underwriting discounts or commissions and any legal fees and expenses of any holders of Registrable Securities.

AMERITECH PORTFOLIO PROPERTY DESCRIPTION

    The following tables set forth certain information relating to the Ameritech property portfolio.

                          AMERITECH PORTFOLIO--GROUP 1
                               AS OF JUNE 1, 1997

                                                                                               PURCHASE    OCCUPANCY     RENTABLE
PROPERTY                                               LOCATION            PROPERTY TYPE        PRICE         RATE      SQUARE FEET
------------------------------------------------  -------------------  ---------------------  ----------  ------------  -----------
LOS ANGELES BASIN
           Enterprise Drive                       Brea, CA             Warehouse/Distribution $4,366,667      100.00%      132,001
           San Jose Ave.                          City of Industry,    Warehouse/Distribution  4,144,444      100.00%      126,720
                                                  CA
           Pacific Avenue                         Fontana, CA          Warehouse/Distribution  5,500,000      100.00%      136,260
           Northam Street                         La Mirada, CA        Warehouse/Distribution  3,155,556      100.00%       70,756
           South Rockefeller                      Ontario, CA          Warehouse/Distribution  4,277,778      100.00%      133,775
   (1)     Rancho Downey A                        Downey, CA           Warehouse/Distribution 21,500,000      100.00%       29,763
   (1)     Rancho Downey B                        Downey, CA           Warehouse/Distribution                 100.00%       37,964
   (1)     Rancho Downey C                        Downey, CA           Warehouse/Distribution                 100.00%       33,159
   (1)     Rancho Downey D                        Downey, CA           Warehouse/Distribution                 100.00%       28,474
   (1)     Rancho Downey E                        Downey, CA           Warehouse/Distribution                 100.00%      315,705
   (1)     Rancho Downey F                        Downey, CA           Warehouse/Distribution                 100.00%      126,381
   (1)     Rancho Downey G                        Downey, CA           Warehouse/Distribution                 100.00%       52,232
                                                                                              ----------  ------------  -----------
                                                                                              42,944,445      100.00%    1,223,190
                                                                                              ----------  ------------  -----------

CHICAGO
           3 Timber Court                         Bolingbrook, IL      Warehouse/Distribution 12,488,889      100.00%      320,722
           IDI Building                           Glendale Heights,    Warehouse/Distribution  7,288,889      100.00%      135,526
                                                  IL
                                                                                              ----------  ------------  -----------
                                                                                              19,777,778      100.00%      456,248
                                                                                              ----------  ------------  -----------
SAN FRANCISCO BAY AREA
           Barrington Business Park               Hayward, CA          Light Industrial        9,204,589       92.14%      203,515
           2711 North First Street                San Jose, CA         Light Industrial        6,466,667      100.00%       74,621
                                                                                              ----------  ------------  -----------
                                                                                              15,671,256       94.25%      278,136
                                                                                              ----------  ------------  -----------
PHOENIX
           70 West Vaughn                         Tempe, AZ            Warehouse/Distribution  2,400,000      100.00%       60,633
                                                                                              ----------  ------------  -----------
ST. LOUIS
           Phantom Drive                          St. Louis, MO        Warehouse/Distribution  2,959,700      100.00%      126,642
                                                                                              ----------  ------------  -----------
           TOTAL/AVERAGE GROUP 1                                                              $83,753,179      99.25%    2,144,849
                                                                                              ----------  ------------  -----------
                                                                                              ----------  ------------  -----------

                                                            (3)
            PERCENT OF                    PERCENT OF     EFFECTIVE
               TOTAL       ANNUALIZED       TOTAL        RENT PER
PROPERTY    SQUARE FEET   BASE RENT (2)   BASE RENT     SQUARE FEET
---------  -------------  -------------  ------------  -------------
LOS ANGEL
                 6.15%     $  497,172          5.09%          3.77
                 5.91%        380,160          3.89%          3.30

                 6.35%        550,070          5.64%          4.42
                 3.30%        296,700          3.04%          4.19
                 6.24%        481,590          4.93%          4.11
   (1)           1.39%        415,720          4.26%         14.34
   (1)           1.76%        216,369          2.22%          5.96
   (1)           1.55%        224,748          2.30%          6.98
   (1)           1.33%        322,316          3.30%         11.32
   (1)          14.72%      1,412,712         14.47%          4.87
   (1)           5.89%        621,792          6.37%          4.92
   (1)           2.44%        236,172          2.42%          4.52
               ------     -------------      ------          -----
                57.03%     $5,655,521         57.94%          4.88
               ------     -------------      ------          -----
CHICAGO
                14.95%      1,126,759         11.54%          3.64
                 6.32%        574,139          5.88%          4.24

               ------     -------------      ------          -----
                21.27%      1,700,898         17.42%          3.82
               ------     -------------      ------          -----
SAN FRANC
                 9.49%      1,099,268         11.26%          5.98
                 3.48%        587,405          6.02%          8.63
               ------     -------------      ------          -----
                12.97%      1,686,673         17.28%          6.73
               ------     -------------      ------          -----
PHOENIX
                 2.83%        218,279          2.24%          3.92
               ------     -------------      ------          -----
ST. LOUIS
                 5.90%        499,992          5.12%          3.95
               ------     -------------      ------          -----
               100.00%     $9,761,363        100.00%          4.80
               ------     -------------      ------          -----
               ------     -------------      ------          -----

                          AMERITECH PORTFOLIO--GROUP 2
                               AS OF JUNE 1, 1997

                                                                                                  PURCHASE      OCCUPANCY
                PROPERTY                           LOCATION                PROPERTY TYPE            PRICE         RATE
----------------------------------------  --------------------------  ------------------------  -------------  -----------
DALLAS
      2800 East Plano Parkway             Plano, TX                     Warehouse/Distribution  $   4,922,222      100.00%
      1701 Timberlake Drive               Arlington, TX                 Warehouse/Distribution      3,677,778      100.00%
      1505 Valwood Parkway                Carrollton, TX                Warehouse/Distribution      3,166,667      100.00%
      2022 McKenzie Drive                 Valwood, TX                   Warehouse/Distribution      5,022,222      100.00%
      10425 Plano Road                    Dallas,TX                     Warehouse/Distribution      4,877,778      100.00%
      13700 Benchmark Drive               Farmers Branch, TX            Warehouse/Distribution      5,900,000      100.00%
                                                                                                -------------  -----------
                                                                                                   27,566,667      100.00%
                                                                                                -------------  -----------
LOS ANGELES BASIN
      8865 Utica Avenue                   Rancho Cucamonga, CA          Warehouse/Distribution      5,733,333      100.00%
      11195 Eucalyptus Avenue             Rancho Cucamonga, CA          Warehouse/Distribution      3,322,222      100.00%
      500 South Dupont Street             Ontario, CA                   Warehouse/Distribution     10,033,333      100.00%
                                                                                                -------------  -----------
                                                                                                   19,088,888      100.00%
                                                                                                -------------  -----------
PHOENIX
      4440 East Elwood                    Phoenix, AZ                   Warehouse/Distribution      6,944,444      100.00%
      7000 West Latham                    Phoenix, AZ                   Warehouse/Distribution      8,166,667      100.00%
                                                                                                -------------  -----------
                                                                                                   15,111,111      100.00%
                                                                                                -------------  -----------
      TOTAL/AVERAGE GROUP 2                                                                        61,766,666      100.00%
                                                                                                -------------  -----------
                                                                                                -------------  -----------
      TOTAL/AVERAGE GROUP 1 & 2 COMBINED                                                        $ 145,519,845       99.61%
                                                                                                -------------  -----------
                                                                                                -------------  -----------

                                                        PERCENT OF                  PERCENT OF   (3) EFFECTIVE
                                           RENTABLE    TOTAL SQUARE    ANNUALIZED   TOTAL BASE     RENT PER
                PROPERTY                  SQUARE FEET      FEET       BASE RENT(2)     RENT       SQUARE FEET
----------------------------------------  -----------  -------------  ------------  -----------  -------------
DALLAS
      2800 East Plano Parkway                144,000          7.35%   $    459,431        8.05%         3.19
      1701 Timberlake Drive                  227,120         11.59%        342,951        6.01%         1.51
      1505 Valwood Parkway                    83,200          4.24%        294,527        5.16%         3.69
      2022 McKenzie Drive                    155,496          7.93%        466,488        8.18%         3.00
      10425 Plano Road                       159,600          8.14%        454,423        7.97%         2.85
      13700 Benchmark Drive                  180,841          9.23%        547,346        9.60%         3.03
                                          -----------       ------    ------------  -----------        -----
                                             950,257         48.48%      2,565,166       44.97%         2.71
                                          -----------       ------    ------------  -----------        -----
LOS ANGELES BASIN
      8865 Utica Avenue                      177,744          9.07%        529,792        9.29%         2.98
      11195 Eucalyptus Avenue                125,952          6.42%        302,285        5.30%         2.40
      500 South Dupont Street                275,169         14.04%        924,576       16.21%         3.36
                                          -----------       ------    ------------  -----------        -----
                                             578,865         29.53%      1,756,653       30.80%         3.03
                                          -----------       ------    ------------  -----------        -----
PHOENIX
      4440 East Elwood                       157,626          8.04%        627,733       11.00%         4.47
      7000 West Latham                       273,520         13.95%        754,908       13.23%         3.22
                                          -----------       ------    ------------  -----------        -----
                                             431,146         21.99%      1,382,641       24.23%         3.68
                                          -----------       ------    ------------  -----------        -----
      TOTAL/AVERAGE GROUP 2                1,960,268        100.00%      5,704,460      100.00%         3.02
                                          -----------       ------    ------------  -----------        -----
                                          -----------       ------    ------------  -----------        -----
      TOTAL/AVERAGE GROUP 1 & 2 COMBINED   4,105,117        100.00%   $ 15,465,823      100.00%         3.95
                                          -----------       ------    ------------  -----------        -----
                                          -----------       ------    ------------  -----------        -----

                                                    AMERITECH PORTFOLIO--GROUP 3
                                                         AS OF JUNE 1, 1997
                                                                                                                         PERCENT OF
                                                                                   PURCHASE     OCCUPANCY    RENTABLE       TOTAL
               PROPERTY                      LOCATION          PROPERTY TYPE         PRICE        RATE      SQUARE FEET  SQUARE FEET
---------------------------------------  ----------------  ---------------------  -----------  -----------  -----------  -----------
SAN FRANCISCO BAY AREA
  Harvest Business Park                  Fremont, CA       Warehouse/Distribution $16,022,222     100.00%      295,657       19.90%
  Fairway Drive                          San Leandro, CA   Warehouse/Distribution   8,366,667      68.67%      255,324       17.19%
                                                                                  -----------  -----------  -----------  -----------
                                                                                   24,388,889      85.48%      550,981       37.10%
                                                                                  -----------  -----------  -----------  -----------
MINNEAPOLIS
  Penn James                             Minneapolis, MN   Warehouse/Distribution   8,755,556     100.00%      215,606       14.52%
  Corporate Square                       Egan, MN          Warehouse/Distribution  16,144,444      96.73%      526,490       35.46%
                                                                                  -----------  -----------  -----------  -----------
                                                                                   24,900,000      97.68%      742,096       49.98%
                                                                                  -----------  -----------  -----------  -----------
SEATTLE
  Harvest Business Park                  Kent, WA          Warehouse/Distribution   4,166,667     100.00%      191,841       12.92%
                                                                                  -----------  -----------  -----------  -----------

  TOTAL/AVERAGE GROUP 3                                                            53,455,556      93.45%    1,484,918      100.00%
                                                                                  -----------  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------  -----------
  TOTAL/AVERAGE GROUP 1 & 3 COMBINED                                              $137,208,735     96.88%    3,629,767      100.00%
                                                                                  -----------  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------  -----------


                                                                         (3)
                                                       PERCENT OF     EFFECTIVE
                                          ANNUALIZED      TOTAL       RENT PER
               PROPERTY                  BASE RENT(2)   BASE RENT    SQUARE FEET
---------------------------------------  ------------  -----------  -------------
SAN FRANCISCO BAY AREA
  Harvest Business Park                   $2,283,168       35.72%     $    8.45
  Fairway Drive                              747,737       11.70%          4.59
                                         ------------  -----------
                                           3,030,905       47.42%          7.01
                                         ------------  -----------        -----
MINNEAPOLIS
  Penn James                                 806,448       12.62%          3.91
  Corporate Square                         1,702,198       26.64%          3.40
                                         ------------  -----------        -----
                                           2,508,646       39.26%          3.55
                                         ------------  -----------        -----
SEATTLE
  Harvest Business Park                      851,064       13.32%          4.49
                                         ------------  -----------        -----
  TOTAL/AVERAGE GROUP 3                    6,390,615      100.00%          4.85
                                         ------------  -----------        -----
                                         ------------  -----------        -----
  TOTAL/AVERAGE GROUP 1 & 3 COMBINED      $16,151,978     100.00%     $    4.82
                                         ------------  -----------        -----
                                         ------------  -----------        -----

------------------------------

    (1) Includes seven industrial properties aggregating 623,658 square feet which serve as security for a participating mortgage to be acquired by the Company pursuant to the Ameritech Agreement. Purchase price of $21,500,000 includes all seven properties.

    (2) Represents annualized monthly base rent from leases in effect as of June 1, 1997. Base rent means contractural gross rent and therefore, excludes payments by tenants on account of real estate taxes and operating expense reimbursements.

    (3) Effective Rent represents contractual rents in effect at June 1, 1997 as annualized, adjusted to reflect the straight line impact of free rents and rental increases in accordance with generally accepted accounting principles.

                          AMERITECH PORTOLIO--GROUP 1
                               LEASE EXPIRATIONS

                                                                            PERCENTAGE    CUMULATIVE %
                                                                             OF TOTAL       OF TOTAL
                                                              SQUARE FEET     LEASED     LEASED SQUARE   ANNUAL BASE
                                                              SUBJECT TO   SQUARE FEET      FEET OF       RENT UNDER
                                                NUMBER OF      EXPIRING    OF EXPIRING      EXPIRING       EXPIRING
YEAR                                         LEASES EXPIRING  LEASES (1)      LEASES         LEASES       LEASES (2)
-------------------------------------------  ---------------  -----------  ------------  --------------  ------------
1997.......................................             4        153,451         7.21%          7.21%    $    615,822
1998.......................................            11        106,143         4.99%         12.19%         549,943
1999.......................................            21        482,325        22.66%         34.85%       2,401,553
2000.......................................            10        439,543        20.65%         55.50%       1,796,421
2001.......................................             9        429,320        20.17%         75.66%       2,126,839
2002.......................................             2        132,646         6.23%         81.89%         657,480
2003.......................................             1          9,453         0.44%         82.34%          93,473
2004.......................................             1         66,452         3.12%         85.46%         206,666
2005.......................................             5        309,528        14.54%        100.00%       1,313,166
                                                       --
                                                              -----------                                ------------
Total Group 1..............................            64      2,128,861                                 $  9,761,363
                                                       --
                                                       --
                                                              -----------                                ------------
                                                              -----------                                ------------

------------------------

(1) Includes seven industrial properties aggregating 623,658 square feet which serve as security for a participating mortgage to be acquired by the Company pursuant to the Ameritech Agreement.

(2) Represents annualized monthly base rent from leases in effect as of June 1, 1997. Base rent means contractural gross rent and therefore, excludes payments by tenants on account of real estate taxes and operating expense reimbursements.

                          AMERITECH PORTOLIO--GROUP 2
                               LEASE EXPIRATIONS

                                                            PERCENTAGE    CUMULATIVE %
                                                                OF          OF TOTAL        ANNUAL
                                              SQUARE FEET  TOTAL LEASED      LEASED        BASE RENT
                                NUMBER OF     SUBJECT TO   SQUARE FEET    SQUARE FEET        UNDER
                                 LEASES        EXPIRING    OF EXPIRING    OF EXPIRING      EXPIRING
YEAR                            EXPIRING        LEASES        LEASES         LEASES        LEASES(1)
---------------------------  ---------------  -----------  ------------  --------------  -------------
1998.......................             3        329,536        16.81%         16.81%    $     905,720
1999.......................             3        347,169        17.71%         34.52%        1,153,607
2000.......................             5        558,476        28.49%         63.01%        1,372,201
2001.......................             2         71,500         3.65%         66.66%          209,825
2005.......................             3        357,547        18.24%         84.90%        1,202,804
2006.......................             1         22,520         1.15%         86.05%          105,394
2010.......................             1        273,520        13.95%        100.00%          754,909
                                       --
                                              -----------                                -------------
                                       18      1,960,268                                 $   5,704,460
                                       --
                                       --
                                              -----------                                -------------
                                              -----------                                -------------

GROUP 1 & 2 COMBINED.......            82      4,089,129                                 $  15,465,823
                                       --
                                       --
                                              -----------                                -------------
                                              -----------                                -------------

------------------------

(1) Represents annualized monthly base rent from leases in effect as of June 1, 1997.

   Base rent means contractural gross rent and therefore, excludes payments by tenants on account of real estate taxes and operating expense reimbursements.

                          AMERITECH PORTFOLIO--GROUP 3
                               LEASE EXPIRATIONS

                                                                         PERCENTAGE    CUMULATIVE %
                                                                             OF          OF TOTAL        ANNUAL
                                                           SQUARE FEET  TOTAL LEASED      LEASED        BASE RENT
                                              NUMBER OF    SUBJECT TO   SQUARE FEET   SQUARE FEET OF      UNDER
                                               LEASES       EXPIRING    OF EXPIRING      EXPIRING       EXPIRING
YEAR                                          EXPIRING       LEASES        LEASES         LEASES        LEASES(1)
------------------------------------------  -------------  -----------  ------------  --------------  -------------

 1997.....................................            8       176,699         12.73%         12.73%   $     584,742
  1998....................................           12       170,331         12.27%         25.01%         652,535
  1999....................................           11       174,822         12.60%         37.61%         604,313
  2000....................................           16       190,677         13.74%         51.35%         784,734
  2001....................................            6       187,208         13.49%         64.84%       1,065,240
  2002....................................            5        90,880          6.55%         71.38%         311,760
  2003....................................            6       126,138          9.09%         80.47%         821,617
  2005....................................            1        18,000          1.30%         81.77%         198,000
  2006....................................            2        95,632          6.89%         88.66%         817,937
  2007....................................            1       157,324         11.34%        100.00%         549,737
                                                    ---    -----------                                -------------
                                                     68     1,387,711                                 $   6,390,615
                                                    ---    -----------                                -------------
                                                    ---    -----------                                -------------

GROUP 1 & 3 COMBINED......................          132     3,516,572                                 $  16,151,978
                                                    ---    -----------                                -------------
                                                    ---    -----------                                -------------

------------------------

(1) Represents annualized monthly base rent from leases in effect as of June 1, 1997. Base rent means contractual gross rent and therefore, excludes payments by tenants on account of real estate taxes and operating expense reimbursements.

REQUIRED VOTE

    The Board voted unanimously in favor of the Ameritech Stock Issuance and recommends that the Company's stockholders vote in favor thereof. Proxies will be voted in favor of the Ameritech Stock Issuance unless stockholders specify in their Proxies a contrary choice. Approval of Proposal One is not a condition to the approval of Proposal Two.

    Assuming that a quorum is present, the affirmative vote of a majority of all the votes cast at the Special Meeting is necessary for approval of the Ameritech Stock Issuance. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                  PROPOSAL TWO

                         THE PRUDENTIAL STOCK ISSUANCE

GENERAL

    The Board also is seeking stockholder approval for the issuance of an aggregate of 7,096,513 shares of Common Stock to the Prudential Purchasers for $140 million ($19.728 per share) in connection with the Prudential Stock Transaction as required by the rules of the NYSE. Assuming completion of the Portfolio Acquisitions, the shares of Common Stock to be issued to the Prudential Purchasers in the Prudential Stock Issuance will constitute approximately 23.7% of the shares of Common Stock outstanding upon the closing of the Prudential Stock Transaction based upon the number of shares of Common Stock outstanding at the Record Date and assuming 7,314,026 shares of Common Stock are issued to Ameritech pursuant to the Ameritech Stock Issuance (or 31.4% if no shares of Common Stock are issued to Ameritech).

CONSIDERATION FOR THE PRUDENTIAL STOCK ISSUANCE

    The per share purchase price of the shares to be sold to the Prudential Purchasers was calculated on the basis of 96% of the average closing price of the Common Stock on the NYSE for the five business days prior to the date on which the Company and Prudential entered into a letter of intent regarding the Prudential Stock Transaction. The obligations of the Company and the Prudential Purchasers to complete the Prudential Stock Transaction are not conditioned upon the closing of the Prudential Property Acquisition. If the Prudential Stock Issuance is not approved, the Company intends to fulfill its obligations to complete the Prudential Property Acquisition and expects to fund the Prudential Property Acquisition with debt financing and/or the issuance of additional equity in a public or private offering that would not require stockholder approval. The approval of the stockholders of the Company is not required to complete the Prudential Property Acquisition.

    On May 29, 1997, the last trading day prior to public announcement of the Prudential Stock Transaction, both the high and low sales prices of the Common Stock on the NYSE were $22.00.

REASONS FOR THE PRUDENTIAL STOCK TRANSACTION

    The Company believes that the Prudential Stock Transaction is in the best interest of the Company's stockholders because, among other things, it will provide the Company with funds to complete the Prudential Property Transaction which will increase the Company's portfolio by 5.23 million square feet. The Company also believes that the Prudential Stock Transaction will help accelerate the Company's goal of attaining the equity capitalization necessary to access capital markets consistently on favorable terms. As of June 30, 1997 and on a pro forma basis assuming completion of the Portfolio Acquisitions, the Ameritech Transaction and the Prudential Transactions, the Company's total assets will have grown from approximately $489.1 million on an historical as adjusted basis to approximately $835.2 million and its total stockholders' equity will have increased over the historical as adjusted basis approximately 102% to $566.1 million. As of June 30, 1997 and on a pro forma basis assuming completion of the Portfolio Acquisitions and Prudential Transactions only, the Company's total assets will have increased to approximately $687.4 million and its total stockholders' equity will have increased over the historical as adjusted basis approximately 50% to $420.6 million.

    Finally, the Company believes that the issuance of Common Stock in the Prudential Stock Transaction will enhance the Company's capital structure by allowing it to reduce its existing debt-to-equity ratio.

RISKS ASSOCIATED WITH THE PRUDENTIAL PROPERTY TRANSACTION

    The Prudential Property Transaction involves various risks. Stockholders should carefully consider the following risk factors, in addition to the other information set forth in this Proxy Statement, in determining how to vote their shares in connection with this proposal .

REAL ESTATE RISKS

    GENERAL RISKS. The Company's acquisition of the Prudential portfolio is subject to the risks incident to ownership and operation of commercial real estate generally. The yields available from equity investments in real estate depend upon the amount of income generated and expenses incurred. If the Prudential properties do not generate revenue sufficient to cover operating expenses, including debt service and capital expenditures, the Company's cash available for distribution and ability to make distributions to its stockholders will be adversely affected.

    A commercial property's revenues and value may be adversely affected by a number of factors, including: the national, state and local economic climate and real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; the ability to collect on a timely basis all rents from tenants; the expense of periodically renovating, repairing and reletting space; and increasing operating costs (including real estate taxes and utilities) which may not be passed through the tenants. Certain significant expenditures associated with investments in real estate (such as mortgage payments, real estate taxes, insurance and maintenance costs) are generally not reduced when circumstances cause a reduction in rental revenues from a property. Real estate values and income from properties are affected by such factors as compliance with laws, including tax laws, interest rate levels and the availability of financing.

    EXPIRING LEASES. The Company's inability to renew or release space upon expiration of expiring leases in the Prudential portfolio could adversely affect the Company's cash available for distributions. In addition, the Company usually will incur additional costs in the form of leasing commissions and tenant improvements if it is unable to renew an expiring lease with an existing tenant. In that regard, in 1997 and 1998, leases covering approximately 15.24% and 26.11%, respectively, of the Prudential portfolio are scheduled to expire. See "--Prudential Portfolio Property Description."

    TENANT DEFAULTS. Substantially all the Company's income is derived from rental income from real property and, consequently, the Company's cash flow and ability to make expected distributions to stockholders would be adversely affected if a significant number of tenants of the properties comprising the Prudential portfolio failed to meet their lease obligations. In the event of a default by a lessee, the Company may experience delays in enforcing its rights as lessor and may incur substantial costs in protecting its investment. At any time, a tenant may also seek protection under the bankruptcy laws, which could result in rejection and termination of such tenant's lease and thereby cause a reduction in the cash available for distribution by the Company. If a tenant rejects its lease, the Company's claim for breach of the lease would be treated (absent collateral securing the claim) as a general unsecured claim. No assurance can be given that the Company will not experience significant tenant defaults in the future.

    OPERATING RISKS. The Prudential portfolio is subject to operating risks common to commercial real estate in general, any and all of which may adversely affect occupancy or rental rates. The Prudential properties are subject to increases in operating expenses such as: cleaning, electricity, heating, ventilation and air conditioning; insurance and administrative costs; and other general costs associated with security, landscaping, repairs and maintenance. While the properties' tenants are currently obligated to pay all or a portion of these escalating costs, there can be no assurance that tenants will agree to pay such costs upon renewal or that new tenants will agree to pay such costs. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. While the Company generally implements cost saving incentive measures at its properties, if any of the above occurs, the Company's ability to make distributions to stockholders could be adversely affected.

    COMPETITION. There are numerous commercial properties that compete with the properties comprising the Prudential portfolio in attracting tenants.

    UNINSURED LOSSES. The Company will carry or require its tenants to carry comprehensive liability, fire, extended coverage and rental loss insurance with respect to all of the properties comprising the Prudential portfolio, with policy specifications, insured limits and deductibles customarily carried for similar properties. There are, however, certain types of losses (such as losses arising from acts of war or relating to pollution) that are not generally insured because they are either uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose its capital invested in a property, as well as the anticipated future revenue from such property and would continue to be obligated on any mortgage indebtedness or other obligations related to the property. Any such loss could adversely affect the business of the Company and its financial condition and results of operations.

POTENTIAL ENVIRONMENTAL LIABILITY

    Under various federal, state and local laws, ordinances and regulations, an owner of real estate is liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. These laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefore as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain environmental laws govern the removal, encapsulation or disturbance of ACMs when such materials are in poor condition, or in the event of renovation or demolition. Such laws impose liability for release of ACMs into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, potentially liable for removal or remediation of costs, as well as certain other related costs, including governmental fines and injuries to persons and property.

    All the properties comprising the Prudential portfolio have been subject to a Phase I environmental audit undertaken by independent environmental consultants after May 29, 1997 (which involved general inspections without soil sampling, ground water analysis or radon testing) These environmental audits have not revealed, and the Company is not aware of, any environmental liability that would have a material adverse effect on the Company's business.

INFLUENCE OF SIGNIFICANT STOCKHOLDERS

    Upon completion of the Prudential Stock Transactions and assuming completion of the Portfolio Acquisitions and the Ameritech Transaction, the Prudential Purchasers will hold securities representing approximately 22% of the Company's voting securities outstanding after such closings (or 28.5% if no shares of Common Stock are issued to Ameritech). As a result the Prudential Purchasers will have significant influence on matters presented for approval to the Company's stockholders. In addition, if any of the Prudential Purchasers decided to sell a significant portion of its investment in the Company on the market it could adversely affect the market price for the Company's Common Stock.

CHRONOLOGY OF BOARD MEETINGS AND MANAGEMENT ACTIVITY REGARDING THE PRUDENTIAL
  TRANSACTIONS

    As discussed under "The Ameritech Stock Issuance--Chronology of Board Meetings and Management Activity Regarding the Ameritech Transaction," the Company's management believes that acquisitions of multi-property industrial portfolios are consistent with the Company's investment objectives of increasing cash flow per share and the long-term value of its properties and acquiring established income-producing industrial properties with cash flow growth potential.

    In the fourth quarter of 1996, Prudential publicly announced its intentions to liquidate the real estate holdings of Prudential's general account. In early 1997, Prudential engaged a real estate brokerage firm to qualify potential purchasers for certain of its real estate holdings, including its industrial portfolio, and to solicit bids from these potential purchasers. Bids were submitted on an individual property basis and provided for cash payments. The Company's bid included both specific property bids and a bid for all of the properties included in the Prudential Property Transaction as a whole. The Company's bid for the entire portfolio was accepted.

    Upon completion of the bidding process for the Prudential Property Transaction, the Company approached Prudential regarding a private placement of equity to fund a portion of the purchase price for the Prudential Property Transaction. The Prudential Stock Transaction was negotiated separately from the Prudential Property Transaction and involves different parties.

    Prior to the execution of the Prudential Property Agreements, Company management visited certain of the properties included in the Prudential portfolio. Since May 29, 1997, the date the Prudential Agreements were executed, Phase I environmental inspections and structural inspections have been conducted by independent consultants for each property included in the Prudential portfolio. In addition, the Company has reviewed each of the leases covering properties comprising the Prudential portfolio and has reviewed the individual property files for each of such properties.

    The Prudential Transactions were reviewed and approved by the full Board of Directors, rather than the Investment Committee of the Board, due to their size and significance to the Company. The Prudential Transactions were discussed in detail at two Board meetings held on April 25 and May 16, 1997. At the April 15 meeting, Allen Anderson, Milton Reeder and Dennis Higgs, the Company's Chief Executive Officer, President and Chief Financial Officer and Senior Vice-President, respectively, described the proposed structure of each of the Prudential Transactions, the nature and location of the properties included in the Prudential portfolio, and the current status of the negotiations. At the May 16 Board meeting, the Company's management updated the Board on the final terms of the proposed transactions. At that meeting on the basis of the factors described below, the Board considered the terms of the Prudential Stock Transaction and approved the execution and delivery of the Prudential Property Agreement and the completion of the Ameritech Transaction.

    The Board did not formally evaluate the relative importance of each element considered in its analysis. Instead they analyzed the benefits that are anticipated to result from both of the Prudential Transactions, including

    (a) the pro-forma increase in book value per share ($1.23 increase at June 30, 1997) resulting from the completion of both the Prudential Transactions,

    (b) the Company's ability to acquire a substantial portfolio without materially increasing its debt-to-total market capitalization ratio (assuming that the Prudential Stock Transaction is approved),

    (c) the high occupancy levels of the properties comprising the Prudential portfolio, and

    (d) the overall quality of the properties included in the Prudential portfolio.

    Additionally, the Board evaluated the potential risks and detriments associated with the Prudential Transactions, including

    (a) the rapid increase in the Company's size and management's ability to address such rapid change,

    (b) the contemplated entry into new markets in which the Company does not currently operate,

    (c) the acquisition of non-income producing land as part of the Prudential portfolio,

    (d) the possibility that the Company would be required to pay a termination fee of $2.8 million in the aggregate if (i) the stockholders of the Company do not approve the Prudential Stock Issuance at the Special Meeting, (ii) the Board withdraws or modifies its recommendation to approve the Prudential Stock Issuance, or (iii) the Company does not receive all required third party consents to the Prudential Stock Transactions,

    (e) the obligation to increase the size of the Board by one member and to elect a designee of Prudential to fill the resulting vacancy,

    (f) the relative concentration of ownership in a group of affiliated stockholders and the potential influence of those stockholders on future matters submitted to the Company's stockholders for approval, and

    (g) the potential negative impact on the market price for the Company's Common Stock if a large holder such as one of the Prudential Purchasers decided to sell a significant portion of its investment in the Company on the market.

    On the basis of such evaluation the Board determined that each of the Prudential Transactions is fair to and in the best interests of the Company's stockholders.

THE PRUDENTIAL STOCK AGREEMENTS

    GENERAL. On May 29, 1997, the Company and Prudential entered into the first Prudential Stock Agreement which provided for the issuance by the Company of 3,548,256 shares of Common Stock for aggregate consideration of $70 million (subject to adjustment for dividends attributable to the period between July 1 and the closing date) and granted Prudential or certain separate accounts managed by Prudential the right to purchase an additional 3,548,257 shares of Common Stock at the same purchase price. On July 12, 1997, the Company entered into Prudential Stock Agreements with Prudential on behalf of a single client insurance company separate account, Strategic Performance Fund-II, Inc. ("SPF-II"), an affiliate of Prudential, and The Prudential Variable Contract Real Property Partnership ("PVCRPP") which provide for the issuance by the Company to the remaining Prudential Purchasers of 3,294,810 shares of Common Stock for aggregate consideration of $65 million. In addition, the first Prudential Stock Agreement was amended and restated to increase the number of shares to be purchased by Prudential by 253,447 shares to 3,801,703 shares. Each of the Prudential Stock Agreements is substantially identical other than with respect to the number of shares of Common Stock to be purchased and certain other items set forth below. The closing of the Prudential Stock Transaction will occur on the fifth calendar day following the satisfaction or waiver of each of the other conditions to closing described below (including the approval of the Prudential Stock Issuance). Each of the Prudential Stock Agreements provides that the applicable Prudential Purchasers will pay to the Company an amount equal to the pro rata portion of the Company's third quarter dividend payable in respect of the Common Stock issued to such Prudential Purchaser that is attributable to the period in the third quarter prior to the closing of the Prudential Stock Transactions. The following discussion is a summary of the material terms of the Prudential Stock Agreements.

    REPRESENTATIONS AND WARRANTIES. The Prudential Stock Agreements contain various representations and warranties relating to, among other things: (a) the due organization, authority and standing of the Company and the Prudential Purchasers and similar corporate matters; (b) the authorization, execution, delivery and enforceability of the Prudential Stock Agreements; (c) the capital structure of the Company; (d) the absence of conflicts under the organizational documents of the Company or the Prudential Purchasers, violations of any agreements or law and required consents or approvals; (e) employee benefit matters; (f) the Company's status as a real estate investment trust and a "real estate operating company"; (f) taxes; and (g) required stockholder approval.

    CONDITIONS. The respective obligations of the Company and the Prudential Purchasers to consummate the transactions contemplated by each of the Prudential Stock Agreements are subject to the fulfillment of each of the following conditions, among others: (a) the Prudential Stock Issuance shall have been approved by the Company's stockholders; (b) neither the Company nor the Prudential Purchasers shall be subject to any order or injunction against the consummation of the transactions contemplated by the Prudential Stock Agreements; (c) the Common Stock to be issued to the Prudential Stock Purchasers shall have been approved for listing on the NYSE; and (d) the closing of each of the other Prudential Stock Agreements.

    The obligations of the Prudential Purchasers to consummate the transactions contemplated by each of the Prudential Stock Agreements are further subject to the satisfaction or waiver of the following additional conditions: (a) each of the representations and warranties of the Company contained in the Prudential Stock Agreements shall be true and correct in all material respects as of the date made and at closing; (b) the Company shall have performed or complied in all material respects with all agreements and covenants required by the Prudential Stock Agreements to be performed or complied with by it at or prior to the closing of the Prudential Stock Transaction; and (c) the Prudential Purchasers shall be reasonably satisfied that the Company qualifies as a "real estate operating company."

    The obligations of the Company to consummate the Prudential Stock Transaction are further subject to the satisfaction or waiver of the following additional conditions: (a) each of the representations and warranties of the Prudential Purchasers contained in the Prudential Stock Agreements shall be true and correct in all material respects as of the date made and at closing; (b) the Prudential Purchasers shall have performed or complied in all material respects with all agreements and covenants required by the Prudential Stock Agreements to be performed or complied with by it at or prior to the closing of the Prudential Stock Transaction; and (c) the Company shall have received all required third party consents to the Prudential Stock Transaction.

    TERMINATION. The Prudential Stock Agreements may be terminated: (a) by the mutual consent of the Company and the Prudential Purchasers; (b) by the Company or the Prudential Purchasers, if there shall have been a misrepresentation or material breach by the other party of any representation, warranty or covenant on the part of the other party; (c) by the Prudential Purchasers, if the stockholders of the Company shall not have approved the Prudential Stock Issuance at the Special Meeting; (d) by the Prudential Purchasers, if the Board withdraws or modifies its recommendation to approve the Prudential Stock Issuance; (e) by either the Company or the Prudential Purchasers, if the Prudential Stock Transaction shall not have been consummated on or before the earlier of September 30, 1997, or the record date established by the Board for the distribution of dividends for the fiscal quarter ended September 30, 1997.

    TERMINATION FEE.  If the Prudential Stock Agreements are terminated because
(a) the stockholders of the Company shall not have approved the Prudential Stock Issuance at the Special Meeting, (b) the Board has withdrawn or modified its recommendation to approve the Prudential Stock Issuance, or (c) the Company shall not have received all required third party consents to the Prudential Stock Transaction, then the Prudential Purchasers will be entitled to receive the sum of $2.8 million in the aggregate as a termination fee.

    This termination fee is payable upon a termination of the Prudential Stock Purchase Agreements for any of the above listed reasons, even if the Company completes the Prudential Property Transaction through an alternative source of funding.

    BOARD REPRESENTATION. Pursuant to the terms of the Prudential Stock Agreement with Prudential, the Company has agreed to use its reasonable commercial efforts to cause the Board to increase the size of the Board by one person, to elect a designee of Prudential to fill such vacancy and to endorse such designee for appointment to the Board Affairs Committee of the Board.

    The principal business address for each of Prudential, SPF-II and PVCRPP is 8 Campus Drive, Parsippany, New Jersey 07054.

EXCEPTED HOLDER AGREEMENT

    In connection with and as a condition to the closing of the Prudential Stock Transaction, the Company and Prudential will enter into an Excepted Holder Agreement with Prudential that will permit Prudential to own shares of Common Stock in excess of the 8.5% ownership limit (including any shares held by the other Prudential Purchasers that are attributed to Prudential). See "Proposal One--The Ameritech Stock Issuance--Amended and Restated Excepted Holder Agreement" for a more detailed discussion of the purpose and terms of an Excepted Holder Agreement.

REGISTRATION RIGHTS AGREEMENT

    In connection with and as a condition to the closing of the Prudential Stock Transaction, the Company, Ameritech and the Prudential Purchasers will enter into the Registration Rights Agreement. See "Proposal One--The Ameritech Stock Issuance--Registration Rights Agreement" for a more detailed discussion of the terms of the Registration Rights Agreement.

THE PRUDENTIAL PROPERTY AGREEMENTS

    On May 29, 1997, the Company entered into seven purchase and sale agreements with Prudential (and/or with partnerships owned or controlled by Prudential) respecting the Company's purchase of the Prudential properties (the "Prudential Property Agreements"). The aggregate purchase price under the Prudential Property Agreements is $196,200,000. On May 30, 1997, the Company posted an aggregate $1,000,000 earnest money deposit with the escrow holder, First American Title Insurance Company ("First American"). The following discussion is a summary of the material terms of the Prudential Property Agreements.

    Under the Prudential Property Agreements, the Company is required to pay all closing costs associated with its purchase of the Prudential properties, including escrow fees, title insurance fees, and transfer taxes. In addition, the Company is required to reimburse Prudential at closing for all expenses incurred by Prudential after April 25, 1997 to lease vacant space in the Prudential properties, and for the cost of certain Phase I environmental reports for the properties prepared after February 1, 1997. The Company estimates that the aggregate cost of such reimbursements will total approximately $422,000. On July 7, 1997, the Company elected to extend the closing of the Prudential Property Transactions to a date no later than September 30, 1997 by posting an additional aggregate $1,000,000 earnest money deposit with First American.

    The Prudential Property Agreements contain limited representations and warranties by Prudential with respect to the properties. Except for such limited representations, the Company will purchase the properties on an as-is, where-is, with all faults basis. For the period from May 29 to August 20, 1997, the Company has the right to review all financial information respecting the properties, the property leases, and other available information respecting the properties, and to conduct physical inspections of the properties. On or before August 20, 1997, the Company must approve or disapprove the Prudential properties. If the Company reasonably disapproves any of the Prudential properties, the Prudential Property Agreement relating to the acquisition of that property will terminate and the pro-rata portion of the deposit will be refunded to the Company. Each Prudential Property Agreement is independent of the other Prudential Property Agreements and thus the Company may terminate one Prudential Property Agreement without terminating other Prudential Property Agreements. In addition, if any Prudential property sustains casualty damage or becomes subject to a condemnation proceeding after August 20, 1997 which will diminish the value of such property by more than $100,000, the Company may terminate the applicable Prudential Property Agreement.

    If the Prudential Stock Transaction is not approved and the Company proceeds with the Prudential Property Transaction, the Company will incur certain additional costs, including (a) the $2.8 million termination fee payable to the Prudential Purchasers, (b) interest expense associated with the anticipated borrowings under the Company's revolving credit facility and (c) possible additional costs should the Company issue additional equity securities.

RECENT DEVELOPMENTS

    On July 17, 1997, the Company entered into Contribution Agreements with two separate insurance accounts that are managed by Prudential Real Estate Investors, an affiliate of Prudential. Pursuant to the terms of these Contribution Agreements, the Company will acquire a total of 12 warehouse/industrial properties comprising approximately 1.8 million square feet (the "Portfolio Acquisitions"). The aggregate consideration payable by the Company for the Portfolio Acquisitions consists of approximately $25.8 million in cash and approximately 1.9 million shares of Common Stock, subject to customary closing adjustments and prorations. The Portfolio Acquisitions are not subject to stockholder approval and are currently expected to close on or before September 1, 1997, subject to satisfaction of the Company's due diligence and customary closing conditions. See the Historical As Adjusted Financial Information of the Company included elsewhere herein for a more detailed discussion of the Portfolio Acquisitions.

PRUDENTIAL PORTFOLIO PROPERTY DESCRIPTION

    The following tables set forth certain information relating to the Prudential property portfolio.

                                                      PRUDENTIAL PORTFOLIO
                                                        AS OF JUNE, 1997
                                                                                                                      PERCENT OF
                                                                                 PURCHASE    OCCUPANCY    RENTABLE       TOTAL
             PROPERTY                    LOCATION            PROPERTY TYPE        PRICE        RATE      SQUARE FEET  SQUARE FEET
----------------------------------  -------------------  ---------------------  ----------  -----------  -----------  -----------
DALLAS
                                                         Warehouse
  Exchange Service Center 1         Arlington, TX        Distribution           $5,579,161(1)    100.00%    147,840        2.83%
                                                         Warehouse
  Exchange Service Center 2         Arlington, TX        Distribution                     (1)     60.90%    141,616        2.71%
                                                         Warehouse
  Highland Place                    Dallas, TX           Distribution            7,830,000(2)    100.00%    279,840        5.35%
                                                                                ----------  -----------  -----------  -----------
                                                                                13,409,161      90.27%      569,296       10.88%
                                                                                ----------  -----------  -----------  -----------
LOS ANGELES BASIN
                                                         Warehouse
  250 W. Manville Bldg. 5           Compton, CA          Distribution           43,523,688(3)    100.00%    206,483        3.95%
                                                         Warehouse
  255 W. Manville Bldg. 6           Compton, CA          Distribution                     (3)    100.00%    108,387        2.07%
                                                         Warehouse
  375 W. Apra Bldg. 1               Compton, CA          Distribution                     (3)    100.00%     85,345        1.63%
                                                         Warehouse
  375 W. Manville Bldg. 7           Compton, CA          Distribution                     (3)    100.00%    100,000        1.91%
                                                         Warehouse
  425 W. Apra Bldg. 2               Compton, CA          Distribution                     (3)    100.00%     60,175        1.15%
                                                         Warehouse
  475 W. Apra Bldg. 3               Compton, CA          Distribution                     (3)      0.00%     50,003        0.96%
                                                         Warehouse
  475 W. Manville Bldg. 8           Compton, CA          Distribution                     (3)    100.00%     98,013        1.87%
                                                         Warehouse
  515 W. Apra Bldg. 4               Compton, CA          Distribution                     (3)    100.00%     54,359        1.04%
                                                         Warehouse
  525 W. Manville Bldg. 9           Compton, CA          Distribution                     (3)    100.00%    183,000        3.50%
                                                         Warehouse
  605 W. Victoria Bldg. 10          Compton, CA          Distribution                     (3)    100.00%     73,557        1.41%
                                                         Warehouse
  685 W. Victoria Bldg. 11          Compton, CA          Distribution                     (3)    100.00%     50,296        0.96%
                                                         Warehouse
  Bldg #14 2837 Cedar St.           Ontario, CA          Distribution           15,677,178(4)    100.00%     40,159        0.77%
                                                         Warehouse
  Bldg #15 2817 Cedar St.           Ontario, CA          Distribution                     (4)    100.00%     49,611        0.95%
                                                         Warehouse
  Bldg #16 1921 Business Pkwy.      Ontario, CA          Distribution                     (4)    100.00%     66,894        1.28%
                                                         Warehouse
  Bldg #17 1841 Business Pkwy.      Ontario, CA          Distribution                     (4)    100.00%     50,383        0.96%
                                                         Warehouse
  Bldg #18 1819 Business Pkwy.      Ontario, CA          Distribution                     (4)    100.00%     62,126        1.19%
                                                         Warehouse
  Bldg #2 1751-53 S. Pt. Ave.       Ontario, CA          Distribution                     (4)    100.00%    124,220        2.37%
  Cedarpointe                       Ontario, CA          Land - 27.41 acres      3,055,000      --           --           --
                                                                                ----------  -----------  -----------  -----------
                                                                                62,255,866      96.58%    1,463,011       27.97%
                                                                                ----------  -----------  -----------  -----------
MIAMI
                                                         Warehouse
  Centerport Building A             Pompano Beach, FL    Distribution            3,556,490      98.08%       80,040        1.53%
                                                         Warehouse
  Centerport Building B             Pompano Beach, FL    Distribution            3,369,890     100.00%       95,940        1.83%
  Centerport Building E             Pompano Beach, FL    Light Industrial        4,397,000     100.00%       43,399        0.83%
                                                                                ----------  -----------  -----------  -----------
                                                                                11,323,380      99.30%      219,379        4.19%
                                                                                ----------  -----------  -----------  -----------
JACKSONVILLE
                                                         Warehouse
  1720 Lewis Industrial Drive       Jacksonville, FL     Distribution            2,965,818     100.00%      102,000        1.95%
                                                         Warehouse
  2000 Lewis Industrial Drive       Jacksonville, FL     Distribution            2,148,150     100.00%       84,000        1.61%
                                                         Warehouse
  2001 North Ellis Road             Jacksonville, FL     Distribution            5,205,673     100.00%      202,000        3.86%
                                                         Warehouse
  2155 North Ellis Road             Jacksonville, FL     Distribution            2,880,359      64.71%      114,240        2.18%
                                                         Warehouse
  460-500 Ellis Road                Jacksonville, FL     Distribution            8,023,130      60.02%      336,880        6.44%
                                                                                ----------  -----------  -----------  -----------
                                                                                21,223,130      79.14%      839,120       16.04%
                                                                                ----------  -----------  -----------  -----------


                                                                    (3)
                                                  PERCENT OF     EFFECTIVE
                                     ANNUALIZED   TOTAL BASE     RENT PER
             PROPERTY               BASE RENT(1)     RENT       SQUARE FEET
----------------------------------  ------------  -----------  -------------
DALLAS

  Exchange Service Center 1          $  443,520        2.40%          3.00

  Exchange Service Center 2             202,664        1.10%          2.48

  Highland Place                        601,656        3.26%          2.53
                                    ------------  -----------       ------
                                      1,247,840        6.77%          2.66
                                    ------------  -----------       ------
LOS ANGELES BASIN

  250 W. Manville Bldg. 5               830,062        4.50%          4.02

  255 W. Manville Bldg. 6               422,709        2.29%          3.90

  375 W. Apra Bldg. 1                   404,056        2.19%          4.95

  375 W. Manville Bldg. 7               288,000        1.56%          2.88

  425 W. Apra Bldg. 2                   238,293        1.29%          4.38

  475 W. Apra Bldg. 3                    --            0.00%

  475 W. Manville Bldg. 8               329,324        1.79%          3.36

  515 W. Apra Bldg. 4                   195,692        1.06%          3.60

  525 W. Manville Bldg. 9               680,760        3.69%          3.72

  605 W. Victoria Bldg. 10              369,250        2.00%          5.10

  685 W. Victoria Bldg. 11              192,000        1.04%          4.06

  Bldg #14 2837 Cedar St.               180,976        0.98%          4.51

  Bldg #15 2817 Cedar St.               154,800        0.84%          3.35

  Bldg #16 1921 Business Pkwy.          244,668        1.33%          4.42

  Bldg #17 1841 Business Pkwy.          187,428        1.02%          3.72

  Bldg #18 1819 Business Pkwy.          246,984        1.34%          4.29

  Bldg #2 1751-53 S. Pt. Ave.           468,984        2.54%          3.90
  Cedarpointe                            --           --            --
                                    ------------  -----------       ------
                                      5,433,986       29.46%          3.96
                                    ------------  -----------       ------
MIAMI

  Centerport Building A                 368,350        2.00%          4.93

  Centerport Building B                 388,647        2.11%          4.05
  Centerport Building E                 440,714        2.39%         10.23
                                    ------------  -----------       ------
                                      1,197,711        6.49%          5.60
                                    ------------  -----------       ------
JACKSONVILLE

  1720 Lewis Industrial Drive           300,900        1.63%          2.95

  2000 Lewis Industrial Drive           239,400        1.30%          3.03

  2001 North Ellis Road                 666,396        3.61%          3.30

  2155 North Ellis Road                 172,392         .94%          2.33

  460-500 Ellis Road                  1,031,973        5.60%          3.18
                                    ------------  -----------       ------
                                      2,411,061       13.12%          3.07
                                    ------------  -----------       ------

                                                      PRUDENTIAL PORTFOLIO
                                                        AS OF JUNE, 1997
                                                                                                                     PERCENT OF
                                                                               PURCHASE     OCCUPANCY    RENTABLE       TOTAL
            PROPERTY                   LOCATION            PROPERTY TYPE         PRICE        RATE      SQUARE FEET  SQUARE FEET
--------------------------------  -------------------  ---------------------  -----------  -----------  -----------  -----------
NEW ORLEANS
  Cypress Pt Business Ctr. 1      New Orleans, LA      Light Industrial       $ 2,177,986(5)     80.85%     19,388        0.37%
  Cypress Pt Business Ctr. 2      New Orleans, LA      Light Industrial                  (5)    100.00%     41,812        0.80%
  Parkway Center 1                New Orleans, LA      Light Industrial         7,027,753(6)     76.35%     20,300        0.39%
  Parkway Center 2                New Orleans, LA      Light Industrial                  (6)    100.00%     44,390        0.85%
  Parkway Center 3                New Orleans, LA      Light Industrial                  (6)     69.73%    136,035        2.60%
  Riverbend O/S Ctr.              St. Rose, LA         Light Industrial                       100.00%       44,356        0.85%
                                                       Warehouse
  Riverbend Warehouse I           St. Rose, LA         Distribution            11,684,329     100.00%      367,320        7.02%
                                                       Warehouse
  Riverbend Warehouse II          St. Rose, LA         Distribution             5,388,573     100.00%      180,000        3.44%
                                                                              -----------  -----------  -----------  -----------
                                                                               28,521,281      94.18%      853,601       16.32%
                                                                              -----------  -----------  -----------  -----------
RICHMOND
  North Run III                   Richmond, VA         Light Industrial         5,070,705      96.44%       53,941        1.03%
  North Run IV                    Richmond, VA         Light Industrial         7,916,451      97.85%       91,970        1.76%
                                                                              -----------  -----------  -----------  -----------
                                                                               12,987,156      97.33%      145,911        2.79%
                                                                              -----------  -----------  -----------  -----------
HOUSTON
  4515 Pinemont Distribution      Houston, TX          Light Industrial         2,988,440(7)    100.00%     31,186        0.60%
  4525 Pinemont Distribution      Houston, TX          Light Industrial                  (7)     89.93%     68,120        1.30%
                                                       Warehouse
  1810 Brittmore Distribution     Houston, TX          Distribution             8,099,212(8)    100.00%    168,758        3.23%
                                                       Warehouse
  1812 Brittmore Distribution     Houston, TX          Distribution                      (8)    100.00%    145,520        2.78%
                                                       Warehouse
  7111 Perimeter Distribution     Houston, TX          Distribution             3,291,437(9)     55.95%     97,246        1.86%
                                                       Warehouse
  7121 Perimeter Distribution     Houston, TX          Distribution                      (9)    100.00%     43,680        0.83%
                                                       Warehouse
  Pine North Distribution 1       Houston, TX          Distribution             3,267,181 10)     66.42%     48,600       0.93%
                                                       Warehouse
  Pine North Distribution 2       Houston, TX          Distribution                       10)    100.00%     81,000       1.55%
                                                                              -----------  -----------  -----------  -----------
                                                                               17,646,270      90.35%      684,110       13.08%
                                                                              -----------  -----------  -----------  -----------
DETROIT
                                  Farmington Hills,
  H & J Industrial 1              MI                   Light Industrial         2,927,901 11)     63.01%     28,283       0.54%
                                  Farmington Hills,
  H & J Industrial 2              MI                   Light Industrial                   11)    100.00%     14,521       0.28%
                                  Farmington Hills,
  H & J Industrial 3              MI                   Light Industrial                   11)    100.00%     15,910       0.30%
                                  Farmington Hills,
  H & J Industrial 4              MI                   Light Industrial                   11)    100.00%      6,200       0.12%
  Southfield Commerce Ctr. 1      Southfield, MI       Light Industrial         3,590,132 12)     89.91%     38,485       0.74%
  Southfield Commerce Ctr. 2      Southfield, MI       Light Industrial                   12)     87.47%     58,545       1.12%
                                  Farmington Hills,
  Westhills Commerce Ctr. 1       MI                   Light Industrial         2,840,299 13)    100.00%     26,687       0.51%
                                  Farmington Hills,
  Westhills Commerce Ctr. 2       MI                   Light Industrial                   13)     62.69%     32,549       0.62%
                                                       Warehouse
  HCC - Lot 26 (11)               New Boston, MI       Distribution             2,612,093     100.00%       77,060        1.47%
                                                       Warehouse
  HCC - Lot 27 (8)                New Boston, MI       Distribution             1,896,127     100.00%       47,556        0.91%
                                                       Warehouse
  HCC - Lot 6 (16)                New Boston, MI       Distribution             3,599,204     100.00%      111,204        2.13%
  HCC                             New Boston, MI       Land - 102.1 Acres       6,690,000      --           --           --
                                                                              -----------  -----------  -----------  -----------
  Chicago Corporate Crossing      Bollingbrook, IL     Land - 49.9 Acres        4,678,000      --           --           --
                                                                              -----------  -----------  -----------  -----------
                                                                               24,155,756      92.60%      457,000        8.74%
                                                                              -----------  -----------  -----------  -----------
  Total/Average                                                               $196,200,000     91.68%    5,231,428      100.00%
                                                                              -----------  -----------  -----------  -----------
                                                                              -----------  -----------  -----------  -----------


                                                                  (15)
                                                 PERCENT OF     EFFECTIVE
                                   ANNUALIZED    TOTAL BASE     RENT PER
            PROPERTY              BASE RENT(14)     RENT       SQUARE FEET
--------------------------------  -------------  -----------  -------------
NEW ORLEANS
  Cypress Pt Business Ctr. 1       $   102,267        0.55%     $    6.52
  Cypress Pt Business Ctr. 2           126,693        0.69%          3.03
  Parkway Center 1                      94,437        0.51%          6.09
  Parkway Center 2                     216,483        1.17%          4.88
  Parkway Center 3                     322,502        1.75%          3.40
  Riverbend O/S Ctr.                   275,405        1.49%          6.21

  Riverbend Warehouse I              1,244,637        6.75%          3.53

  Riverbend Warehouse II               513,160        2.78%          2.94
                                  -------------  -----------       ------
                                     2,895,584       15.70%          3.72
                                  -------------  -----------       ------
RICHMOND
  North Run III                        555,423        3.01%         10.89
  North Run IV                         849,195        4.60%         10.31
                                  -------------  -----------       ------
                                     1,404,618        7.62%         10.52
                                  -------------  -----------       ------
HOUSTON
  4515 Pinemont Distribution           106,200        0.58%          3.41
  4525 Pinemont Distribution           227,352        1.23%          3.71

  1810 Brittmore Distribution          479,004        2.60%          2.85

  1812 Brittmore Distribution          491,028        2.66%          3.50

  7111 Perimeter Distribution          177,036        0.96%          3.58

  7121 Perimeter Distribution          159,720        0.87%          3.69

  Pine North Distribution 1            106,200        0.58%          3.29

  Pine North Distribution 2            230,100        1.25%          2.99
                                  -------------  -----------       ------
                                     1,976,640       10.72%          3.28
                                  -------------  -----------       ------
DETROIT

  H & J Industrial 1                    92,852        0.50%          5.21

  H & J Industrial 2                    85,331        0.46%          5.85

  H & J Industrial 3                    85,579        0.46%          6.38

  H & J Industrial 4                    40,800        0.22%          6.58
  Southfield Commerce Ctr. 1           138,663        0.75%          4.01
  Southfield Commerce Ctr. 2           202,599        1.10%          4.01

  Westhills Commerce Ctr. 1            165,637        0.90%          6.30

  Westhills Commerce Ctr. 2            127,342        0.69%          6.33

  HCC - Lot 26 (11)                    277,416        1.50%          4.16

  HCC - Lot 27 (8)                     207,420        1.12%          4.36

  HCC - Lot 6 (16)                     383,654        2.08%          3.45
  HCC                                  --            --            --
                                  -------------  -----------       ------
  Chicago Corporate Crossing           --            --            --
                                  -------------  -----------       ------
                                     1,807,293        9.80%          4.43
                                  -------------  -----------       ------
  Total/Average                    $18,374,733      100.00%          3.88
                                  -------------  -----------       ------
                                  -------------  -----------       ------

------------------------------
    (1) Represents purchase price negotiated for multiple properties.

    (2) Represents purchase price negotiated for multiple properties.

    (3) Represents purchase price negotiated for multiple properties.

    (4) Represents purchase price negotiated for multiple properties.

    (5) Represents purchase price negotiated for multiple properties.

    (6) Represents purchase price negotiated for multiple properties.

    (7) Represents purchase price negotiated for multiple properties.

    (8) Represents purchase price negotiated for multiple properties.

    (9) Represents purchase price negotiated for multiple properties.

   (10) Represents purchase price negotiated for multiple properties.

   (11) Represents purchase price negotiated for multiple properties.

   (12) Represents purchase price negotiated for multiple properties.

   (13) Represents purchase price negotiated for multiple properties.

(14) Represents annualized monthly base rent from leases in effect as of June 1, 1997. Base rent means contractural gross rent and therefore, excludes payments by tenants on account of real estate taxes and operating expense reimbursements.

(15) Effective Rent represents contractual rents in effect at June 1, 1997 as annualized, adjusted to reflect the straight line impact of free rents and rental increases in accordance with generally accepted accounting principles.

                              PRUDENTIAL PORTFOLIO
                               LEASE EXPIRATIONS

                                                                         PERCENTAGE    CUMULATIVE %
                                                                             OF          OF TOTAL        ANNUAL
                                                           SQUARE FEET  TOTAL LEASED      LEASED        BASE RENT
                                              NUMBER OF    SUBJECT TO   SQUARE FEET   SQUARE FEET OF      UNDER
                                               LEASES       EXPIRING    OF EXPIRING      EXPIRING       EXPIRING
YEAR                                          EXPIRING       LEASES        LEASES         LEASES        LEASES(1)
------------------------------------------  -------------  -----------  ------------  --------------  -------------

1997......................................           39       730,927         15.24%         15.24%   $   2,695,348
1998......................................           47     1,252,074         26.11%         41.35%       4,697,060
1999......................................           37       496,823         10.36%         51.71%       2,162,069
2000......................................           24       645,735         13.46%         65.17%       3,196,067
2001......................................           14       493,691         10.29%         75.46%       1,848,228
2002......................................           11       422,826          8.82%         84.28%       1,413,326
2003......................................            2        86,135          1.80%         86.08%         316,293
2004......................................            1        25,320          0.53%         86.60%         130,428
2005......................................            5       555,707         11.59%         98.19%       1,555,581
2006......................................            1         9,755          0.20%         98.39%          82,917
2007......................................            1        77,060          1.61%        100.00%         277,416
                                                    ---    -----------                                -------------
                                                    182     4,796,053                                 $  18,374,733
                                                    ---    -----------                                -------------
                                                    ---    -----------                                -------------

------------------------

(1) Represents annualized monthly base rent from leases in effect as of June 1, 1997. Base rent means contractual gross rent and therefore, excludes payments by tenants on account of real estate tax and operating expense reimbursements.

REQUIRED VOTE

    The Board voted unanimously in favor of the Prudential Stock Issuance and recommends that the Company stockholders vote in favor thereof. Proxies will be voted in favor of the Prudential Stock Issuance unless stockholders specify in their Proxies a contrary choice. Approval of Proposal Two is not a condition to Proposal One.

    Assuming that a quorum is present, the affirmative vote of a majority of all the votes cast at the Special Meeting is necessary for approval of the Prudential Stock Issuance. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                       SELECTED FINANCIAL AND OTHER DATA

                      AS OF AND FOR THE PERIODS INDICATED
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                        PRO FORMA
                                                                                                --------------------------
                                                                                                   PRUDENTIAL STOCK AND
                                        HISTORICAL                    HISTORICAL AS ADJUSTED      PROPERTY TRANSACTIONS
                         -----------------------------------------  --------------------------  --------------------------
                         DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,
                            1995(1)         1996          1997          1996          1997          1996          1997
                         -------------  -------------  -----------  -------------  -----------  -------------  -----------

OPERATING DATA:
  Total Revenues.......    $      33      $  35,041     $  24,868     $  57,596     $  31,215     $  79,537     $  41,947
  Income Before Gain On
    Sale of Properties
    and Extraordinary
    Items..............       (1,293)        11,161         8,932        16,375        10,349        25,625        14,859
      Gain (Loss)On
        Sale of
        Properties.....       --              3,313          (448)        3,313          (448)        3,313          (448)
      Extraordinary
        Items..........       --               (411)         (808)       --            --            --            --
  Net Income (Loss)....       (1,293)        14,063         7,676        19,688         9,901        28,938        14,411
  Net Income Allocable
    to Common..........       (1,322)        11,651         6,267        16,870         8,492        26,120        13,002
  Net Income Per Common
    Share:
    Before
      Extraordinary
      Items............        32.05      $    1.38     $    0.50     $    1.06     $    0.53     $    1.14     $    0.56
    Net Income.........        32.05           1.33          0.44          1.06          0.53          1.14          0.56
  Distributions Per
    Share:
    Common Stock.......       --               0.99          0.58          1.16          0.58          1.16          0.58
    Series B Preferred
      Dividends........         0.03           1.06          0.62          1.24          0.62          1.24          0.62
BALANCE SHEET:
  Investment in Real
    Estate, Net........          300      $ 321,984     $ 382,170        --         $ 472,220        --         $ 670,528
  Total Assets.........        3,724        333,063       399,036        --           489,086        --           687,394
  Mortgage Loans.......       --             66,094        82,508        --            82,508        --            82,508
  Unsecured Credit
    Facility...........       --             11,500        60,500        --           111,920        --           168,120
  Stockholders'
    Equity.............         (714)       243,513       241,979        --           280,564        --           420,564
OTHER DATA:
  Cash Flows Provided
    By (Used In):
    Operating
      Activities.......         (459)        20,615         6,372
    Investing
      Activities.......         (576)       (86,302)      (46,827)
    Financing
      Activities.......        1,510         68,154        39,608
  Weighted Average:
    Common Shares
      Outstanding(2)...          900          8,779        14,105        15,882        16,021        22,979        23,117
    Preferred Shares
      Outstanding......        1,000          2,273         2,273         2,273         2,273         2,273         2,273


                                                      PRUDENTIAL AND AMERITECH
                           AMERITECH TRANSACTION            TRANSACTIONS
                         --------------------------  --------------------------
                         DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,
                             1996          1997          1996          1997
                         -------------  -----------  -------------  -----------
OPERATING DATA:
  Total Revenues.......    $  73,660     $  40,061     $  95,601     $  50,793
  Income Before Gain On
    Sale of Properties
    and Extraordinary
    Items..............       24,927        15,131        34,177        19,641
      Gain (Loss)On
        Sale of
        Properties.....        3,313          (448)        3,313          (448)
      Extraordinary
        Items..........       --            --            --            --
  Net Income (Loss)....       28,240        14,683        37,490        19,193
  Net Income Allocable
    to Common..........       25,422        13,274        34,672        17,784
  Net Income Per Common
    Share:
    Before
      Extraordinary
      Items............    $    1.10     $    0.57     $    1.14     $    0.58
    Net Income.........         1.10          0.57          1.14          0.58
  Distributions Per
    Share:
    Common Stock.......         1.16          0.58          1.16          0.58
    Series B Preferred
      Dividends........         1.24          0.62          1.24          0.62
BALANCE SHEET:
  Investment in Real
    Estate, Net........       --         $ 620,035        --         $ 818,343
  Total Assets.........       --           636,901        --           835,209
  Mortgage Loans.......       --            82,508        --            82,508
  Unsecured Credit
    Facility...........       --           111,920        --           168,120
  Stockholders'
    Equity.............       --           426,084        --           566,084
OTHER DATA:
  Cash Flows Provided
    By (Used In):
    Operating
      Activities.......
    Investing
      Activities.......
    Financing
      Activities.......
  Weighted Average:
    Common Shares
      Outstanding(2)...       23,196        23,335        30,293        30,431
    Preferred Shares
      Outstanding......        2,273         2,273         2,273         2,273

------------------------

(1) Reflects the historical operations of the Company as of and for the period from May 18, 1995 (inception) to December 31, 1995.

(2) Common shares outstanding reflect the dilutive effects of stock options granted by the Company to its directors and officers pursuant to its stock plan, warrants issued in connection with the Merger and shares to be issued pursuant to a stock option agreement with one of its stockholders, aggregating to 501,039 and 371,069 additional shares of Common Stock for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

                              PREDECESSOR ENTITIES

                       SELECTED FINANCIAL AND OTHER DATA

                      AS OF AND FOR THE PERIODS INDICATED
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                        MERGED TRUSTS(1)
                                                                                               -----------------------------------
                                                                                                JANUARY 1,
                                                                                                  1996 TO
                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                               -----------------------------------
                                                                                               FEBRUARY 23,
                                                                                                  1996(2)
                                                                                               -------------
                                                                                                                1995       1994
                                                                                                              ---------  ---------

OPERATING DATA:
  Total Revenues.............................................................................    $   5,158    $  34,597  $  34,822
  Income (Loss) Before Extraordinary Items...................................................         (542)         852    (11,135)
      Extraordinary Items....................................................................       --           (1,865)    --
  Net Income (Loss)..........................................................................         (542)      (1,013)   (11,135)
  Distributions Per Share:
    Common Stock.............................................................................       --           --         --
    Preferred Dividends......................................................................       --           --         --
BALANCE SHEET DATA:
  Investment in Real Estate, Net.............................................................    $  --        $ 217,216  $ 226,219
  Total Assets...............................................................................       --          247,159    250,986
  Mortgage Loans.............................................................................       --          109,728    137,143
  Unsecured Credit Facility..................................................................       --           --         --
  Stockholders' Equity.......................................................................       --          106,375    107,388
OTHER DATA:
  Cash Flows Provided By (Used In):
    Operating Activities.....................................................................    $    (549)   $   7,229  $   6,755
    Investing Activities.....................................................................         (185)      (5,039)     5,949
    Financing Activities.....................................................................         (442)      (6,069)   (14,200)


                                                                                                 1993       1992       1991

                                                                                               ---------  ---------  ---------

OPERATING DATA:
  Total Revenues.............................................................................  $  35,024  $  38,096  $  39,587

  Income (Loss) Before Extraordinary Items...................................................     (9,993)   (18,884)   (17,878)

      Extraordinary Items....................................................................        796     --         --

  Net Income (Loss)..........................................................................     (9,197)   (18,884)   (17,878)

  Distributions Per Share:
    Common Stock.............................................................................     --         --         --

    Preferred Dividends......................................................................     --         --         --

BALANCE SHEET DATA:
  Investment in Real Estate, Net.............................................................  $ 249,492  $ 277,561  $ 300,854

  Total Assets...............................................................................    275,951    304,426    323,735

  Mortgage Loans.............................................................................    151,130    168,059    166,534

  Unsecured Credit Facility..................................................................     --         --         --

  Stockholders' Equity.......................................................................    118,523    128,182    148,914

OTHER DATA:
  Cash Flows Provided By (Used In):
    Operating Activities.....................................................................  $   8,226  $   6,946  $   5,140

    Investing Activities.....................................................................       (466)    (1,723)    (3,110)

    Financing Activities.....................................................................     (4,696)    (1,007)     1,414


----------------------------------

(1) On February 23, 1996, the Company completed a merger (the "Merger") whereby Meridian Point Realty Trust IV Co., Meridian Point Realty Trust VI Co., and Meridian Point Realty Trust VII Co., (the "Merged Trusts") were merged into the Company. Accordingly, the information above reflects the combined historical operations of the Merged Trusts as of and for the period from January 1, 1996 to the Merger date of February 23, 1996, and as of and for each of the five years ended December 31, 1995.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
               (DOLLARS IN THOUSANDS UNLESS INDICATED OTHERWISE)

    The following discussion contains certain forward-looking statements. Those statements appear in a number of places and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) potential acquisitions or property developments by the Company; (ii) the Company's financing plans; (iii) trends affecting the Company's financial condition or results of operations;
(iv) the Company's growth strategy, operating strategy and financing strategy;
(v) the declaration and payment of dividends; and (vi) regulatory matters affecting the Company. These forward looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in the forward looking statements as a result of various factors. Risks and uncertainties associated with the Company's operations include risks that: acquisition opportunities explored by the Company may be abandoned, investments will fail to perform in accordance with expectations and that analysis with respect to the cost of improvements to bring an acquired project up to standards will prove inaccurate, as well as general investment risks associated with real estate investments. Additionally, the following discussion should be read in conjunction with the pro forma, historical as adjusted, and respective historical and historical condensed consolidated financial statements and notes thereto included elsewhere in this Proxy Statement. In the opinion of management, the respective pro forma and historical as adjusted financial information provides for all adjustments necessary to reflect the pro forma and as adjusted historical effects of the transactions described below.

BACKGROUND

    HISTORICAL--The historical condensed consolidated financial information as of and for the six months ended June 30, 1997 and year ended December 31, 1996 reflects the historical operations of the Company. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for the six months ended June 30, 1997, respectively, and to the Company's historical financial statements as of and for the year ended December 31, 1996 and historical condensed financial statements as of and for the period June 30, 1997 included elsewhere in this Proxy Statement for further information regarding the historical operations of the Company.

    HISTORICAL AS ADJUSTED--The unaudited historical as adjusted condensed consolidated balance sheet information as of June 30, 1997 has been prepared to reflect (i) the post-June 30, 1997 acquisition of three operating properties and development of properties under construction, (ii) the pending acquisition in 1997 of two separate portfolios (the "Portfolio Acquisitions") comprising 12 warehouse/industrial properties that the Company's management deems probable of closing, as if such transactions had occurred on June 30, 1997.

    The historical as adjusted condensed consolidated statement of operations information for the six months ended June 30, 1997 has been prepared to reflect
(i) the incremental effect of the nine individual properties acquired during 1997 (the "1997 Individual Acquired Properties"), (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of properties sold during 1997 (the "1997 Property Sales"), and (iv) the April 1997 restructuring (the "April 1997 Restructing") of the Company's revolving bank credit agreement (the "Unsecured Credit Facility"), as if such transactions had occurred on January 1, 1996.

    The historical as adjusted condensed consolidated statement of operations information for the year ended December 31, 1996 has been prepared to reflect
(i) the incremental effect of the 1997 Individual Acquired Properties and properties acquired by the Company during 1996 (collectively, the "1996 and 1997 Acquired Properties"); (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of the 1997 Property Sales and those properties sold by the Company during 1996 (collectively, the "1996 and 1997 Property Sales"); (iv) the incremental effect of debt paydowns during 1996 with the proceeds from the Company's two 1996 Common Stock offerings (the "1996 Offerings"); (v) the April

1997 Restructuring; (vi) the respective historical results of the three companies (the "Merged Trusts") that were merged into the Company on February 23, 1996 (the "Merger") and the acquisition of certain net assets (the assets acquired and the transaction are referred to herein as the "Trust '83 Properties" and the "Asset Purchase", respectively) that occurred concurrent with the Merger for the period from January 1, 1996 to February 23, 1996 (i.e., prior to the Merger and Asset Purchase); and (vii) the respective effects of the Merger and the retirement of certain indebtedness concurrent with the Merger using the net proceeds from the issuance of the Company's preferred stock and the availability of the Unsecured Credit Facility (referred to collectively as the "Refinancing") on the historical results of the Merged Trusts and the Trust '83 Properties for the period from January 1, 1996 to February 23, 1996; to reflect the post-Merger activities of the Company as if such transactions had occurred on January 1, 1996. The Merger, Asset Purchase and Refinancing each closed concurrently on February 23, 1996.

    PRO FORMA--The unaudited pro forma condensed consolidated balance sheet information as of June 30, 1997 has been prepared to reflect (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction and (iii) the Ameritech Transaction as if such transactions had occurred on June 30, 1997. The accompanying unaudited pro forma condensed consolidated statement of operations information has been prepared to reflect the closing of (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction and (iii) the Ameritech Transaction as if such transactions had occurred on January 1, 1996. Closure of the Prudential Stock Transaction and the issuance of shares of Common Stock in connection with the Ameritech Transaction are each individually dependent upon the approval of a majority of the votes cast at the Special Meeting. As such, the pro forma financial information has been prepared to reflect the following scenarios: (i) closure of only the Prudential Stock Transaction and the Prudential Property Transaction (which does not require stockholder approval, see "Information Concerning Solicitation and Voting--Summary of Proposals to be Considered at the Special Meeting"), (ii) closure of only the Ameritech Transaction, and (iii) closure of the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech Transaction.

RESULTS OF OPERATIONS

COMPARISON OF PRO FORMA RESULTS OF OPERATIONS TO THE HISTORICAL AS ADJUSTED
  RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND YEAR ENDED DECEMBER 31, 1996

    The Company's pro forma statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996 reflect adjustments to the historical as adjusted results for the following: (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction and (iii) the Ameritech Transaction as if such transactions had occurred on January 1, 1996.

    Accordingly, (i) assuming closure of only the Prudential Stock Transaction and the Prudential Property Transaction, such adjustments result in an increase in pro forma total revenues and net income before gain on sale of properties and extraordinary items over historical as adjusted amounts of $10,732 and $4,510 for the six months ended June 30, 1997 and $21,941 and $9,250 for the year ended December 31, 1996, respectively; (ii) assuming closure of only the Ameritech Transaction, such adjustments result in an increase in pro forma total revenues and net income before gain on sale of properties and extraordinary items over historical as adjusted amounts of $8,846 and $4,782 for the six months ended June 30, 1997 and $16,064 and $8,552 for the year ended December 31, 1996, respectively; and (iii) assuming closure of each of the Prudential Stock Transaction, the Prudential Property Transaction, and the Ameritech Transaction, such adjustments result in an increase in pro forma total revenues and net income before gain on sale of properties and extraordinary items over historical as adjusted amounts of $19,578 and $9,292 for the six months ended June 30, 1997 and $38,005 and $17,802 for the year ended December 31, 1996, respectively.

COMPARISON OF THE HISTORICAL AS ADJUSTED RESULTS OF OPERATIONS TO THE HISTORICAL
  RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997

    The Company's historical as adjusted condensed consolidated statement of operations for the six months ended June 30, 1997 reflects: (i) the incremental effect of the 1997 Individual Acquired Properties, (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of the 1997 Property Sales, and (iv) the April 1997 Restructuring, as if such transactions had occurred on January 1, 1996. Such adjustments result in an increase in historical as adjusted total revenues and net income before gain on sale of properties and extraordinary items over historical amounts of $6,347 and $1,417 for the six months ended June 30, 1997.

COMPARISON OF THE HISTORICAL AS ADJUSTED RESULTS OF OPERATIONS TO THE HISTORICAL
  RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

    The Company's historical as adjusted condensed consolidated statement of operations for the year ended December 31, 1996 reflects: (i) the incremental effect of the 1996 and 1997 Individual Acquired Properties, (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of the 1996 and 1997 Property Sales, (iv) the incremental effect of debt paydowns during 1996 with the proceeds from the 1996 Offerings, (v) the April 1997 Restructuring, (vi) the respective historical results of the Merged Trusts and the Trust '83 Properties for the period from January 1, 1996 to February 23, 1996 (i.e., prior to the Merger and Asset Purchase), and (vii) the respective effects of the Merger and the Refinancing on the historical results of the Merged Trusts and the Trust '83 Properties for the period from January 1, 1996 to February 23, 1996, to reflect the post-Merger activities of the Company as if such transactions had occurred on January 1, 1996. The Merger, Asset Purchase and Refinancing each closed concurrently on February 23, 1996. Such adjustments result in an increase in historical as adjusted total revenues and net income before gain on sale of properties and extraordinary items over historical amounts of $22,555 and $5,214 for the year ended December 31, 1996.

COMPARISON OF HISTORICAL RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30,
  1997 TO HISTORICAL RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30,
  1996

    The Company was incorporated on May 18, 1995. The Merger and Asset Purchase were consummated on February 23, 1996. Prior to the Merger and Asset Purchase, the Company had no operating activities other than receiving interest on its investments and paying general and administrative expenses. In comparison to the operating activities of the Company for 1997 which reflect six full months of operations from January 1, 1997 to June 30, 1997, the historical results of operations for the six months ended June 30, 1996 reflect the operating activities of the Company from February 23, 1996 to June 30, 1996 (the difference between these two time periods are referred to as "Short Period Differences").

    Rentals from real estate investments for the six months ended June 30, 1997 and 1996 totaled $24,564 and $13,372, respectively. The increase of $11,192 was primarily due to: (i) the Short Period Differences, (ii) properties acquired during 1996 and 1997 ("Property Acquisitions") which increased rental revenues by $5,385, and (ii) the rental revenues generated by the build-to-suit properties placed in service during 1996 and 1997 ("Completed Build-to-Suits") totaling $1,805. These increases were partially offset by properties disposed of during 1996 and 1997 ("Property Dispositions") which reduced rental revenues by $2,229.

    Compared to the same period in 1996, interest expense increased by $1,247 to $3,784 during the six months ended June 30, 1997. The increase was primarily due to the Short Period Differences.

    Property taxes increased by $1,497 to $3,393 during the six months ended June 30, 1997 compared to the same period in 1996. The increase was primarily due to: (i) the Short Period Differences, (ii) the property taxes attributable to the Property Acquisitions totaling $577, and (iii) the property taxes for the Completed Build-to-Suits amounting to $309. These increases were partially offset by Property Dispositions which reduced property taxes by $254.

    Property operating costs increased by $728 to $2,042 during the six months ended June 30, 1997 compared to the same period in 1996. The increase was primarily due to: (i) the Short Period Differences and (ii) the operating costs attributable to the Property Acquisitions totaling $248. These increases were partially offset by Property Dispositions which reduced property operating costs by $353.

    General and administrative expenses totaled $2,501 and $1,788 for the six months ended June 30, 1997 and 1996, respectively. The increase of $713 is primarily due to the Short Period Differences.

    Depreciation and amortization expense increased by $2,373 to $4,216 during the six months ended June 30, 1997 compared to the same period in 1996. The increase was primarily due to: (i) the Short Period Differences, (ii) the depreciation costs attributable to the Property Acquisitions totaling $1,110 and
(iii) the depreciation for the Completed Build-to-Suits amounting to $424. These increases were partially offset by Property Dispositions which reduced depreciation and amortization expenses by $230.

    The net loss on sale of properties totaling $448 for the six months ended June 30, 1997 was attributable to the disposition of the Wildwood and Golden Cove properties which resulted in a total loss of $1,158. The losses were partially offset by gains on the disposition of the Birmingham I, Birmingham II and Phoenix North 23rd properties totaling $710.

    The extraordinary item totaling $808 for the six months ended June 30, 1997 was attributable to the restructuring of the Company's Unsecured Credit Facility. The extraordinary item totaling $411 for the six months ended June 30, 1996 was incurred in connection with the retirement of debt assumed in connection with the Merger and Asset Purchase.

COMPARISON OF HISTORICAL RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
  1996 TO HISTORICAL RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

    The Company was incorporated on May 18, 1995. The Merger and Asset Purchase were consummated on February 23, 1996. Except for interest earned on its investments and general and administrative expenses which have been incurred and accrued, the Company had no operating activities as of December 31, 1995. As a result, the Company's historical results of operations for the year ended December 31, 1996 are not comparable to prior year's historical results of operations. The Company's historical results of operations for the year ended December 31, 1996 include the operating activities subsequent to the Merger and Asset Purchase.

COMPARISON OF MERGER RELATED HISTORICAL AS ADJUSTED RESULTS OF OPERATIONS FOR
  THE YEAR ENDED DECEMBER 31, 1996 TO MERGER RELATED HISTORICAL AS ADJUSTED RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

    The unaudited Merger related historical as adjusted operating data of the Company for the years ended December 31, 1996 and 1995 has been prepared to reflect (i) the respective historical results of the Merged Trusts and the Trust 83 Properties; (ii) the May 31, 1995 closing of the transactions under the stock purchase agreements between Hunt and each of the Merged Trusts and the stock purchase agreements between USAA, and each of the Merged Trusts, and the concurrent restructuring or retirement of the Merged Trusts' indebtedness ("Recapitalization"); (iii) the incremental effects of the Merger, the certain indebtedness using the net proceeds of the Preferred Stock Private Placement and availability of Refinancing and the effect of purchase accounting on the historical results of the Merged Trusts and the Trust 83 Properties; and (iv) the historical results of the Company to reflect the post-Merger operations of the Company as if such transactions and adjustments had occurred on January 1, 1995. The Merger related historical as adjusted information excludes the impact of the 1996 Offerings, the 1996 and 1997 Individual Acquired Properties, the Post-Merger Portfolio Acquisitions, the Post-Merger Dispositions and the April 1997 Restructuring. The Merger, Asset Purchase and Refinancing closed concurrently on February 23, 1996.

    The Company's Merger related historical as adjusted net income of $10,619 is $301 lower for the year ended December 31, 1996 than the comparative period in 1995. The decrease is mainly attributable to increases in interest, general and administrative, and depreciation and amortization expenses totaling $162, $635 and $1,112, respectively. These expenses increased primarily due to the property acquisitions made in 1996 which necessitated borrowings on the Unsecured Credit Facility and increased administrative costs. These were partially offset by an increase in the net operating income generated by the asset portfolio. Compared to 1995, total revenue increased by $1,338 of which $2,727 is attributable to properties acquired in 1996, partially offset by decreases in total revenues attributable to properties disposed in 1995 and 1996 totaling $1,431. Compared to 1995, property operating costs decreased by $366 in 1996. The property operating costs decreased primarily due to the fact that a portion of costs classified as property operating costs in 1995 were classified as general and administrative expenses in 1996.

COMPARISON OF MERGED TRUSTS' HISTORICAL COMBINED RESULTS OF OPERATIONS FOR THE
  YEAR ENDED DECEMBER 31, 1995 TO THE YEAR ENDED DECEMBER 31, 1994

    Rentals from real estate investments totaled $33,583 and $34,018 during the year ended December 31, 1995 and 1994, respectively. The decrease of $435, or 1.3%, in 1995 compared to 1994, was primarily due to the sale of the Paradise Marketplace and Greentree Buildings in 1995 and 1994, respectively, that resulted in a total decrease of $1,098. This decrease was partially offset by increased leasing activity and scheduled rent increases at certain properties.

    Interest and other income increased by $210 or 26.1% to $1,014 during 1995 compared to 1994. The increase was primarily due to higher interest rates and larger 1995 cash balances.

    Interest and amortization of debt premium expense during 1995 totaled $10,005, a decrease of $2,112, or 17.4%, compared to 1994. The decrease was primarily due to regular principal paydowns made during 1995 and late in 1994, debt paydowns during 1995 as a result of the Recapitalization, and property dispositions that occurred in 1995 and 1994.

    Compared to 1994, property taxes decreased by $260, or 5.0% in 1995 to $4,971. The decrease was primarily due to: (i) a reduction in the assessed value of certain properties resulting in a decrease of $77; (ii) the sale of Greentree properties accounting for a $45 decrease; and (iii) adjustments to the accrued property taxes for the Marietta Trade Center and Troy Tech properties resulting in a $232 decrease. These decreases were partially offset by an increase of $99 for the Cypress A Cypress Center and Valencia properties as a result of property tax refunds received in 1994.

    Property operating costs totaled $5,761 and $5,895 for the years ended December 31, 1995 and 1994, respectively. The decrease of $134 or 2.3% during 1995 was primarily due to: (i) nonrecurring structural repairs made to the Valencia and Chatsworth properties totaling $250 as a result of the January 1994 earthquake in Southern California; (ii) lower cost reimbursements made to MPP for property and asset management costs; and (iii) the 1994 bad debt provision recognized at the Cooper Center and Cooper Center West properties accounting for $192. These decreases were partially offset by a $285 increase in the provision for bad debt expense in 1995 related to a tenant at the Lombard property that vacated the property before its lease expired.

    Legal costs decreased by $392 or 84.9% to $70 in 1995 when compared to 1994. The decrease was primarily due to professional fees charged to operations in 1994 in connection with the review and evaluation of various strategic alternatives.

    General and administrative expenses for the years ended December 31, 1995 and 1994 remained relatively constant totaling $2,942 and $2,958, respectively.

    During the years ended December 31, 1995 and 1994, the historical combined provision for decrease in net realizable value amounted to $1,140 and $9,001, respectively, to provide for the unrealized decrease in the net realizable value of rental properties. This provision represents a non-cash charge to operations. Investments in real estate are stated at lower of depreciated cost or net realizable value. Net realizable value for financial reporting purposes: (i) is evaluated and identified quarterly by the Company on a property by property basis using undiscounted cash flows; (ii) is measured by comparing the Company's estimate of fair market value based upon either sales comparables or the net cash expected to be generated by the property (comprised of the forecasted operations for the property based upon historical results, together with management's estimates of the property's future occupancy, lease rates and capital improvement requirements), less estimated carrying costs (including interest) throughout the anticipated holding period, plus the estimated cash proceeds from the ultimate disposition of the property; and (iii) is not necessarily an indication of a property's current value or the amount that will be realized upon the ultimate disposition of the property. To the extent net realizable value is less than the carrying value of the property, a provision for decrease in net realizable value is recorded in the amount by which the carrying value exceeds estimated fair value.

    The 1995 provision for decrease in net realizable value reduced the net book value of the Paradise Shopping Center property to the estimated amount that at the time was expected to be realized in connection with the sale of the property in July 1995. The 1994 provision reduced the carrying value of certain properties to their estimated fair value.

    Depreciation and amortization totaled $8,721 and $9,895 for the years ended December 31, 1995 and 1994, respectively. The decrease of $1,174 or 11.9% in 1995 was primarily due to: (i) property dispositions in 1995 and late in 1994 resulting in a decrease of $739; (ii) decreases in the net realizable value of certain properties resulting in total decrease of $93; and (iii) the full depreciation in 1994 of tenant improvement costs associated with tenants who moved out at the Cypress A and Progress Center I properties.

    The Paradise Marketplace property was sold on July 20, 1995 and a loss on sale amounting to $135 was incurred in connection with the transaction. The property had previously been written down to its estimated net realizable value.

    During 1994, the Cooper Center, Cooper Center West and Cherry Hill properties were sold and a loss on sale totaling $274 was incurred in connection with this transaction. In addition, a loss on sale of properties totaling $124 was incurred in connection with the disposition of the Greentree Buildings. All of the properties had previously been written down to their estimated net realizable value.

COMPARISON OF MERGED TRUSTS' HISTORICAL COMBINED RESULTS OF OPERATIONS FOR THE
  YEAR ENDED DECEMBER 31, 1994 TO THE YEAR ENDED DECEMBER 31, 1993

    Rentals from real estate investments decreased during 1994 by $424 or 1.2% to $34,018 compared to 1993. The decrease was primarily attributable to: (i) a $101 decrease due to the sale of the Mount Prospect and Ridglea Village Shopping Center properties in June and February 1993, respectively, and a $511 decrease due to the sale of Greentree Place in June 1994; (ii) increased vacancies at certain properties; (iii) decreases in percentage rents due to lower tenant revenues; and (iv) a decrease of $130 due to the renewal of the tenant lease at Wildwood/Pioneer property at prevailing market rates which were lower than the rates of the expired lease. These decreases were partially offset by leasing previously vacant space and renewing certain leases at more favorable terms.

    Interest and other income increased during 1994 by $222 or 38.1% to $804 as compared to 1993. The increase is primarily attributable to: (i) higher cash balances from property sales, resulting in higher yields; and (ii) $30 in interest accrued on the note receivable from the January 1994 sale of Lot 4 of the Park at Woodinville.

    Interest and amortization of debt premium expense decreased during 1994 by $832 or 6.4% to $12,117 as compared to 1993. The decrease is attributable to lower outstanding debt principal resulting from paydowns using proceeds from property sales and cash provided by operating activities.

    Property taxes amounted to $5,231 in 1994, reflecting a 1.0% decline from 1993. The $54 decrease reflects lower taxes due to property sales, partially offset by higher assessed values levied on the Chicago 14 and Lombard I properties.

    Property operating costs decreased during 1994 by $484 or 7.6% to $5,895 compared to 1993. The decrease relates primarily to: (i) the sale of properties;
(ii) charges amounting to $278 recorded in 1993 relating to vacating tenants at the Moorpark and Nancy Ridge properties; and (iii) $310 in environmental clean-up costs and maintenance at one of the Chicago 14 properties. The decreases were partially offset by approximately $250 in repairs on the Chatsworth and Valencia properties as a result of the January 1994 earthquake in Southern California.

    General and administrative costs increased during 1994 by $481 or 19.4% to $2,958 as compared to 1993. The increase is primarily a result of: (i) a $268 increase in the cost of liability insurance coverage; and (ii) approximately $100 in costs related to the review and evaluation of various strategic business plans.

    During 1993, the sole tenant at the Moorpark property declared bankruptcy and rejected its existing lease agreement. As a result, a charge was recorded in 1993 as an "adjustment due to tenant bankruptcy" totaling $680. This represented the writeoff of free rent and unamortized leasing commissions.

    Depreciation and amortization decreased during 1994 by $214 or 2.1% to $9,895 compared to 1993. The decrease is attributable to the sale of properties in 1994 and 1993.

    During 1994 and 1993, the historical combined provisions for decrease in net realizable value amounted to $9,001 and $6,496, respectively, to provide for the unrealized decrease in the net realizable value of rental properties. This provision represents a non-cash charge to operations. Investments in real estate are stated at the lower of depreciated cost or net realizable value. Net realizable value for financial reporting purposes: (i) is evaluated and identified quarterly by the Company on a property by property basis using undiscounted cash flows; (ii) is measured by comparing the Company's estimate of fair value based upon either sales comparables or the net cash expected to be generated by the property (comprised of the forecasted operations for the property based upon historical results, together with management's estimates of the property's future occupancy, lease rates and capital improvement requirements), less estimated carrying costs (including interest) throughout the anticipated holding period, plus the estimated cash proceeds from the ultimate disposition of the property and (iii) is not necessarily an indication of a property's current value or the amount that will be realized upon the ultimate disposition of the property. To the extent net realizable value is less than the carrying value of the property, a provision for decrease in net realizable value is recorded in the amount by which the carrying value exceeds estimated fair value.

    In general, the overall decrease in net realizable value for the periods presented can be attributed to declines in certain regional real estate markets, which resulted in higher capitalization rates and decreases in net effective rents for properties located in those markets. The table below presents property by property detail of the provisions for the decrease in net realizable value recorded during 1994 and 1993.

PROPERTY                                                             1994       1993
-----------------------------------------------------------------  ---------  ---------
Valencia.........................................................  $   1,900  $  --
Marietta Trade Center............................................      1,900     --
Paradise Marketplace.............................................      1,812     --
Birmingham I and II..............................................        774     --
Greentree Properties.............................................     --          1,378
Mt. Prospect.....................................................     --          1,030
Cypress Center...................................................     --            854
Park at Woodinville..............................................     --            711
All others, individually less than $700..........................      2,615      2,523
                                                                   ---------  ---------
  Total..........................................................  $   9,001  $   6,496
                                                                   ---------  ---------
                                                                   ---------  ---------

    During 1994, the decrease for Valencia was related primarily to the decline in the local real estate market and the near-term lease expiration for this single tenant property. The Marietta Trade Center provision was caused by the potential vacancy of the anchor tenant. The provision for Paradise Marketplace was related to a writedown to fair market value in anticipation of the sale of the property.

Birmingham I and II suffered a writedown in 1994 as a result of a long-term 34,700 square-foot vacancy and the declining economy in the Birmingham region.

    In 1993, the decrease in value for the Greentree Properties was related to a writedown to fair market value in anticipation of the sale of the properties. The Mt. Prospect provision was the result of a writedown to fair value in connection with the lender's judicial sale of the property in satisfaction of the debt. Cypress Center suffered a writedown caused by the single tenant lease expiration and the Park at Woodinville suffered a writedown related primarily to vacancy exposure due to near-term lease expirations and the sale of an adjacent lot.

LIQUIDITY AND CAPITAL RESOURCES

GENERAL

    The Company intends to finance property acquisitions, expansions and renovations using a combination of cash flow from operations and bank financing, supplemented with private or public debt or equity placements. Where intermediate or long-term debt financing is employed, the Company will generally seek to obtain fixed interest rates or enter into agreements intended to cap the effective interest rate on floating rate debt.

SOURCES OF LIQUIDITY

    The Company's primary anticipated sources of liquidity are: (i) cash flows from operating activities, (ii) cash reserves, (iii) borrowings under its Unsecured Credit Facility, (iv) proceeds from private or public equity or debt placements, and (v) proceeds from property dispositions. A summary of the Company's historical cash flows is as follows:

                                                                          SIX MONTHS
                                                                             ENDED
                                                                           JUNE 30,       YEAR ENDED
                                                                             1997      DECEMBER 31, 1996
                                                                          -----------  -----------------
Cash flow from:
  Operating activities..................................................   $   6,372      $    20,615
  Investing activities..................................................     (46,827)         (86,302)
  Financing activities..................................................      39,608           68,154
                                                                          -----------        --------
    Total...............................................................   $    (847)     $     2,467
                                                                          -----------        --------
                                                                          -----------        --------

    In addition to cash flows and net income, management and industry analysts generally consider Funds From Operations to be one additional measure of the performance of an equity REIT because, together with net income and cash flows, Funds From Operations provides investors with an additional basis to evaluate the ability of the Company to incur and service debt and to fund acquisitions and other capital expenditures. However, Funds From Operations does not measure whether cash flow is sufficient to fund all of the Company's cash needs including principal amortization, capital improvements, and distributions to stockholders. Funds From Operations also does not represent cash generated from operating, investing or financing activities as determined in accordance with generally accepted accounting principles. Funds From Operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company reports Funds From Operations comprising net income before extraordinary items, adjusted for depreciation on real property and amortization of tenant improvement costs and lease commissions, and gains from the sale of properties (if any). However, it should be noted that other equity REITs may report Funds From Operations differently than the Company. A reconciliation of the Company's pro forma income before gain on sale of properties and extraordinary item, assuming closure of the Portfolio Acquisitions, the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech

Transaction to Funds From Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 is as follows:

                                                                   SIX MONTHS     YEAR ENDED
                                                                   ENDED JUNE    DECEMBER 31,
                                                                    30, 1997         1996
                                                                  -------------  ------------
Income Before Gain on Sale of Properties and Extraordinary
  Item..........................................................    $  19,641     $   34,177
Depreciation and Amortization relating to real estate
  operations....................................................        9,208         17,165
                                                                  -------------  ------------
Funds From Operations...........................................    $  28,849     $   51,342
                                                                  -------------  ------------
                                                                  -------------  ------------

    On a historical basis, at June 30, 1997, the Company had approximately $143.0 million of total debt outstanding, comprising approximately $66.1 million on the fixed rate debt mortgage facility, approximately $16.4 million of mortgage notes payable and approximately $60.5 million on the Unsecured Credit Facility, with approximately $89.5 million available on the Unsecured Credit Facility.

    Assuming closure of the Portfolio Acquisitions and (i) closure of only the Prudential Stock Transaction and the Prudential Property Transaction, (ii) closure of only the Ameritech Transaction, and (iii) closure of the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech Transaction, the Company's pro forma debt outstanding as of June 30, 1997 is as follows:

                                                        PRUDENTIAL                       PRUDENTIAL AND
                                                       TRANSACTIONS       AMERITECH        AMERITECH
                                                           ONLY        TRANSACTION ONLY   TRANSACTIONS
                                                     ----------------  ----------------  --------------
Mortgage Loans.....................................     $   82,508       $     82,508     $     82,508
Unsecured Credit Facility..........................        168,120            111,920          168,120
                                                          --------           --------    --------------
  Total Debt.......................................     $  250,628       $    194,428     $    250,628
                                                          --------           --------    --------------
                                                          --------           --------    --------------
Pro forma debt maturities:
  1996 (six months)................................     $   --           $    --          $    --
  1997.............................................            145                145              145
  1998.............................................         16,269             16,269           16,269
  1999.............................................         --                --               --
  2000.............................................        168,120            111,920          168,120
  Thereafter.......................................         66,094             66,094           66,094

    The Unsecured Credit Facility provides for fees on the unused facility of 25 basis points to the extent that less than 65% of the facility is used and 15 basis points to the extent that more than 65% of the facility is used. Upon completion of the April 1997 Restructing, the Unsecured Credit Facility provided for a borrowing limit of $150,000, interest at LIBOR plus 1.40% and maturity at April 3, 2000.

    On a pro forma basis, assuming closure of the Portfolio Acquisitions, the Prudential Stock Transaction and the Prudential Property Transaction, the Company will be fully drawn under the Unsecured Credit Facility and will require additional capacity under the Unsecured Credit Facility or alternative debt financing to complete such transactions and fund future acquisitions and development activities. Accordingly, the Company has commenced negotiations to either increase the borrowing limit under the Unsecured Credit Facility or provide alternative debt financing the proceeds from which the Company would use to finance future acquisitions and development. However, no assurance can be given that the Company will be able to increase the borrowing limit under the Unsecured Credit Facility or to obtain alternative debt financing.

    The Company's historical and pro forma unrestricted cash funds were $2,095 at June 30, 1997.

    Assuming completion of the Portfolio Acquisitions, at June 30, 1997 the Company's net book value per share was $15.82 on an historical as adjusted basis. On a pro forma basis as of June 30, 1997, the Company's net book value per share is (a) $17.05 assuming closure of only the Prudential Stock

Transaction and Prudential Property Transaction, (b) $17.13 assuming closure of only the Ameritech Transaction and (c) $17.74 assuming closure of the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech Transaction. Net book value per share is calculated by subtracting total liabilities and the liquidation preference of the Company's preferred stock from total assets (the Company has recorded no intangible assets) and dividing the remainder by the number of shares of the Company's Common Stock outstanding.

DEVELOPMENTS AND ACQUISITIONS

    On an historical as adjusted and pro forma basis at June 30, 1997, the Company has 8 build to suit development properties in process. Based on the Company's current development budget, the Company has committed approximately $36.9 million to complete the development properties. Such development activity is expected to be funded with cash from operations and borrowings on the Unsecured Credit Facility. Other than these development commitments and the 1997 Individual Acquired Properties described above, the Company had no material commitments for capital improvements at June 30, 1997. Planned capital improvements consist only of tenant improvements and other expenditures necessary to lease and maintain the Company's properties. Approximately 10.38% of the Company's leased square footage are subject to leases that expire by December 31, 1997 (including the pro forma effects of the Prudential and Ameritech Transactions), all of which are in competitive markets. However, the Company's properties have historically operated in an environment where approximately 50% of the leases turn over within a three-to four-year period. Furthermore, due to a proactive leasing program (which includes aggressively marketing available space and renewing existing leases), the Company's properties maintained average occupancy levels at 91.6%, 96.5%, 93.5% and 94.3% for the four years ended 1993, 1994, 1995 and 1996, respectively. Although potentially significant, the Company anticipates sufficient sources of liquidity (either from operations or through its Unsecured Credit Facility) to fund the costs associated with leasing vacant space or renewing existing leases. The Company believes that its cash generated by operations will be adequate to meet operating requirements and make stockholder distributions in accordance with REIT requirements on both a short-term and long-term basis.

DISTRIBUTIONS

    For the period beginning February 23, 1996 (the date the Merger, Asset Purchase and Refinancing each closed) through June 30, 1997, the Company paid distributions equivalent to quarterly distributions of $0.29 per share of Common Stock and approximately $0.31 per share to the holders of Series B Preferred Stock. In the future, the Company currently expects to declare and pay regular distributions of $0.29 per share of Common Stock, which on an annualized basis is equivalent to an annual distribution of $1.16 per share of Common Stock. With this level of distributions, on a pro forma basis at June 30, 1997, the Company anticipates annual distributions to holders of Common Stock of approximately $34.7 million, based on the 29,930,035 shares to be outstanding after completion of both the Prudential and Ameritech Transactions and assuming completion of the Portfolio Acquisitions. The terms of the outstanding shares of Series B Preferred Stock provide for cumulative dividends at an initial per share rate of at least $1.24 per year or $0.31 per quarter, representing annual preferred distributions of approximately $2.8 million.

INFLATION

    For the last several years, inflation has not had a significant impact on the Company's properties. The Company's leases generally require tenants to pay their share of operating expenses, including common area maintenance, real estate taxes and insurance, thereby reducing the Company's exposure to inflation. Further, many of the leases are for terms of less than five years, which may enable the Company to replace existing leases with new leases at higher base rentals if rents of existing leases are below the then-existing market rate.

INSURANCE

    The Company will maintain property, casualty and general liability insurance coverage to insure against material risks and exposures. Management will periodically review the insurance coverage.

       STOCKHOLDINGS OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

    The following table sets forth information as of the Record Date, regarding the beneficial ownership of shares of Common Stock by (a) each person that owns more than 5% of such shares, (b) each director, (c) the Company's chief executive officer and its other four most highly compensated executive officers, and (d) all directors and executive officers as a group. This table is based on assumptions that are set forth in its footnotes.

                                                                                 NUMBER OF SHARES
                                                                                   BENEFICIALLY        PERCENT OF
NAME(1)                                                                              OWNED(2)           CLASS(2)
-----------------------------------------------------------------------------  --------------------  --------------
Ameritech Pension Trust(3)...................................................         1,623,376          10.67%
USAA Real Estate Company(4)..................................................         1,148,430           8.45%
Cohen & Steers Capital Management, Inc.(5)...................................         1,040,400           7.65%
Hunt Acquisitions Partners, Ltd.(6)..........................................         1,027,581           7.56%
Morgan Stanley Group Inc.(7).................................................           988,736           7.27%
OTR--Nominee for The State Teachers Retirement Board of Ohio(8)..............           949,351           6.53%
Heitman/PRA Securities Advisors, Inc.(9).....................................           728,900           5.36%
Allen J. Anderson(10)(11)....................................................           153,367           1.12%
C.E. Cornutt(10).............................................................            19,629               (11)
Robert A. Dobbin(10)(11).....................................................            10,155               (11)
T. Patrick Duncan(10)........................................................             9,529               (11)
Peter O. Hanson(10)..........................................................            15,487               (11)
Dennis D. Higgs(10)(11)......................................................            64,505               (11)
Timothy B. Keith(10)(11).....................................................            21,172               (11)
John S. Moody(10)............................................................            13,129               (11)
Milton K. Reeder(10)(11).....................................................            46,911               (11)
Kenneth N. Stensby(10).......................................................             8,672               (11)
Lee W. Wilson(10)............................................................            11,814               (11)
All the directors and executive officers as a group (16 persons).............           391,797           2.84%

------------------------

 (1) Unless otherwise indicated in these footnotes, the persons and entries listed in this table have sole voting and investment power over shares attributable to them, subject to community property laws where applicable.

 (2) Assumes that the person, entity, or group in question has purchased or otherwise acquired all the shares of Common Stock that he or it is entitled to purchase by August 25, 1997 and that no other person or entity purchases or otherwise acquires any shares. For example, the entries for Ameritech Pension Trust and OTR--Nominee for The State Teachers Retirement Board of Ohio assume that those stockholders convert all their shares of Series B Preferred Stock into shares of Common Stock on a one-share-for-one-share basis (the initial conversion rate).

 (3) The address of Ameritech Pension Trust is 225 West Randolf Street, HQ13A, Chicago, Illinois 60605.

 (4) The address of USAA Real Estate Company is 8000 Robert F. McDermott Freeway, Suite 600, San Antonio, Texas 78230.

 (5) The address of Cohen & Steers Capital Management, Inc. is 757 Third Avenue, New York, New York 10017.

 (6) The address of Hunt Acquisitions Partners, Ltd. is Fountain Place, 20th Floor, 1445 Ross at Field, Dallas, Texas 75202. Ray L. Hunt and RLH Investments, Inc. also reported beneficial ownership of the same shares. Their address is the same as that of Hunt Acquisitions Partners, Ltd.

 (7) The address of Morgan Stanley Group Inc. is 1585 Broadway, New York, New York 10036. Morgan Stanley Asset Management Inc. has reported beneficial ownership of 818,236 of the same shares.

    Morgan Stanley Asset Management Inc.'s address is 1221 Avenue of the Americas, New York, New York 10020.

 (8) The address of OTR--Nominee for The State Teachers Retirement Board of Ohio is 275 East Broad Street, Columbus, Ohio 43215.

 (9) The address of Heitman/PRA Securities Advisors, Inc. is 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601.

(10) Excludes shares that these directors and officers may purchase in the future under options granted under the Company's Stock Plan other than any such shares included pursuant to note 2.

(11) Less than 1%.

                     FEDERAL INCOME TAXATION OF THE COMPANY

    The Company believes that since its formation, it has been organized and operated in a manner that permits it to satisfy the various requirements for taxation as a REIT under the applicable provisions of the Code. The rules governing REIT's are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on operating results. The Company has been advised by its counsel, Vinson & Elkins L.L.P., subject to the Company's compliance with the various REIT qualification tests described below (none of which should be adversely affected by the Ameritech Transaction or the Prudential Transactions), that the completion of the Ameritech Transaction and the Prudential Transactions should not adversely affect the Company's ability to continue to qualify as a REIT. While the Company believes it has satisfied these tests since its formation and plans to use its best efforts to do so on a continuing basis, no assurance can be given that such requirements will be met or that the Company will qualify as a REIT for any particular year.

    In the opinion of Vinson & Elkins L.L.P., commencing with the Company's initial taxable year ended December 31, 1995, if the Company is organized and operated as described in this Proxy Statement, the Company will be able to qualify as a REIT. It must be emphasized that this opinion is based and conditioned on various assumptions and representations of the Company and its officers that are described below. The Company's qualification as a REIT depends upon its ability to meet, through actual annual operating results, the various qualification tests imposed under the Code that are discussed below, the results of which will not be monitored or reviewed by Vinson & Elkins L.L.P. While the Company expects to satisfy these tests and plans to use its best efforts to do so, no assurance can be given that actual operations will meet these requirements and that the Company will qualify as a REIT for any particular year. The opinion of Vinson & Elkins L.L.P. is not binding on the IRS or any court. The opinion of Vinson & Elkins L.L.P. is based upon existing law, IRS regulations and currently published administrative positions of the IRS and judicial decisions, all of which are subject to change either prospectively or retroactively.

    If the Company qualifies for taxation as a REIT, it generally will not be subject to Federal corporate income tax on that portion of its ordinary income or net capital gain that is currently distributed to stockholders. The REIT provisions of the Code generally allow a REIT to deduct dividends paid to its stockholders. This deduction for dividends paid to stockholders substantially eliminates the Federal "double taxation" on earnings (once at the corporate level and once again at the stockholder level) that usually results from investments in a corporation.

REQUIREMENTS FOR QUALIFICATION

    The Code defines a REIT as a corporation, trust or association: (a) that is managed by one or more directors or trustees, (b) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest, (c) that would be taxable as a domestic corporation but for the REIT provisions of the Code, (d) that is neither a financial institution nor an insurance company subject to certain provisions of the Code, (e) the beneficial ownership of which is held by 100 or more persons, and (f) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or indirectly through the application of certain attribution rules, by five or fewer individuals (as defined in the Code to include certain entities). The Company expects to meet each of these requirements. In addition, certain other tests, described below, regarding the nature of its income and assets also must be satisfied, which the Company anticipates. The Code provides that conditions (a) through (d), inclusive, must be met during the entire taxable year and that conditions (e) and (f) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (e) and
(f) (the "100-Stockholder Requirement" and "Five-or-Fewer Requirement") do not apply for the first taxable year for which an election is made to be taxed as a REIT. For purposes of conditions (e) and (f), pension funds and certain other tax-exempt entities are treated as individuals, subject to a "look-through" exception in the case of condition (f). As a result, the shares of Common Stock to be owned by Ameritech and the Prudential Purchasers will be not be treated as owned by the entities that are the record owners of such shares (Ameritech and the Prudential Purchasers) for the purposes of condition (f) and instead the ownership of such shares will be attributed to the policy holders and beneficiaries of such entities.

GROSS INCOME TESTS

    In order to qualify as a REIT for a particular year, the Company also must meet three tests governing the sources of its gross income that are designed to ensure that the Company earns its income principally from passive real estate investments. In evaluating a REIT's income under the income tests, the REIT will be treated as receiving its proportionate share of the income produced by any partnership in which the REIT invests, and any such income will retain the character that it has in the hands of the partnership. The Company may, from time to time, own and operate a number of its properties through "qualified REIT subsidiaries." The Code provides that a qualified REIT subsidiary is not treated as a separate corporation, and all of its assets, liabilities and items of income, deduction and credit are treated as assets, liabilities and such items of the REIT.

    SEVENTY-FIVE PERCENT GROSS INCOME TEST. At least 75% of a REIT's gross income for each taxable year must be derived from specified classes of income that principally are real estate related.

    NINETY-FIVE PERCENT GROSS INCOME TEST. In addition to earning 75% of its gross income as described above, at least an additional 20% of the Company's gross income for each taxable year must come either from those sources, or from dividends, other interest or gains from the sale or other disposition of stock or other securities that do not constitute dealer property. This test permits a REIT to earn a significant portion of its income from traditional "passive" investment sources that are not necessarily real estate related. The term "interest" (under both the 75% and 95% tests) does not include amounts that are based on the income or profits of any person, unless the computation is based only on a fixed percentage of receipts or sales.

    THIRTY PERCENT GROSS INCOME TEST. The Company also must earn less than 30% of its gross income in each taxable year ending on or before December 31, 1997 from the sale or other disposition of: (a) real property and loans secured by real property held for less than four years (other than foreclosure property and involuntary conversions); (b) stock or securities held for less than one year; and (c) property in a prohibited transaction. The 30% income test does not have a reasonable cause exception as do the 75% and 95% income tests. Consequently, a failure to meet the 30% income test would terminate the Company's status as a REIT automatically. Because the Company expects to hold its properties for long-term investment and does not anticipate selling them within four years after they were acquired, the Company expects to comply with this requirement.

ASSET TESTS

    In order to qualify as a REIT for a particular year, on the last day of each calendar quarter the Company also must meet two tests concerning the nature of its investments. First, at least 75% of the value of the Company's total assets generally must consist of real estate assets, cash, cash items (including receivables) and government securities. For this purpose, "real estate assets" include interests in real property, interests in loans secured by mortgages on real property or by interests in real property, shares in other REITs, certain options, and for the one year-period following receipt of new capital, stock and debt instruments acquired with that new capital. Real estate assets do not include mineral, oil or gas royalty interests. Second, although the balance of the Company's assets generally may be invested without restriction, except for securities that are considered real estate assets, the Company will not be permitted to own: (a) securities of any one nongovernmental issuer that represent more than 5% of the value of the Company's total assets; or (b) more than 10% of the outstanding voting securities of any single issuer. A REIT may, however, own 100% of the stock of a qualified REIT subsidiary, in which case the assets, liabilities and items of income, deduction and credit of the subsidiary are treated as those of the REIT. The Company may, from time to time, hold certain properties through qualified REIT subsidiaries. In evaluating a REIT's assets, if the REIT invests in a partnership, it is deemed to own its proportionate share of the assets of the partnership.

ANNUAL DISTRIBUTION REQUIREMENT

    To maintain REIT status, the Company generally must distribute to its stockholders in each taxable year at least 95% of its net ordinary income (capital gain is not required to be distributed). More precisely, the Company must distribute an amount equal to: (a) 95% of the sum of (i) its "REIT Taxable Income" before the deduction for dividends paid and excluding any net capital gain and (ii) any net income from foreclosure property less the tax on such income, minus (b) certain limited categories of "excess non-cash income." REIT Taxable Income is defined to be the taxable income of the REIT, computed as if it were an ordinary corporation, with certain modifications. For example, net income from foreclosure property and net income from prohibited transactions are excluded. In addition, the REIT may carry over, but not carry back, a net operating loss for 15 years after the year in which it was incurred.

TAXATION OF CERTAIN DOMESTIC TAX-EXEMPT STOCKHOLDERS

    In 1993, the federal income tax laws were changed to facilitate investments by pension funds in REITs. As described above, a corporation cannot be a REIT if more than 50% of the value of its stock is owned by five or fewer individuals at any time during the last half of a taxable year. In applying this test, pension trusts (and certain other tax-exempt stockholders) formerly were treated as single individuals. Beginning in 1994, however, a qualified pension trust generally has not been considered a single individual in evaluating a REIT's ownership. Instead, beneficiaries of the pension trust are treated as holding the pension trust's stock investment in the REIT in proportion to their actuarial interests in the pension trust.

    In general, a tax-exempt entity that is a stockholder of the Company will not be subject to tax on distributions from the Company or gain realized on the sale of shares. In Revenue Ruling 66-106, the IRS ruled that a REIT's distributions to a tax-exempt employees' pension trust did not constitute unrelated business taxable income. However, when the law was changed to relax the stock ownership restrictions applicable to pension plan investors, a related change was made for unrelated business income tax purposes. This provision applies only if a REIT is a "Pension-Held REIT." In that case, those pension trusts owning more than 10% of the value of the REIT's stock may be required to report a portion of any dividends they receive from the REIT as unrelated business taxable income. One aspect of the definition of a Pension-Held REIT requires that either one pension trust must own more than 25% of the value of REIT's stock, or one or more pension trusts (each of which owns more than 10%) must own in the aggregate more than 50% of the value of the REIT's stock. In the event that the Company is classified as a Pension-Held REIT after the completion of the Ameritech Transaction, the Company intends to operate such that these provisions are not expected to cause its stockholders that are pension trusts to receive dividends that will be considered unrelated business taxable income, however there can be no assurance that the Company will be able to operate in such a manner. A tax-exempt entity, however, may be subject to the unrelated business income tax on dividends from or gain on the Company's shares to the extent that the tax-exempt entity financed the acquisition of its shares with "acquisition indebtedness" within the meaning of the Code.

FAILURE TO QUALIFY AS A REIT

    For any taxable year in which the Company fails to qualify as a REIT, it would be taxed at the usual corporate rates on all of its taxable income. Distributions to its stockholders would not be deductible in computing that taxable income and distributions would no longer be required under the Code. Any corporate level taxes generally would reduce the amount of cash available to the Company for distribution to its stockholders or for reinvestment. Because the stockholders would continue to be taxable on the distributions they receive, the net after-tax yield to the stockholders from their investment in the Company likely would be reduced substantially. As a result, the Company's failure to qualify as a REIT during any taxable year could have a material adverse effect on the Company and its stockholders. If the Company loses its REIT status, unless certain relief provisions apply, the Company would not be eligible to elect REIT status again until the fifth taxable year that begins after the first year for which the Company's election was terminated.

    If, after forfeiting its REIT status, the Company later qualifies and elects to be taxed as a REIT again, the Company may face additional adverse tax consequences. Prior to the end of the year in which the Company sought to qualify again as a REIT, the Company would be required to make distributions sufficient to eliminate any earnings and profits accumulated during its period of non-REIT status. Moreover, under IRS Notice 88-19, immediately prior to the effectiveness of the election to return to REIT status, the Company would be treated as having disposed of all of its assets in a taxable transaction, triggering taxable gain with respect to the Company's appreciated assets. In that event, however, under current law the Company would be permitted to elect an alternative treatment under which those gains would be taken into account only as and when they actually were recognized upon sales of the appreciated property occurring within a ten-year period (certain proposed legislation might eliminate this alternative treatment, in which case the Company might choose to remain a C corporation). The Company would be required to distribute at least 95% of any such recognized gains, but it would not receive the benefit of a dividends-paid deduction to reduce those taxable gains. Thus, any such gains on appreciated assets would be subject to double taxation (that is, at the corporate level as well as the stockholder level).

                             STOCKHOLDER PROPOSALS

    The Bylaws of the Company provide that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. The only business set forth in the Company's notice of meeting is the approval of the Ameritech Stock Issuance and the Prudential Stock Issuance.

                                 MISCELLANEOUS

    This Proxy Statement and the accompanying Proxy are being solicited by the order of the Board, and all costs related to this solicitation will be borne by the Company. Proxies may be solicited by mail, telephone, telegram or in person. The Company will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold Shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Company will reimburse those persons for their reasonable expenses in so forwarding these materials. Directors, Company officers, and regular Company employees may, without additional compensation, solicit Proxies by telephone, telegram or in person.

    The Company has not changed its independent certified public accountants and has not had any disagreement with its independent certified public accountants on an accounting or financial disclosures required to be made under the rules of the Securities and Exchange Commission. A representative of Arthur Andersen LLP, the Company's independent public accountants, is expected to be present at the Special Meeting to respond to appropriate questions and to make a statement if he or she so desires.

                             AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material can also be obtained from the Commission's worldwide web site at http://www.sec.gov. The Company's outstanding shares of Common Stock are listed on the NYSE under the symbol "MDN" and all such reports, proxy statements and other information filed by the Company with the NYSE may be inspected at the NYSE's offices at 20 Broad Street, New York, New York 10005. In addition, warrants to purchase shares of the Company's Common Stock are listed on the American Stock Exchange ("ASE"), and such reports, proxy statements and other information filed by the Company with the ASE may be inspected at the ASE's offices at 86 Trinity Place, New York, New York 10006-1881.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
  MERIDIAN INDUSTRIAL TRUST, INC.
  - Pro forma condensed consolidated balance sheet as of June 30, 1997 with accompanying notes and
    adjustments............................................................................................       F-4
  - Pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and
    for the year ended December 31, 1996 with accompanying notes and adjustments...........................       F-6
HISTORICAL AS ADJUSTED FINANCIAL INFORMATION (UNAUDITED)
  MERIDIAN INDUSTRIAL TRUST, INC.
  - Historical as adjusted condensed consolidated balance sheet as of June 30, 1997 with accompanying notes
    and adjustments........................................................................................       F-11
  - Historical as adjusted condensed consolidated statements of operations for the six months ended June
    30, 1997 and for the year ended December 31, 1996 with accompanying notes and adjustments..............       F-13
HISTORICAL FINANCIAL INFORMATION
  THE PRUDENTIAL PROPERTY TRANSACTION
  - Report of independent public accountants...............................................................       F-20
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the year ended December 31, 1996...............................................................       F-21
  - Notes to combined statements of revenues and certain expenses..........................................       F-22
  THE AMERITECH PROPERTY TRANSACTION--GROUP A PROPERTIES
  - Report of independent public accountants...............................................................       F-24
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the years ended December 31, 1996, 1995 and 1994...............................................       F-25
  - Notes to combined statements of revenues and certain expenses..........................................       F-26
  THE AMERITECH PROPERTY TRANSACTION--GROUP B PROPERTIES
  - Report of independent public accountants...............................................................       F-28
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the years ended December 31, 1996 and 1995.....................................................       F-29
  - Notes to combined statements of revenues and certain expenses..........................................       F-30
  THE AMERITECH PROPERTY TRANSACTION--GROUP C PROPERTIES
  - Report of independent public accountants...............................................................       F-33
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the year ended December 31, 1996...............................................................       F-34
  - Notes to combined statements of revenues and certain expenses..........................................       F-35
  THE ACQUIRED PROPERTIES
  - Report of independent public accountants...............................................................       F-38
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the year ended December 31, 1996...............................................................       F-39
  - Notes to combined statements of revenues and certain expenses..........................................       F-40
  THE PORTFOLIO ACQUISITIONS
  - Report of independent public accountants...............................................................       F-42
  - Combined statements of revenues and certain expenses for the six months ended June 30, 1997 (unaudited)
    and for the year ended December 31, 1996...............................................................       F-43
  - Notes to combined statements of revenues and certain expenses..........................................       F-44

  MERIDIAN INDUSTRIAL TRUST, INC.
  - Condensed consolidated financial statements as of and for the period ended June 30, 1997 (unaudited)...       F-47
  - Notes to condensed consolidated financial statements as of June 30, 1997...............................       F-50
  MERIDIAN INDUSTRIAL TRUST, INC.
  - Report of independent public accountants...............................................................       F-57
  - Consolidated financial statements as of and for the year ended December 31, 1996.......................       F-58
  - Notes to consolidated financial statements as of December 31, 1996.....................................       F-62
  MERGED TRUSTS HISTORICAL COMBINED
  - Report of independent public accountants...............................................................       F-75
  - Combined financial statements as of and for the year ended December 31, 1995...........................       F-76
  - Notes to combined financial statements as of December 31, 1995.........................................       F-81

                        MERIDIAN INDUSTRIAL TRUST, INC.
                        PRO FORMA FINANCIAL INFORMATION
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

BACKGROUND

    The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 1997 has been prepared to reflect (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction, and (iii) the Ameritech Transaction as if such transactions had occurred on June 30, 1997. The accompanying unaudited pro forma condensed consolidated statements of operations have been prepared to reflect (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction, and (iii) the Ameritech Transaction, as if such transactions had occurred on January 1, 1996.

    Completion of the Prudential Stock Transaction and the issuance of shares of Common Stock in connection with the Ameritech Transaction are each individually dependent upon the approval of a majority of the votes cast at the Special Meeting. As such, the pro forma financial information has been prepared to reflect the following scenarios: (i) closure of only the Prudential Stock Transaction and the Prudential Property Transaction, (ii) closure of only the Ameritech Transaction, and (iii) closure of the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech Transaction.

    These unaudited pro forma condensed consolidated statements should be read in connection with the respective historical as adjusted financial information and historical financial statements and notes thereto included elsewhere in this Proxy Statement or incorporated by reference herein. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the (i) the Prudential Property Transaction, (ii) the Prudential Stock Transaction, and (iii) the Ameritech Transaction.

    The pro forma condensed consolidated information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

ACCOUNTING TREATMENT

    In accordance with generally accepted accounting principles, the Company will account for the Prudential Property Transaction and the Ameritech Transaction acquisitions by the purchase method.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1997

                           (UNAUDITED, IN THOUSANDS)

                                                         PRUDENTIAL STOCK AND                              PRUDENTIAL &
                                                        PROPERTY TRANSACTIONS     AMERITECH TRANSACTION     AMERITECH
                                          HISTORICAL   ------------------------  ------------------------  TRANSATIONS
                                              AS       PRUDENTIAL                 AMERITECH                ------------
                                         ADJUSTED(1)   PORTFOLIO(2)  PRO FORMA   PORTFOLIO(3)  PRO FORMA    PRO FORMA
                                         ------------  -----------  -----------  -----------  -----------  ------------
ASSETS
Investments in real estate, net........   $  472,220    $ 198,308    $ 670,528    $ 147,815    $ 620,035    $  818,343
Cash and cash equivalents..............        2,095       --            2,095       --            2,095         2,095
Restricted cash........................        1,998       --            1,998       --            1,998         1,998
Other Assets...........................       12,773       --           12,773       --           12,773        12,773
                                         ------------  -----------  -----------  -----------  -----------  ------------
                                          $  489,086      198,308    $ 687,394      147,815    $ 636,901    $  835,209
                                         ------------  -----------  -----------  -----------  -----------  ------------
                                         ------------  -----------  -----------  -----------  -----------  ------------
LIABILITIES
Mortgage loans.........................   $   82,508    $  --        $  82,508    $  --        $  82,508    $   82,508
Unsecured credit facility..............      111,920       56,200      168,120       --          111,920       168,120
Other liabilities......................       12,964        2,108       15,072        2,295       15,259        17,367
                                         ------------  -----------  -----------  -----------  -----------  ------------
  Total Liabilities....................      207,392       58,308      265,700        2,295      209,687       267,995
                                         ------------  -----------  -----------  -----------  -----------  ------------
MINORITY INTEREST......................        1,130       --            1,130       --            1,130         1,130
                                         ------------  -----------  -----------  -----------  -----------  ------------
STOCKHOLDERS' EQUITY
Common stock and preferred stock.......           18            7           25            7           25            32
Additional paid-in capital.............      282,353      139,993      422,346      145,513      427,866       567,859
Distributions in excess of income......       (1,807)      --           (1,807)      --           (1,807)       (1,807)
                                         ------------  -----------  -----------  -----------  -----------  ------------
  Total Stockholders' Equity...........      280,564      140,000      420,564      145,520      426,084       566,084
                                         ------------  -----------  -----------  -----------  -----------  ------------
                                          $  489,086    $ 198,308    $ 687,394    $ 147,815    $ 636,901    $  835,209
                                         ------------  -----------  -----------  -----------  -----------  ------------
                                         ------------  -----------  -----------  -----------  -----------  ------------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                               NOTES TO PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1997

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1. Reflects the historical as adjusted condensed consolidated balance sheet of the Company as of June 30, 1997. See the historical as adjusted condensed consolidated balance sheet included elsewhere in this Proxy Statement.

2. Reflects the Prudential Property Transaction comprising seven separate agreements for the purchase of 29 properties comprising 57 warehouse/industrial buildings and 179 acres of land for a total purchase price $196,200 that, together with estimated acquisition costs of $2,108, results in total capitalized costs of $198,308. The estimated acquisition costs include the Company's reimbursement to Prudential for certain costs incurred by Prudential estimated at $422. The Prudential Property Transaction purchase price will be financed by the issuance of 7,096,513 shares of the Company's Common Stock valued at $140,000, borrowings on its Unsecured Credit Facility of approximately $56,200 and accrued costs of $2,108. The number of shares of Common Stock to be issued by the Company was calculated on the basis of 96% of the average closing price of the Company's Common Stock for the five business days prior to the date on which the Company and Prudential entered into a letter of intent regarding the Prudential Stock Transaction, resulting in a value per share of $19.728. If the Company's stockholders do not approve the Prudential Stock Transaction, the Company intends to fulfill its obligations to complete the Prudential Property Transaction with debt financing and/or the issuance of additional equity. On a pro forma basis, assuming closure of the portfolio acquisitions discussed in the historical as adjusted financial information and closure of the Prudential Stock Transaction and Prudential Property Transaction, the Company will be fully drawn on the Unsecured Credit Facility and require additional capacity under the Unsecured Credit Facility or alternative debt financing to complete such transactions and fund future acquisitions and development activities. Accordingly, the Company has commenced negotiations to either increase the borrowing limit under the Unsecured Credit Facility or provide alternative debt financing the proceeds from which the Company would use to finance future acquisitions and development. However, no assurance can be given that the Company will be able to increase the borrowing limit under the Unsecured Credit Facility or to obtain alternative debt financing.

3. Reflects the Ameritech Transaction comprising the purchase of 23 warehouse/ industrial properties, including a participating mortgage secured by a seven-building warehouse industrial project for a total purchase price of $145,520 that, together with estimated acquisition costs of $2,295 results in total capitalized costs of $147,815. The Ameritech Transaction purchase price will be financed by the issuance of 7,314,026 shares of the Company's Common Stock valued at $145,520 and accrued costs of $2,295. The number of shares of Common Stock to be issued by the Company was determined by valuing such shares at 96% of the average of the closing prices of the Company's Common Stock for the 10 business days prior to May 13, 1997 (the date that the Company and Ameritech entered into a letter of intent regarding the Ameritech Transaction), resulting in a value per share of $19.896. The Ameritech Transaction is subject to the approval of the Company's stockholders. Additionally, certain of the properties in the Ameritech Transaction are subject to encumbrances and, accordingly, Ameritech has the right to delay the closing for such properties up to 60 days and, if such encumbrances cannot be cleared, may substitute certain other identified properties (the "Alternate Properties") in the transaction resulting in an adjustment of the purchase price and shares issued relating thereto. If Ameritech delivers the Alternate Properties free from all existing mortgage indebtedness, the aggregate number of shares of Common Stock to be issued by the Company will be 7,126,382 shares. If two of the Alternate Properties are delivered subject to existing mortgages, the aggregate number of shares of Common Stock to be issued by the Company will be 6,896,297.

                        MERIDIAN INDUSTRIAL TRUST, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                        PRUDENTIAL STOCK AND                              PRUDENTIAL &
                                                       PROPERTY TRANSACTIONS     AMERITECH TRANSACTION     AMERITECH
                                                      ------------------------  ------------------------  TRANSACTIONS
                                      HISTORICAL AS   PRUDENTIAL                 AMERITECH                ------------
                                       ADJUSTED(1)    PORTFOLIO(2)  PRO FORMA   PORTFOLIO(3)  PRO FORMA    PRO FORMA
                                      --------------  -----------  -----------  -----------  -----------  ------------
REVENUES
Rental revenues.....................   $     30,974    $  10,732   $    41,706   $   8,846   $    39,820   $   50,552
Interest and other income...........            241       --               241      --               241          241
                                      --------------  -----------  -----------  -----------  -----------  ------------
    Total Revenue...................         31,215       10,732        41,947       8,846        40,061       50,793
                                      --------------  -----------  -----------  -----------  -----------  ------------
OPERATING EXPENSES
Property operating costs............          2,464        1,206         3,670       1,212         3,676        4,882
Real estate taxes...................          3,977        1,254         5,231         969         4,946        6,200
Interest expense....................          6,491        1,401         7,892      --             6,491        7,892
General and administrative..........          2,501          257         2,758         194         2,695        2,952
Depreciation and amortization.......          5,433        2,104         7,537       1,689         7,122        9,226
                                      --------------  -----------  -----------  -----------  -----------  ------------
    Total operating expenses........         20,866        6,222        27,088       4,064        24,930       31,152
                                      --------------  -----------  -----------  -----------  -----------  ------------
Income before gain on sale of
  properties and extraordinary
  item..............................         10,349        4,510        14,859       4,782        15,131       19,641
Loss on sale of properties..........           (448)      --              (448)     --              (448)        (448)
                                      --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary item....          9,901        4,510        14,411       4,782        14,683       19,193
Series B preferred dividends........         (1,409)      --            (1,409)     --            (1,409)      (1,409)
                                      --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary item
  allocable to common...............   $      8,492    $   4,510   $    13,002   $   4,782   $    13,274   $   17,784
                                      --------------  -----------  -----------  -----------  -----------  ------------
                                      --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary item per
  common share......................   $       0.53    $    0.64   $      0.56   $    0.65   $      0.57   $     0.58
                                      --------------  -----------  -----------  -----------  -----------  ------------
                                      --------------  -----------  -----------  -----------  -----------  ------------
Weighted average common shares
  outstanding(4)....................     16,020,535    7,096,513    23,117,048   7,314,026    23,334,561   30,431,074
                                      --------------  -----------  -----------  -----------  -----------  ------------
                                      --------------  -----------  -----------  -----------  -----------  ------------

                        MERIDIAN INDUSTRIAL TRUST, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                      PRUDENTIAL STOCK AND
                                                     PROPERTY TRANSACTIONS     AMERITECH TRANSACTION    PRUDENTIAL &
                                                    ------------------------  ------------------------   AMERITECH
                                      HISTORICAL    PRUDENTIAL                 AMERITECH                TRANSACTIONS
                                     AS ADJUSTED     PORTFOLIO                 PORTFOLIO                ------------
                                         (1)            (2)       PRO FORMA       (3)       PRO FORMA    PRO FORMA
                                    --------------  -----------  -----------  -----------  -----------  ------------
REVENUES
Rental revenues...................   $     56,858    $  21,941   $    78,799   $  16,064   $    72,922   $   94,863
Interest and other income.........            738       --               738      --               738          738
                                    --------------  -----------  -----------  -----------  -----------  ------------
  Total Revenue...................         57,596       21,941        79,537      16,064        73,660       95,601
                                    --------------  -----------  -----------  -----------  -----------  ------------
OPERATING EXPENSES
Property operating costs..........          5,415        2,740         8,155       2,029         7,444       10,184
Real estate taxes.................          7,164        2,493         9,657       1,716         8,880       11,373
Interest expense..................         14,044        2,736        16,780      --            14,044       16,780
General and administrative........          4,983          514         5,497         388         5,371        5,885
Depreciation and amortization.....          9,615        4,208        13,823       3,379        12,994       17,202
                                    --------------  -----------  -----------  -----------  -----------  ------------
  Total operating expenses........         41,221       12,691        53,912       7,512        48,733       61,424
                                    --------------  -----------  -----------  -----------  -----------  ------------
Income before gain on sale of
  properties and extraordinary
  items...........................         16,375        9,250        25,625       8,552        24,927       34,177
Gain on sale of properties........          3,313       --             3,313      --             3,313        3,313
                                    --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary
  items...........................         19,688        9,250        28,938       8,552        28,240       37,490
Series B preferred dividends......         (2,818)      --            (2,818)     --            (2,818)      (2,818)
                                    --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary items
  allocable to common.............   $     16,870    $   9,250   $    26,120   $   8,552   $    25,422   $   34,672
                                    --------------  -----------  -----------  -----------  -----------  ------------
                                    --------------  -----------  -----------  -----------  -----------  ------------
Income before extraordinary items
  per common share................   $       1.06    $    1.30   $      1.14   $    1.17   $      1.10   $     1.14
                                    --------------  -----------  -----------  -----------  -----------  ------------
                                    --------------  -----------  -----------  -----------  -----------  ------------
Weighted average common shares
  outstanding(4)..................     15,882,452    7,096,513    22,978,965   7,314,026    23,196,478   30,292,991
                                    --------------  -----------  -----------  -----------  -----------  ------------
                                    --------------  -----------  -----------  -----------  -----------  ------------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                               NOTES TO PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                      AND THE YEAR ENDED DECEMBER 31, 1996
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1. Reflects the historical as adjusted operations of the Company. See the historical as adjusted condensed consolidated statements of operations included elsewhere in this Proxy Statement.

2. Reflects the incremental revenues and expenses resulting from the Prudential Property Transaction comprising seven separate agreements for the purchase of 29 properties comprising 57 warehouse/ industrial buildings and 179 acres of land for a total purchase price $196,200 that, together with estimated acquisition costs of $2,108, results in total capitalized costs of $198,308. The Prudential Property Transaction purchase price will be financed by the issuance of 7,096,513 shares of the Company's Common Stock valued at $140,000, borrowings on its Unsecured Credit Facility of $56,200 and accrued costs of $2,108. The incremental revenues and expenses reflect the historical operations attributable to the properties acquired in connection with the Prudential Property Transaction for the six months ended June 30, 1997 and year ended December 31, 1996. Such historical results have been adjusted to reflect straight-line rents, interest expense and depreciation and amortization as if such transactions had occurred on January 1, 1996. Of the $198,308 purchase price related to the Prudential Property Transaction, approximately $147,286 is the depreciable basis allocated to buildings. Depreciation and amortization of the operating properties in the Prudential Property Transaction has been calculated on a straight-line basis using average useful lives of 35 years. The estimated general and administrative expenses relate to additional payroll and related costs that the Company expects to incur in the ongoing management of the properties in the Prudential Property Transaction. The Company's Unsecured Credit Facility bears variable interest at LIBOR plus 1.40% and unused facility fees of .25%. An increase or decrease of 0.125% ( 1/8%) in LIBOR will result in an annual increase or decrease in Pro Forma interest expense of approximately $210. Estimated interest expense on pro forma borrowings on the Company's Unsecured Credit Facility resulting from the Prudential Property Transaction is based upon average actual LIBOR rates of 5.61% and 5.45%, respectively, for the six months ended June 30, 1997 and the year ended December 31, 1996, as detailed in the following table.

                                                              SIX MONTHS
                                                                 ENDED           YEAR ENDED
                                                             JUNE 30, 1997    DECEMBER 31, 1996
                                                            ---------------  -------------------
Unsecured Credit Facility borrowings of $56,200 resulting
  from the Prudential Property Transaction at a LIBOR plus
  1.4% (7.01% during 1997 and 6.85% during 1996), net of
  reduced unused facility fees of .25%....................     $   1,898          $   3,709
Less interest capitalized on the portion of the
  capitalized costs allocated to land under development
  amounting to $14,201....................................          (497)              (973)
                                                                  ------             ------
Net interest attributable to the Prudential Property
  Transaction.............................................     $   1,401          $   2,736
                                                                  ------             ------
                                                                  ------             ------

    On a pro forma basis, assuming closure of the portfolio acquisitions discussed in the historical as adjusted financial information and closure of the Prudential Stock Transaction and Prudential Property Transaction, the Company will be fully drawn on the Unsecured Credit Facility and require additional capacity under the Unsecured Credit Facility or alternative debt financing to complete such transactions and fund future acquisitions and development activities. Accordingly, the Company has commenced negotiations to either increase the borrowing limit under the Unsecured Credit Facility or

                        MERIDIAN INDUSTRIAL TRUST, INC.

                               NOTES TO PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                      AND THE YEAR ENDED DECEMBER 31, 1996
        (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

    provide alternative debt financing the proceeds from which the Company would use to finance future acquisitions and development. However, no assurance can be given that the Company will be able to increase the borrowing limit under the Unsecured Credit Facility or obtain alternative debt financing. Therefore, the pro forma adjustments to interest expense reflect interest on pro forma borrowings in excess of the $150,000 borrowing limit at the current terms of the Unsecured Credit Facility (LIBOR rate plus 1.4% or 7.01% and 6.85%, respectively, for the six months ended June 30, 1997 and the year ended December 31, 1996).

3. Reflects the incremental revenues and expenses resulting from the Ameritech Transaction comprising the purchase of 23 warehouse/industrial properties, including a participating mortgage secured by a seven-building industrial project for a total purchase price of $145,520 that, together with estimated acquisition costs of $2,295 results in total capitalized costs of $147,815. The Ameritech Transaction purchase price will be financed by the issuance of 7,314,026 shares of the Company's Common Stock valued at $145,520 and accrued costs of $2,295. The incremental revenues and expenses reflect the historical operations attributable to the properties acquired in connection with the Ameritech Transaction for the six months ended June 30, 1997 and year ended December 31, 1996. Such historical results have been adjusted to reflect straight-line rents, interest expense and depreciation and amortization as if such transactions had occurred on January 1, 1996. Of the $147,815 purchase price related to the Ameritech Transaction, approximately $118,252 is the depreciable basis allocated to buildings. Depreciation and amortization of the properties in the Ameritech Transaction has been calculated on a straight-line basis using average useful asset lives of 35 years. The estimated general and administrative expenses relate to additional payroll and related costs that the Company expects to incur in the ongoing management of the properties in the Ameritech Transaction. Estimated interest expense on pro forma borrowings on the Company's Unsecured Credit Facility resulting from the Ameritech Transaction is based upon variable interest at LIBOR plus 1.40% and unused facility fees of .25%. An increase or decrease of 0.125% ( 1/8%) in LIBOR will result in an annual increase or decrease in Pro Forma interest expense of approximately $210. Estimated interest expense on pro forma borrowings on the Company's Unsecured Credit Facility resulting from the Ameritech Transaction is based upon average actual LIBOR rates of 5.61% and 5.45%, respectively, for the six months ended June 30, 1997 and the year ended December 31, 1996.

4. Per share amounts reflect approximately 1,915,820 shares to be issued for the Portfolio Acquisitions, and the dilutive effects of stock options granted by the Company to its directors and officers pursuant to its stock plan, warrants issued in connection with the Merger and shares to be issued pursuant to a stock option agreement with one of its stockholders, aggregating to 501,039 and 371,069 additional shares of common stock for the six months ended June 30, 1997 and year ended December 31, 1996, respectively.

5. Pro Forma taxable income for the twelve months ended June 30, 1997 is (i) approximately $22,910 assuming that only the Prudential Property Transaction and the sale of Common Stock to the Prudential Purchasers are completed,
    (ii) approximately $23,130 assuming that only the Ameritech Transaction is completed, and (iii) approximately $32,391 assuming that the Prudential Stock Transaction, the Prudential Property Transaction and the Ameritech Transaction are all completed.

                        MERIDIAN INDUSTRIAL TRUST, INC.
                  HISTORICAL AS ADJUSTED FINANCIAL INFORMATION
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

BACKGROUND

    The accompanying unaudited historical as adjusted condensed consolidated balance sheet as of June 30, 1997 has been prepared to reflect (i) the post-June 30, 1997 acquisition of three operating properties and development of properties under construction, (ii) the pending acquisition in 1997 of two separate portfolios (the "Portfolio Acquisitions") comprising 12 warehouse/industrial properties that the Company's management deems probable of closing, as if such transactions had occurred on June 30, 1997.

    The historical as adjusted condensed consolidated statement of operations information for the six months ended June 30, 1997 has been prepared to reflect
(i) the incremental effect of the nine individual properties acquired during 1997 (the "1997 Individual Acquired Properties"), (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of properties sold during 1997 (the "1997 Property Sales"), and (iv) the April 1997 restructuring (the "April 1997 Restructing") of the Company's revolving bank credit agreement (the "Unsecured Credit Facility"), as if such transactions had occurred on January 1, 1996.

    The historical as adjusted condensed consolidated statement of operations for the year ended December 31, 1996 has been prepared to reflect (i) the incremental effect of the 1997 Individual Acquired Properties and properties acquired by the Company during 1996 (collectively, the "1996 and 1997 Acquired Properties"); (ii) the incremental effect of the Portfolio Acquisitions, (iii) the incremental effect of the 1997 Property Sales and those properties sold by the Company during 1996 (collectively, the "1996 and 1997 Property Sales"); (iv) the incremental effect of debt paydowns during 1996 with the proceeds from the Company's two 1996 Common Stock offerings (the "1996 Offerings"); (v) the April 1997 Restructuring; (vi) the respective historical results of the three companies (the "Merged Trusts") that were merged into the Company on February 23, 1996 (the "Merger") and the acquisition of certain net assets (the assets acquired and the transaction are referred to herein as the "Trust '83 Properties" and the "Asset Purchase", respectively) that occurred concurrent with the Merger for the period from January 1, 1996 to February 23, 1996 (i.e., prior to the Merger and Asset Purchase); and (vii) the respective effects of the Merger and the retirement of certain indebtedness concurrent with the Merger using the net proceeds from the issuance of the Company's preferred stock and the availability of the Unsecured Credit Facility (referred to collectively as the "Refinancing") on the historical results of the Merged Trusts and the Trust '83 Properties for the period from January 1, 1996 to February 23, 1996; to reflect the post-Merger activities of the Company as if such transactions had occurred on January 1, 1996. The Merger, Asset Purchase and Refinancing each closed concurrently on February 23, 1996.

    These unaudited historical as adjusted condensed consolidated statements should be read in connection with the respective historical financial statements and notes thereto included elsewhere in this Proxy Statement. In the opinion of management, the historical as adjusted condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Merger, Asset Purchase, Refinancing, the 1996 and 1997 Acquired Properties, the 1996 and 1997 Property Sales, the 1996 Offerings, and the April 1997 Restructuring.

    The historical as adjusted condensed consolidated financial information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions reflected therein had been consummated in the period presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                        MERIDIAN INDUSTRIAL TRUST, INC.
          HISTORICAL AS ADJUSTED CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                                INDIVIDUAL
                                                                                 PROPERTY
                                                                               ACQUISITIONS
                                                                                    AND          PORTFOLIO     HISTORICAL
                                                                HISTORICAL(1) DEVELOPMENT(2)   ACQUISITIONS(3) AS ADJUSTED
                                                                ------------  ---------------  --------------  -----------
ASSETS
Investments in real estate, net...............................   $  382,170      $  25,045       $   65,005     $ 472,220
Cash and cash equivalents.....................................        2,095         --               --             2,095
Restricted cash...............................................        1,998         --               --             1,998
Other Assets..................................................       12,773         --               --            12,773
                                                                ------------       -------     --------------  -----------
                                                                 $  399,036      $  25,045       $   65,005     $ 489,086
                                                                ------------       -------     --------------  -----------
                                                                ------------       -------     --------------  -----------
LIABILITIES
Mortgage loans................................................   $   82,508      $  --           $   --         $  82,508
Unsecured credit facility.....................................       60,500         25,000           26,420       111,920
Other liabilities.............................................       12,919             45           --            12,964
                                                                ------------       -------     --------------  -----------
  Total Liabilities...........................................      155,927         25,045           26,420       207,392
                                                                ------------       -------     --------------  -----------
MINORITY INTEREST.............................................        1,130         --               --             1,130
                                                                ------------       -------     --------------  -----------
STOCKHOLDERS' EQUITY
Common stock and preferred stock..............................           16         --                    2            18
Additional paid-in capital....................................      243,770         --               38,583       282,353
Distributions in excess of income.............................       (1,807)        --               --            (1,807)
                                                                ------------       -------     --------------  -----------
  Total Stockholders' Equity..................................      241,979         --               38,585       280,564
                                                                ------------       -------     --------------  -----------
                                                                 $  399,036      $  25,045       $   65,005     $ 489,086
                                                                ------------       -------     --------------  -----------
                                                                ------------       -------     --------------  -----------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO HISTORICAL AS ADJUSTED
                      CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1997

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1. Reflects the historical condensed consolidated balance sheet of the Company as of June 30, 1997.

2. Reflects the post-June 30, 1997 purchase of three operating properties at an aggregate cost of approximately $19,514. The purchase of these three operating properties will initially be funded with draws on the Company's Unsecured Credit Facility of approximately $19,469, together with accrued costs of approximately $45.

    Also, reflects the development and construction costs incurred by the Company subsequent to June 30, 1997 of approximately $5,531 in connection with development of properties under construction. Costs associated with these development properties under construction were funded with borrowings on the Company's Unsecured Credit Facility.

3. Reflects the Portfolio Acquisitions comprising the pending purchase of 12 warehouse/industrial properties that the Company's management deems probable of closing for a total purchase price of $64,430 that, together with estimated acquisition costs of $575 results in total capitalized costs of $65,005. The Portfolio Acquisitions purchase price will be financed by the issuance of approximately 1,915,820 shares of the Company's Common Stock valued at $38,585, with the balance of the purchase price and acquisition costs funded by borrowings on the Company's Unsecured Credit Facility in the amount of $26,420. The number of shares of Common Stock to be issued by the Company is based upon a negotiated value per share of $20.14. The Portfolio Acquisitions are not subject to the approval of the Company's stockholders.

                        MERIDIAN INDUSTRIAL TRUST, INC.
     HISTORICAL AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                              INDIVIDUAL
                                               PROPERTY          PORTFOLIO
                              HISTORICAL   ACQUISITIONS AND    ACQUISITIONS        PROPERTY           APRIL 1997        HISTORICAL
                                MIT (1)     DEVELOPMENT (2)         (3)        DISPOSITIONS (4)    RESTRUCTURING (5)   AS ADJUSTED
                              -----------  -----------------  ---------------  -----------------  -------------------  ------------
REVENUES
Rental revenues.............  $    24,564      $   3,250         $   3,795         $    (635)          $  --            $   30,974
Interest and other income...          304         --                --                   (63)             --                   241
                              -----------         ------            ------             -----               -----       ------------
    Total Revenue...........       24,868          3,250             3,795              (698)             --                31,215
                              -----------         ------            ------             -----               -----       ------------
OPERATING EXPENSES
Property operating costs....        2,042            352               268              (198)             --                 2,464
Real estate taxes...........        3,393            350               352              (118)             --                 3,977
Interest expense............        3,784          2,269               950              (290)               (222)            6,491
General and administrative..        2,501         --                --                --                  --                 2,501
Depreciation and
  amortization..............        4,216            588               743              (114)             --                 5,433
                              -----------         ------            ------             -----               -----       ------------
    Total operating
      expenses..............       15,936          3,559             2,313              (720)               (222)           20,866
                              -----------         ------            ------             -----               -----       ------------
Income before gain on sale
  of properties and
  extraordinary item........        8,932           (309)            1,482                22                 222            10,349
Loss on sale of properties..         (448)        --                --                --                  --                  (448)
                              -----------         ------            ------             -----               -----       ------------
Income before extraordinary
  item......................        8,484           (309)            1,482                22                 222             9,901
Series B preferred
  dividends.................       (1,409)        --                --                --                  --                (1,409)
                              -----------         ------            ------             -----               -----       ------------
Income allocable to common
  before extraordinary
  item......................        7,075      $    (309)        $   1,482         $      22           $     222        $    8,492
                              -----------         ------            ------             -----               -----       ------------
                              -----------         ------            ------             -----               -----       ------------
Income per common share
  before extraordinary
  item......................  $      0.50                                                                               $     0.53
                              -----------                                                                              ------------
                              -----------                                                                              ------------
Weighted average common
  shares outstanding........   14,104,715                                                                               16,020,535
                              -----------                                                                              ------------
                              -----------                                                                              ------------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO HISTORICAL AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1. Reflects the historical condensed consolidated statement of operations of Company for the six months ended June 30, 1997.

2. Reflects the incremental effect on the Company's operations of the 1997 Individual Acquired Properties comprising nine properties that the Company acquired during 1997 as if the properties had been acquired January 1, 1996. Also, reflects the capitalization of interest on the Development Properties. Depreciation expense on the 1997 Acquired Properties has been calculated on a straight-line basis using average useful lives of 35 years. The incremental effect on revenues from the 1997 Individual Acquired Properties reflects the incremental revenues from property purchases consummated during 1997 comprising the historical operating results of four property acquisitions (the "Acquired Properties" whose historical results are included elsewhere in this proxy statement), as well as five additional properties purchased during the period, each of which have been adjusted for the straight-line rent effect as if such properties had been acquired by the Company on January 1, 1996. The 1997 Acquired Properties and the development of properties under construction were funded by the assumption of two separate mortgage loans in combined principal amount of $16,414 and a weighted average interest rate of 8.02%, with the balance funded by draws on the Unsecured Credit Facility. A summary of the interest adjustment components relating to the 1997 Acquired Properties and development of properties under construction is as follows:

Mortgages assumed in combined principal amount of $16,414 and a
  weighted average interest rate of 8.02%...........................  $     614
Unsecured Credit Facility borrowings at a pre-restructuring rate of
  LIBOR plus 1.7% or 7.19%, net of reduced unused facility fees of
  .25%..............................................................      1.655
                                                                      ---------
Total adjustment....................................................  $   2,269
                                                                      ---------
                                                                      ---------

3. Reflects the incremental revenues and expenses resulting from the Portfolio Acquisitions comprising the pending purchase of 12 warehouse/industrial properties that the Company's management deems probable of closing for a total purchase price of $64,430 that, together with estimated acquisition costs of $575 results in total capitalized costs of $65,005. The Portfolio Acquisitions purchase price will be financed by the issuance of approximately 1,915,820 shares of the Company's Common Stock valued at $38,585, with the balance of the purchase price and acquisition costs funded by borrowings on the Company's Unsecured Credit Facility in the amount of $26,420. Depreciation and amortization of the properties in the Portfolio Acquisitions has been calculated on a straight line basis and is based upon estimated asset lives of 35 years and a depreciable basis of approximately $52,004. Estimated interest expense on as adjusted borrowings on the Company's Unsecured Credit Facility resulting from the Portfolio Acquisitions is based upon variable interest at LIBOR plus 1.70% or 7.15% (average actual LIBOR rates of 5.49% for the six months ended June 30, 1997) and amounts to approximately $950. An increase or decrease of 0.125% ( 1/8%) in LIBOR will result in a six month increase or decrease in historical as adjusted interest expense of approximately $70.

4. Reflects the elimination of the effects on the Company's operations from the 1997 Property Sales. The 1997 Property Sales result in a net loss on sale of $448 and comprise five property sales. The 1997 Property Sales result in net proceeds to the Company of $11,368 which are reflected as paydowns on the Unsecured Credit Facility, resulting in a reduction in interest expense on the Unsecured Credit Facility of $290.

5. Reflects the net reduction in interest as a result of the April 1997 Restructuring. The April 1997 Restructuring provided for: (i) an increase of the borrowing limit to $150,000 (previously $75,000), (ii) a decrease in the interest rate spread over LIBOR to 1.40% (previously LIBOR plus 1.70%), and
    (iii) an extension of the maturity date to April 3, 2000 (previously February 26, 1998). In connection with the April 1997 Restructuring, the Company recognized an extraordinary loss of approximately $808 comprising
    (i) the write-off of previously deferred financing fees related to the old facility of approximately $283 and (ii) fees paid to the lenders of approximately $525. In addition, the Company incurred and recorded as deferred financing fees other financing costs relating to the April 1997 Restructuring of approximately $200. The net reduction in interest expense for the six months ended June 30, 1997 as a result of the April 1997 Restructuring comprises the following:

Reduction of interest rate from LIBOR plus 1.70% to LIBOR plus 1.40%
  (based upon historical as adjusted outstanding principal of
  $111,920)..........................................................  $    (168)
Reduction in loan fee amortization due to write-off of previously
  capitalized loan fees..............................................       (182)
Amortization of loan fees on restructured facility...................         34
Increase in unused facility fees due to increase borrowing limit to
  $150,000...........................................................         94
                                                                       ---------
Net reduction........................................................  $    (222)
                                                                       ---------
                                                                       ---------

                        MERIDIAN INDUSTRIAL TRUST, INC.
     HISTORICAL AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                            JANUARY 1, 1996 TO FEBRUARY 23, 1996
                         -------------------------------------------
                                                         HISTORICAL
                         MERGED TRUSTS                   AS ADJUSTED                 POST-MERGER      POST-MERGER
                          HISTORICAL        MERGER         MERGED     HISTORICAL     INDIVIDUAL        PORTFOLIO       POST-MERGER
                          COMBINED(1)   TRANSACTIONS(2)    TRUSTS       MIT(3)     ACQUISITIONS(4)  ACQUISITIONS(5)  DISPOSITIONS(6)
                         -------------  ---------------  -----------  -----------  ---------------  ---------------  ---------------
REVENUES
Rental revenues........    $   4,997       $     785      $   5,782    $  34,465      $  14,748            7,464        $  (5,601)
Interest and other
  income...............          161               1            162          576         --               --               --
                              ------          ------     -----------  -----------       -------           ------          -------
    Total Revenue......        5,158             786          5,944       35,041         14,748            7,464           (5,601)
                              ------          ------     -----------  -----------       -------           ------          -------
OPERATING EXPENSES
Property operating
  costs................          912             (92)           820        3,821          1,227              563           (1,016)
Real estate taxes......          812              79            891        4,769          1,560              699             (755)
Interest expense.......        1,506            (375)         1,131        6,065         12,809            1,889           (2,773)
General and
  administrative.......        1,162            (452)           710        4,273         --               --               --
Depreciation and
  amortization.........        1,308            (624)           684        4,952          3,162            1,486             (669)
                              ------          ------     -----------  -----------       -------           ------          -------
    Total operating
      expenses.........        5,700          (1,464)         4,236       23,880         18,758            4,637           (5,213)
                              ------          ------     -----------  -----------       -------           ------          -------
Income (loss) before
  gain on sale of
  properties and
  extraordinary
  items................         (542)          2,250          1,708       11,161         (4,010)           2,827             (388)
Gain on sale of
  properties...........       --              --             --            3,313         --               --               --
                              ------          ------     -----------  -----------       -------           ------          -------
Income (loss) before
  extraordinary items..         (542)          2,250          1,708       14,474         (4,010)           2,827             (388)
Series B preferred
  dividends............       --                (406)          (406)      (2,412)        --               --               --
                              ------          ------     -----------  -----------       -------           ------          -------
Income (loss) before
  extraordinary items
  allocable to common..    $    (542)      $   1,844      $   1,302    $  12,062      $  (4,010)       $   2,827        $    (388)
                              ------          ------     -----------  -----------       -------           ------          -------
                              ------          ------     -----------  -----------       -------           ------          -------
Income before
  extraordinary items
  per common share.....
Weighted average common
  shares outstanding...


                                                         HISTORICAL
                            1996         APRIL 1997      AS ADJUSTED
                         OFFERINGS(7) RESTRUCTURING(8)       MIT
                         -----------  -----------------  -----------
REVENUES
Rental revenues........   $  --           $  --           $  56,858
Interest and other
  income...............      --              --                 738
                         -----------         ------      -----------
    Total Revenue......      --              --              57,596
                         -----------         ------      -----------
OPERATING EXPENSES
Property operating
  costs................      --              --               5,415
Real estate taxes......      --              --               7,164
Interest expense.......      (4,713)           (364)         14,044
General and
  administrative.......      --              --               4,983
Depreciation and
  amortization.........      --              --               9,615
                         -----------         ------      -----------
    Total operating
      expenses.........      (4,713)           (364)         41,221
                         -----------         ------      -----------
Income (loss) before
  gain on sale of
  properties and
  extraordinary
  items................       4,713             364          16,375
Gain on sale of
  properties...........      --              --               3,313
                         -----------         ------      -----------
Income (loss) before
  extraordinary items..       4,713             364          19,688
Series B preferred
  dividends............      --              --              (2,818)
                         -----------         ------      -----------
Income (loss) before
  extraordinary items
  allocable to common..   $   4,713       $     364       $  16,870
                         -----------         ------      -----------
                         -----------         ------      -----------
Income before
  extraordinary items
  per common share.....                                   $    1.06
                                                         -----------
                                                         -----------
Weighted average common
  shares outstanding...                                  15,882,452
                                                         -----------
                                                         -----------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO HISTORICAL AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1996
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1. Reflects the historical operations of the Merged Trusts for the period from January 1, 1996 to the Merger date of February 23, 1996.

2. Reflects adjustments relating to the Merger, Asset Purchase, and Refinancing comprising (i) adjustments for the historical operations of the Trust '83 Properties for the period from January 1, 1996 to the Merger date of February 23, 1996; (ii) the incremental effects of purchase accounting as a result of the Merger, together with certain cost adjustments, which result in a decrease in the historical expenses of the Merged Trusts comprising:
    (a) a reduction of depreciation expense of $832 resulting from a reduction in the historical basis of the investment in real estate relating to the purchase accounting to record the Merger (Historical As Adjusted Merged Trusts depreciation expense has been calculated on a straight line basis using average useful lives of 35 years) and (b) a decrease in general and administrative expenses of $760 comprising a decrease in general and administrative expenses allocated to property operating costs of $308 and a decrease in corporate office costs of $452 (the reduction reflects a decrease in personnel costs, including salaries and benefits and a reduction in other administrative expenses, including accounting, legal and occupancy costs); and (iii) the pay down and retirement of $59,983 of the Company's debt using certain proceeds from (a) the $35,000 issuance of the Company's preferred stock completed concurrent with the Asset Purchase and (b) $26,505 in borrowings on the Company's Unsecured Credit Facility as detailed below:

                                                      MERGER      ASSET PURCHASE     REFINANCING
                                                    ADJUSTMENTS     ADJUSTMENTS      ADJUSTMENTS     TOTAL
                                                    -----------  -----------------  -------------  ---------
Revenues..........................................   $       0       $     786        $       0    $     786
                                                    -----------          -----            -----    ---------
Property operations...............................        (308)            216                0          (92)
Real estate taxes.................................           0              79                0           79
Interest expense..................................           0             234             (609)        (375)
General and administrative........................        (452)              0                0         (452)
Depreciation and amortization.....................        (832)            208                0         (624)
                                                    -----------          -----            -----    ---------
Total operating expenses..........................      (1,592)            737             (609)      (1,464)
                                                    -----------          -----            -----    ---------
Net income, before dividends......................       1,592              49              609        2,250
Series B preferred dividends......................           0               0             (406)        (406)
                                                    -----------          -----            -----    ---------
Net Income........................................   $   1,592       $      49        $     203    $   1,844
                                                    -----------          -----            -----    ---------
                                                    -----------          -----            -----    ---------

3. Represents the historical condensed consolidated statement of operations of the Company for the year ended December 31, 1996. Prior to February 23, 1996, the Company had no operations other than interest on its investments and general and administrative expenses.

4. Reflects the incremental effect on the Company's operations of the 1996 and 1997 Individual Acquired Properties comprising eight separate property purchases in 1996 and nine separate property purchases in 1997. Depreciation expense on the 1996 and 1997 Individual Acquired Properties has been calculated on a straight-line basis using average useful lives of 35 years. The incremental effect on revenues from the 1996 and 1997 Individual Acquired Properties (the "Post-Merger Individual Acquisitions") reflects incremental revenues from property purchases consummated during 1996 and 1997 comprising the historical operating results of four property acquisitions (the "Acquired Properties" whose historical results are included elsewhere in this proxy statement), as well as thirteen

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO HISTORICAL AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1996
        (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

    additional properties purchased during the period, each of which have been adjusted for the straight-line rent effect as if such properties had been acquired by the Company on January 1, 1996. The 1996 and 1997 Individual Acquired Properties and the Company's development activities were funded by the assumption of two separate mortgage loans in combined principal amount of $16,414 and a weighted average interest rate of 8.02%, with the balance funded by draws on the Unsecured Credit Facility. A summary of the interest adjustment components relating to the 1996 and 1997 Acquired Properties and development activities is as follows:

Mortgages assumed in combined principal amount of $16,414 and a
  weighted average interest rate of 8.02%..........................  $   1,321
Unsecured Credit Facility borrowings at a pre-restructuring rate of
  LIBOR plus 1.7% or 7.19%, net of reduced unused facility fees of
  .25%.............................................................     12,422
Less interest capitalized on development activities................       (934)
                                                                     ---------
Total adjustment...................................................  $  12,809
                                                                     ---------
                                                                     ---------

5. Reflects the incremental revenues and expenses resulting from the Portfolio Acquisitions comprising the pending purchase of 12 warehouse/industrial properties that the Company's management deems probable of closing for a total purchase price of $64,430 that, together with estimated acquisition costs of $575 results in total capitalized costs of $65,005. The Portfolio Acquisitions purchase price will be financed by the issuance of approximately 1,195,820 shares of the Company's Common Stock valued at $38,585, with the balance of the purchase price and acquisition costs funded by borrowings on the Company's Unsecured Credit Facility in the amount of $26,420. Depreciation and amortization of the properties in the Portfolio Acquisitions has been calculated on a straight-line basis and is based upon estimated assets lives of 35 years and a depreciable basis of approximately $52,004. Estimated interest expense on as adjusted borrowings on the Company's Unsecured Credit Facility resulting from the Portfolio Acquisitions is based upon variable interest at LIBOR plus 1.70% or 7.15% (average actual LIBOR rates of 5.45% for the year ended December 31, 1996) and amounts to approximately $1,889. An increase or decrease of 0.125%
    ( 1/8%) in LIBOR will result in an annual increase or decrease in historical as adjusted interest expense of approximately $140.

6. Reflects the elimination of the effects on the Company's operations from the 1996 and 1997 Property Sales. Property sales in 1996 comprised 14 properties which, after closing costs, escrow holdback, early release of funds and pro-rated items totaling $1,975, resulted in net proceeds to the Company totaling $31,447 which were used to pay down borrowings on the Unsecured Credit Facility. The Company recorded a gain on sale of $3,313 in connection with the property sales occurring in 1996. The 1997 Property Sales result in a net loss on sale of $448 and comprise five property sales during the six months ended June 30, 1997. The 1997 Property Sales result in net proceeds to the Company of $11,368 which are reflected as paydowns on the Unsecured Credit Facility. The 1996 and 1997 Property Sales result in adjustment to the 1996 historical interest expense of $2,773 as a result of reduced principal outstanding on the Unsecured Credit Facility.

7. Reflects the total reduction to the historically reported interest expense of the Merged Trusts and the Company as a result of the 1996 Offerings comprising (i) the incremental effect of the Company's issuance of 1,500,000 shares of Common Stock that closed on April 3, 1996 (the "April Offering") providing net proceeds of approximately $23,200 that, together with cash on hand were used to repay as adjusted borrowings on the Company's Unsecured Credit Facility of approximately $26,505, and

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO HISTORICAL AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1996
        (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

    (ii) the incremental effect of the Company's issuance of 3,910,000 shares of Common Stock (3,400,000 shares initially issued on November 25, 1996 and 510,000 shares issued on December 23, 1996, collectively referred to as the "Second Offering"), resulting in net proceeds of $67,480 applied to repay as adjusted borrowing on the Unsecured Credit Facility. The estimated interest reduction total of $4,713 is based upon the pre-restructuring interest rate of LIBOR plus 1.7% (7.15%), unused credit facility fees of .25%, and reflects interest reduction attributable to the April Offering as $482 and the Second Offering as $4,231, respectively.

8. Reflects the net reduction in interest as a result of the April 1997 Restructuring. The April 1997 Restructuring provided for: (i) an increase of the borrowing limit to $150,000 (previously $75,000), (ii) a decrease in the interest rate spread over LIBOR to 1.40% (previously LIBOR plus 1.70%), and
    (iii) an extension of the maturity date to April 3, 2000 (previously February 26, 1998). In connection with the April 1997 Restructuring, the Company recognized an extraordinary loss of approximately $808 comprising
    (i) the write-off of previously deferred financing fees related to the old facility of approximately $283 and (ii) fees paid to the lenders of approximately $525. In addition, the Company incurred and recorded as deferred financing fees other financing costs relating to the April 1997 Restructuring of approximately $200. The net reduction in interest expense for the year ended December 31, 1996 as a result of the April 1997 Restructuring comprises the following:

Reduction of interest rate from LIBOR plus 1.70% to LIBOR plus 1.40%
  (based upon historical as adjusted outstanding principal of
  $111,920)..........................................................  $    (336)
Reduction in loan fee amortization due to write-off of previously
  capitalized loan fees..............................................       (283)
Amortization of loan fees on restructured facility...................         67
Increase in unused facility fees due to increase borrowing limit to
  $150,000...........................................................        188
                                                                       ---------
Net reduction........................................................  $    (364)
                                                                       ---------
                                                                       ---------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statement of revenues and certain expenses for the Prudential Property Transaction as defined in Note 1, for the year ended December 31, 1996. This statement is the responsibility of the management of Meridian Industrial Trust, Inc. ("the Company"). Our responsibility is to express an opinion on this combined statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, and is not intended to be a complete presentation of the revenues and expenses of the Prudential Property Transaction.

    In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Prudential Property Transaction for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

San Francisco, California

June 30, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                    FOR THE PRUDENTIAL PROPERTY TRANSACTION

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1996
                                                                                        SIX MONTHS    ------------
                                                                                           ENDED
                                                                                       JUNE 30, 1997
                                                                                       -------------
                                                                                        (UNAUDITED)
Rental Revenues......................................................................   $    10,399    $   21,300
Certain Expenses:
  Real Estate Taxes..................................................................         1,254         2,493
  Property Operating and Maintenance.................................................         1,206         2,741
                                                                                       -------------  ------------
                                                                                              2,460         5,234
                                                                                       -------------  ------------
Rental Revenues in Excess of Certain Expenses........................................   $     7,939    $   16,066
                                                                                       -------------  ------------
                                                                                       -------------  ------------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS
                        OF REVENUES AND CERTAIN EXPENSES
                    FOR THE PRUDENTIAL PROPERTY TRANSACTION
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of 29 properties (comprising 57 warehouse/industrial buildings) and 179 acres of land (collectively the "Prudential Properties") which will be acquired by Meridian Industrial Trust, Inc. (the "Company") from The Prudential Insurance Company of America and certain affiliated entities (collectively, "Prudential"). The Company and Prudential entered into seven separate purchase and sale agreements on May 27, 1997 (the "Prudential Property Transaction") that provide for an estimated closing date of August, 1997.

2. BASIS OF PRESENTATION.

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Prudential Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operation of the Prudential Properties; however, the Company is not aware of any material factors relating to the Prudential Properties that would cause the reported financial information not to be indicative of future operating results. Expenses reflected in property operating and maintenance expenses include utilities, insurance, landscaping and maintenance and repairs. Excluded expenses consist primarily of interest expense, depreciation and amortization and other costs not directly related to the future operations of the Prudential Properties. In addition, the statements exclude capitalizable carrying and other costs related to the 179 acres of land being acquired.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) REVENUE RECOGNITION. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases. No individual leases represent greater than 10% of revenues.

    (b) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS
                        OF REVENUES AND CERTAIN EXPENSES
                    FOR THE PRUDENTIAL PROPERTY TRANSACTION
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                       (DOLLARS IN THOUSANDS) (CONTINUED)

4. LEASING ACTIVITY.

    The minimum future rental revenues due under non-cancelable operating leases in effect as of June 30, 1997, for the remainder of 1997 and annually thereafter are as follows:

YEAR                                                                                  AMOUNT
-----------------------------------------------------------------------------------  ---------
1997 (six months)..................................................................  $   9,228
1998...............................................................................     14,286
1999...............................................................................     10,869
2000...............................................................................      8,771
2001...............................................................................      6,175
Thereafter.........................................................................     12,104

    In addition to minimum rental payments, certain tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,514 for the six months ended June 30, 1997 (unaudited), and $3,196 for the year ended December 31, 1996. Certain leases contain options to renew.

5. RELATED PARTY TRANSACTIONS

    During 1996, Prudential utilized PREMISYS, an affiliate of Prudential, as its property management company. PREMISYS provided accounting and management services for the Prudential Properties. Total management fees paid were $257 and $532 for the six months ended June 30, 1997 (unaudited) and year ended December 31, 1996, respectively, which are reflected within property operating and maintenance expenses on the accompanying statements of revenues and certain expenses.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statements of revenues and certain expenses for the Ameritech Transaction-Group A Properties as defined in Note 1, for the years ended December 31, 1996, 1995, and 1994. These statements are the responsibility of the management of Meridian Industrial Trust, Inc. ("the Company"). Our responsibility is to express an opinion on these combined statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, and are not intended to be a complete presentation of the revenues and expenses of the Ameritech Transaction-Group A Properties.

    In our opinion, the combined statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Ameritech Transaction-Group A Properties for the years ended December 31, 1996, 1995, and 1994, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP A PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
           AND FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                             (DOLLARS IN THOUSANDS)

                                                         SIX MONTHS      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            ENDED       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        JUNE 30, 1997       1996           1995           1994
                                                       ---------------  -------------  -------------  -------------
                                                         (UNAUDITED)
Rental Revenues......................................     $   2,571       $   5,139      $   4,837      $   4,812
Certain Expenses:
  Real Estate Taxes..................................           223             436            421            444
  Property Operating and Maintenance.................           665           1,290          1,188          1,091
                                                             ------          ------         ------         ------
                                                                888           1,726          1,609          1,535
                                                             ------          ------         ------         ------
Rental Revenues in Excess of Certain Expenses........     $   1,683       $   3,413      $   3,228      $   3,277
                                                             ------          ------         ------         ------
                                                             ------          ------         ------         ------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP A PROPERTIES

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
           AND FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The accompanying combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of one property and a participating mortgage loan receivable (collectively the "Group A Properties") which will be acquired by Meridian Industrial Trust, Inc. (the "Company") from The Ameritech Pension Trust ("Ameritech"). These financial statements reflect the combined operations of the Group A Properties for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996, 1995 and 1994. The Company and Ameritech entered into a purchase and sale agreement on May 29, 1997 that provides for an estimated closing date of August 1997.

  PROPERTY                      SQUARE
    NAME         LOCATION       FOOTAGE                              LEASE DESCRIPTION
------------  ---------------  ---------  -----------------------------------------------------------------------

Barrington    Hayward, CA        203,515  The Barrington Business Park property comprises one building currently
Business                                  leased to 29 tenants under 9 triple net leases, 17 gross leases and 3
Park                                      modified gross leases. The leases expire on various dates from 1997 to
                                          2005. Based upon the current lease terms, annual base rent on the leases amounts to approximately $1,136.

Rancho        Downey, CA         623,658  The Rancho Downey property comprises 7 buildings currently leased to 18
Downey                                    tenants under 8 triple net leases, 7 gross leases and 3 modified gross leases. The leases expire on various dates from 1998 to 2003. Based upon the current lease terms, annual base rent on the leases amounts to approximately $3,386.

2. BASIS OF PRESENTATION.

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Group A Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operations of the Group A Properties; however, the Company is not aware of any material factors relating to these Group A Properties that would cause the reported financial information not to be indicative of future operating results. Expenses included in property operating expenses include utilities, insurance, landscaping and maintenance and repairs. Excluded expenses consist primarily of interest expense, depreciation and amortization and other costs not directly related to the future operations of the Group A Properties.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) REVENUE RECOGNITION. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases. No individual leases represent greater than 10% of revenue.

    (b) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
          FOR THE AMERITECH TRANSACTION-GROUP A PROPERTIES (CONTINUED)

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
           AND FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                             (DOLLARS IN THOUSANDS)

4. LEASING ACTIVITY.

    The minimum future rental revenue from leases in effect at June 30, 1997 is as follows:

YEAR                                                                          AMOUNT
---------------------------------------------------------------------------  ---------
1997 (six months)..........................................................  $   2,031
1998.......................................................................      3,578
1999.......................................................................      2,914
2000.......................................................................      2,503
2001.......................................................................        601
Thereafter.................................................................        374

    In addition to minimum rental payments, certain tenants pay reimbursements for their pro rata share of specified operating expense, which amounted to $252 for the six months ended June 30, 1997 (unaudited), and $485, $474 and $489 for the years ended December 31, 1996, 1995 and 1994, respectively.

5. PARTICIPATING MORTGAGE LOAN RECEIVABLE.

    In accordance with generally accepted accounting principles, the underlying operations of the Rancho Downey property securing the participating mortgage loan receivable are included in the accompanying statements of revenues and certain expenses because the holder of the mortgage loan receives substantially all of the economics of the underlying property and, as such, the mortgage loan is treated as if it were an equity interest in the property for financial reporting purposes.

    The participating mortgage loan receivable bears a fixed interest rate of
10.5 percent, requires interest only payments at 8.5 percent and matures in December, 2005. In addition, the holder of the mortgage loan is entitled to receive preferences of 65.0 percent of adjusted gross receipts, adjusted net refinancing proceeds and any realized property appreciation upon disposition of the property securing the mortgage loan.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statements of revenues and certain expenses for the Ameritech Transaction-Group B Properties as defined in Note 1, for the years ended December 31, 1996 and 1995. These statements are the responsibility of the management of Meridian Industrial Trust, Inc. ("the Company"). Our responsibility is to express an opinion on these combined statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, and are not intended to be a complete presentation of the revenues and expenses of the Ameritech Transaction-Group B Properties.

    In our opinion, the combined statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Ameritech Transaction-Group B Properties for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP B PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
              AND FOR THE YEARS ENDED DECEMBER 31, 1996, AND 1995
                             (DOLLARS IN THOUSANDS)

                                                                                        YEAR ENDED     YEAR ENDED
                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                           1996           1995
                                                                        SIX MONTHS     -------------  -------------
                                                                           ENDED
                                                                       JUNE 30, 1997
                                                                      ---------------
                                                                        (UNAUDITED)
Rental Revenues.....................................................     $   3,435       $   6,933      $   5,680
Certain Expenses:
  Real Estate Taxes.................................................           367             791            590
  Property Operating and Maintenance................................           258             493            345
                                                                            ------          ------         ------
                                                                               625           1,284            935
                                                                            ------          ------         ------
Rental Revenues in Excess of Certain Expenses.......................     $   2,810       $   5,649      $   4,745
                                                                            ------          ------         ------
                                                                            ------          ------         ------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP B PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
               AND FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of 12 properties (collectively the "Group B Properties") which will be acquired by Meridian Industrial Trust, Inc. (the "Company") from The Ameritech Pension Trust ("Ameritech"). These financial statements reflect the combined operations of the Group B Properties for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995. Historical information relating to the Group B properties prior to 1995 was not available to the Company or Ameritech. The Company and Ameritech entered into a purchase and sale agreement on May 29, 1997 that provides for an estimated closing date of August 1997.

                                          DATE ACQUIRED     SQUARE
PROPERTY NAME            LOCATION          BY AMERITECH     FOOTAGE                    LEASE DESCRIPTION
----------------  ----------------------  --------------  -----------  -------------------------------------------------
Abitibi Price     Arlington, TX           October 1994       227,120   The Abitibi Price property comprises one building
                                                                       currently leased to one tenant under a triple net
                                                                       lease. The lease commenced in 1975 and expires in
                                                                       2000. Based upon the current lease terms, annual
                                                                       base rent on the lease amounts to approximately
                                                                       $343.

Phantom Drive     St. Louis, MO           January 1996       126,642   The Phantom Drive property comprises one building
                                                                       currently leased to one tenant under a modified
                                                                       gross lease. The lease commenced in 1994 and
                                                                       expires in 2000. Based upon the current lease
                                                                       terms, annual base rent on the lease amounts to
                                                                       approximately $500.

Fisher Price      Ontario, CA             December 1994      275,169   The Fisher Price property comprises one building
                                                                       currently leased to one tenant under a triple net
                                                                       lease. The lease commenced in 1994 and expires in
                                                                       1999. Based upon the current lease terms, annual
                                                                       base rent on the lease amounts to approximately
                                                                       $925.

Burnham Services  Rancho Cucamonga, CA    December 1994      177,744   The Burnham Services property comprises one
                                                                       building currently leased to one tenant under a
                                                                       triple net lease. The lease commenced in 1993 and
                                                                       expires in 1998. Based upon the current lease
                                                                       terms, annual base rent on the lease amounts to
                                                                       approximately $530.

Airborne          Plano, TX               January 1995       144,000   The Airborne property comprises one building
                                                                       currently leased to four tenants under four
                                                                       triple net leases. The leases have various
                                                                       commencement dates. The leases expire on various
                                                                       dates from 1999 to 2001. Based upon the current
                                                                       lease terms, annual base rent on the leases
                                                                       amounts to approximately $459.

Prime Paper       Rancho Cucamonga, CA    January 1995       125,952   The Prime Paper property comprises one building
                                                                       currently leased to one tenant under a triple net
                                                                       lease. The lease commenced in 1993 and expires in
                                                                       2016. Based upon the current lease terms, annual
                                                                       base rent on the lease amounts to approximately
                                                                       $302.

Skyway Freight    Carrollton, TX          January 1995       155,496   The Skyway Freight property comprises one
                                                                       building currently leased to one tenant under a
                                                                       triple net lease. The lease commenced in 1995 and
                                                                       expires in 2000. Based upon the current lease
                                                                       terms, annual base rent on the lease amounts to
                                                                       approximately $466.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP B PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
               AND FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                       (DOLLARS IN THOUSANDS) (CONTINUED)

1. PROPERTIES ACQUIRED. (CONTINUED)

                                          DATE ACQUIRED     SQUARE
PROPERTY NAME            LOCATION          BY AMERITECH     FOOTAGE                    LEASE DESCRIPTION
----------------  ----------------------  --------------  -----------  -------------------------------------------------
Sports Supply     Farmers Branch, TX      March 1995         180,841   The Sports Supply property comprises one building
                                                                       currently leased to one tenant under a triple net
                                                                       lease. The lease commenced in 1995 and expires in
                                                                       2005. Based upon the current lease terms, annual
                                                                       base rent on the lease amounts to approximately
                                                                       $547.

Southwire         Dallas, TX              March 1995         159,600   The Southwire property comprises one building
                                                                       currently leased to three tenants under three
                                                                       triple net leases. The leases have various
                                                                       commencement dates. The leases expire on various
                                                                       dates from 1998 to 2001. Based upon the current
                                                                       lease terms, annual base rent on the leases
                                                                       amounts to approximately $454.

Northern Auto     Phoenix, AZ             June 1995          273,520   The Northern Auto property comprises one building
                                                                       currently leased to one tenant under a triple net
                                                                       lease. The lease commenced in 1995 and expires in
                                                                       2010. Based upon the current lease terms, annual
                                                                       base rent on the lease amounts to approximately
                                                                       $755.

Climatic          Carrollton, TX          September 1995      83,200   The Climatic property comprises one building
                                                                       currently leased to two tenants under two triple
                                                                       net leases. The leases have various commencement
                                                                       dates. The leases expire on various dates from
                                                                       2000 to 2005. Based upon the current lease terms,
                                                                       annual base rent on the leases amounts to
                                                                       approximately $295.

General Motors    Brea, CA                December 1994      132,000   The General Motors property comprises one
                                                                       building currently leased to one tenant under a
                                                                       gross lease. The lease commenced in 1994 and
                                                                       expires in 1997. Based upon the current lease
                                                                       terms, annual base rent on the lease amounts to
                                                                       approximately $497.

2. BASIS OF PRESENTATION.

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Group B Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operations of the Group B Properties; however, the Company is not aware of any material factors relating to these Group B Properties that would cause the reported financial information not to be indicative of future operating results. Expenses included in property operating expenses include utilities, insurance, landscaping and maintenance and repairs. Excluded expenses consist primarily of interest expense, depreciation and amortization and other costs not directly related to the future operations of the Group B Properties.

    The statements of revenues and certain expenses reflect the operations of such properties for periods after their acquisition by Ameritech. For build-to-suits, the accompanying combined statements of revenues and certain expenses reflect the activity from date of operations through the year end. During 1995, seven of the Group B build-to-suit properties commenced operations.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP B PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
               AND FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                       (DOLLARS IN THOUSANDS) (CONTINUED)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) REVENUE RECOGNITION. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases. No individual leases represent greater than 10% of revenue.

    (b) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. LEASING ACTIVITY.

    The minimum future rental revenue from leases in effect at June 30, 1997 is as follows:

YEAR                                                                                  AMOUNT
-----------------------------------------------------------------------------------  ---------

1997 (six months)..................................................................  $   4,052

1998...............................................................................      5,147

1999...............................................................................      4,204

2000...............................................................................      2,457

2001...............................................................................      1,599

Thereafter.........................................................................     10,183

    In addition to minimum rental payments, certain tenants pay reimbursements for their pro rata share of specified operating expense, which amounted to $419 for the six months ended June 30, 1997 (unaudited), and $765 and $513 for the years ended December 31, 1996 and 1995, respectively.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statement of revenues and certain expenses for the Ameritech Transaction-Group C Properties as defined in Note 1, for the year ended December 31, 1996. This statement is the responsibility of the management of Meridian Industrial Trust, Inc. ("the Company"). Our responsibility is to express an opinion on this combined statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, and is not intended to be a complete presentation of the revenues and expenses of the Ameritech Transaction-Group C Properties.

    In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Ameritech Transaction-Group C Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP C PROPERTIES

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                                  SIX MONTHS
                                                                                     ENDED          YEAR ENDED
                                                                                 JUNE 30, 1997   DECEMBER 31, 1996
                                                                                ---------------  -----------------
Rental Expenses...............................................................     $   2,675         $   3,771
Certain Expenses:
  Real Estate Taxes...........................................................           379               489
  Property Operating and Maintenance..........................................           288               246
                                                                                      ------            ------
                                                                                         667               735
                                                                                      ------            ------
Rental Revenues in Excess of Certain Expenses.................................     $   2,008         $   3,036
                                                                                      ------            ------
                                                                                      ------            ------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP C PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of nine properties (collectively the "Group C Properties") which will be acquired by Meridian Industrial Trust, Inc. (the "Company") from The Ameritech Pension Trust ("Ameritech"). These financial statements reflect the combined operations of the Group C Properties for the six months ended June 30, 1997 and for the year ended December 31, 1996. Historical information relating to the Group C Properties prior to 1996 was not available to the Company or Ameritech. The Company and Ameritech entered into a purchase and sale agreement on May 29, 1997 that provides for an estimated closing date of August 1997.

                                             DATE
                                           ACQUIRED
    PROPERTY                                  BY          SQUARE
      NAME              LOCATION          AMERITECH       FOOTAGE                     LEASE DESCRIPTION
----------------  --------------------  --------------  -----------  ----------------------------------------------------

Vans              City of Industry, CA  February 1996      126,720   The Vans Distribution property comprises one
Distribution                                                         building currently leased to one tenant under a
                                                                     triple net lease. The lease commenced in 1995 and
                                                                     expires in 2000. Based upon the current lease terms,
                                                                     annual base rent on the lease amounts to
                                                                     approximately $380.

Tech Plastics     Tempe, AZ             May 1996            60,633   The Tech Plastics property comprises one building
                                                                     currently leased to a tenant under one triple net
                                                                     lease. The lease commenced in 1996 and expires in
                                                                     2001. Based upon the current lease terms, annual
                                                                     base rent on the lease amounts to approximately
                                                                     $218.

RK Distribution   Ontario, CA           April 1996         133,775   The RK Distribution property comprises one building
                                                                     currently leased to one tenant under a gross lease.
                                                                     The lease commenced in 1994 and expires in 2005.
                                                                     Based upon the current lease terms, annual base rent
                                                                     on the lease amounts to approximately $482.

Dircks Building   Phoenix, AZ           December 1995      157,626   The Dircks Building property comprises one building
                                                                     currently leased to two tenants under two triple net
                                                                     leases. The leases have various commencement dates.
                                                                     The leases expire on various dates from 2005 to
                                                                     2006. Based upon the current lease terms, annual
                                                                     base rent on the leases amounts to approximately
                                                                     $628.

IDI Building      Glendale Heights, IL  December 1995      135,526   The IDI Building property comprises one building
                                                                     currently leased to two tenants under two triple net
                                                                     leases. The leases have various commencement dates.
                                                                     The leases expire in 1999. Based on the current
                                                                     lease terms, annual base rent on the leases amounts
                                                                     to approximately $574.

Timber Court      Bolingbrook, IL       December 1995      320,722   The Timber Court property comprises one building
                                                                     currently leased to four tenants under four triple
                                                                     net leases. The leases have various commencement
                                                                     dates. The leases expire on various dates from 1999
                                                                     to 2004. Based upon the current lease terms, annual
                                                                     base rent on the leases amounts to approximately
                                                                     $1,120.

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP C PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                       (DOLLARS IN THOUSANDS) (CONTINUED)

    In addition, the accompanying combined statement of revenue and certain expenses for the year ended December 31, 1996 excludes three properties to be acquired as a part of the Ameritech Transaction-Group C Properties for which such information was not available to the Company or Ameritech. Refer to the property and leasing descriptions of the First Street, Tab/Brockway and TYC Industries properties as follows:

                                      DATE
                                    ACQUIRED
   PROPERTY                            BY          SQUARE
     NAME          LOCATION        AMERITECH       FOOTAGE                         LEASE DESCRIPTION
--------------  ---------------  --------------  -----------  -----------------------------------------------------------

First Street    San Jose, CA     December 1996       74,621   The First Street property comprises one building currently leased to three tenants under three triple net leases. The leases have various commencement dates. The leases expire
                                                              on various dates from 1999 to 2005. Based upon the current lease terms, annual base rent on the leases amounts to
                                                              approximately $587.

Tab/Brockway    Fontana, CA      March 1997         136,260   The Tab/Brockway property comprises one building currently leased to two tenants under one triple net lease and one
                                                              gross lease. The leases have various commencement dates.
                                                              The leases expire in 2005. Based on the current lease
                                                              terms, annual base rent on the leases amounts to
                                                              approximately $546.

TYC Industries  La Mirada, CA    February 1997       70,756   The TYC Industries property comprises one building
                                                              currently leased to one tenant under a triple net lease.
                                                              The lease commenced in 1994 and expires in 1999. Based upon the current lease terms, annual base rent on the lease
                                                              amounts to approximately $297.

2. BASIS OF PRESENTATION.

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Group C Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operations of the Group C Properties; however, the Company is not aware of any material factors relating to these Group C Properties that would cause the reported financial information not to be indicative of future operating results. Expenses included in property operating expenses include utilities, insurance, landscaping and maintenance and repairs. Excluded expenses consist primarily of interest expense, depreciation and amortization and other costs not directly related to the future operations of the Group C Properties.

    Ameritech acquired four of the Group C Properties during 1996 and two of the Group C Properties during 1997. The statements of revenues and certain expenses reflect the operations of such properties for periods after their acquisition by Ameritech.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) REVENUE RECOGNITION. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases. No individual leases represent greater than 10% of revenue.

    (b) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

                        MERIDIAN INDUSTRIAL TRUST, INC.

       NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE AMERITECH TRANSACTION-GROUP C PROPERTIES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                       (DOLLARS IN THOUSANDS) (CONTINUED)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (CONTINUED) amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. LEASING ACTIVITY.

    The minimum future rental revenue from leases in effect at June 30, 1997 is as follows:

YEAR                                                                          AMOUNT
---------------------------------------------------------------------------  ---------
1997 (six months)..........................................................  $   2,285
1998.......................................................................      3,474
1999.......................................................................      2,952
2000.......................................................................      1,892
2001.......................................................................      1,628
Thereafter.................................................................      5,101

    In addition to minimum rental payments, certain tenants pay reimbursements for their pro rata share of specified operating expense, which amounted to $446 for the six months ended June 30, 1997 (unaudited), and $1,364 for the year ended December 31, 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statement of revenues and certain expenses of the Acquired Properties, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Meridian Industrial Trust, Inc. (the "Company"). Our responsibility is to express an opinion on this combined statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations and is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.

    In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                          FOR THE ACQUIRED PROPERTIES

  FROM JANUARY 1, 1997 TO THE EARLIER OF DATE OF ACQUISITION OR THE SIX MONTHS
                        ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                               EARLIER OF DATE
                                                                                     OF
                                                                               ACQUISITION OR
                                                                                     THE
                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                JUNE 30, 1997    DECEMBER 31, 1996
                                                                              -----------------  -----------------
                                                                                 (UNAUDITED)
Rental Revenues.............................................................      $   1,470          $   2,877
Certain Expenses:
  Real Estate Taxes.........................................................            139                371
  Property Operating and Maintenance........................................             57                175
                                                                                     ------             ------
                                                                                        196                546
                                                                                     ------             ------
Rental Revenues in Excess of Certain Expenses...............................      $   1,274          $   2,331
                                                                                     ------             ------
                                                                                     ------             ------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS

                        OF REVENUES AND CERTAIN EXPENSES

                          FOR THE ACQUIRED PROPERTIES

  FROM JANUARY 1, 1997 TO THE EARLIER OF DATE OF ACQUISITION OR THE SIX MONTHS
                        ENDED JUNE 30, 1997 (UNAUDITED)

                    AND FOR THE YEAR ENDED DECEMBER 31, 1996

                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of four operating properties (the "Acquired Properties") acquired by Meridian Industrial Trust, Inc. (the "Company") during the period from April 29, 1997 to May 13, 1997.

                                                                   RENTABLE
                                                   ACQUISITION      SQUARE        NUMBER OF
PROPERTY NAME                     LOCATION             DATE          FEET          TENANTS           BUILDING TYPE
--------------------------  --------------------  --------------  -----------  ---------------  ------------------------
Meyer Circle Facility       Corona, CA            April 29, 1997     201,380          1           Warehouse/Distribution
80th Avenue Facility        Pleasant Prairie, WI  April 30, 1997     302,500          1           Warehouse/Distribution
Yates Avenue Facility       Montebello, CA        May 13, 1997       374,370          2           Warehouse/Distribution
South Arlington Facility    Indianapolis, IN      April 28, 1997     219,104          1           Warehouse/Distribution

    The 80th Avenue Facility is a build-to-suit property. The current tenant took occupancy of the property at the time of its completion on July 15, 1996.

2. BASIS OF PRESENTATION.

    The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Acquired Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operations of the Acquired Properties; however, the Company is not aware of any material factors relating to the Acquired Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of interest, depreciation and amortization and other costs not directly related to the future operations of the Acquired Properties.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) Revenue Recognition. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

    (b) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS

                        OF REVENUES AND CERTAIN EXPENSES

                          FOR THE ACQUIRED PROPERTIES

  FROM JANUARY 1, 1997 TO THE EARLIER OF DATE OF ACQUISITION OR THE SIX MONTHS
                        ENDED JUNE 30, 1997 (UNAUDITED)

                    AND FOR THE YEAR ENDED DECEMBER 31, 1996

                       (DOLLARS IN THOUSANDS) (CONTINUED)

4. LEASING ACTIVITY.

    The minimum future rental revenues due under non-cancelable operating leases in effect as of June 30, 1997, for the remainder of 1997 and annually thereafter are as follows:

YEAR                                                                        AMOUNT
-------------------------------------------------------------------------  ---------
1997 (six months)........................................................  $   2,113
1998.....................................................................      4,253
1999.....................................................................      4,262
2000.....................................................................      4,316
2001.....................................................................      4,209
Thereafter...............................................................     16,011

    In addition to minimum rental payments, tenants pay their share of specified operating expenses, which amounted to $90 for the six months ended June 30, 1997 (unaudited), and $284 for the year ended December 31, 1996. Certain leases contain options to renew.

5. MORTGAGE NOTES PAYABLE.

    The following table presents unaudited information regarding the mortgage notes payable that were assumed by the Company in connection with the acquisition of the respective properties as of the acquisition date. All such instruments are first lien notes secured by the applicable Acquired Property.

                                                                        STATED
                                                                       INTEREST     ANNUAL     MATURITY
NAME AND LOCATION OF PROPERTY                                            RATE      PAYMENTS      DATES     BALANCE
---------------------------------------------------------------------  ---------  -----------  ---------  ---------
Meyer Circle, Corona, CA.............................................      10.00%  $     656     2/01/98  $   5,724
Yates Avenue, Montebello, CA.........................................       9.89%      1,148     7/15/98     10,429
                                                                                                          ---------
Total................................................................                                     $  16,153
                                                                                                          ---------
                                                                                                          ---------

    Principal payments are due as follows:

1997.......................................  $     145
1998.......................................     16,008
                                             ---------
TOTAL......................................  $  16,153
                                             ---------
                                             ---------

    The Company intends to pay off the mortgage notes payable from advances on its unsecured credit facility.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying combined statement of revenues and certain expenses for the Portfolio Acquisitions as defined in Note 1, for the year ended December 31, 1996. This statement is the responsibility of the management of Meridian Industrial Trust, Inc. ("the Company"). Our responsibility is to express an opinion on this combined statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, and is not intended to be a complete presentation of the revenues and expenses of the Portfolio Acquisitions.

    In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Portfolio Acquisitions for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

San Francisco, California
July 16, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE PORTFOLIO ACQUISITIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                                       SIX MONTHS     YEAR ENDED
                                                                                       ENDED JUNE    DECEMBER 31,
                                                                                        30, 1997         1996
                                                                                      -------------  -------------
                                                                                       (UNAUDITED)
Rental Revenues.....................................................................    $   3,795      $   7,464
Certain Expenses:
  Real Estate Taxes.................................................................          352            699
  Property Operating and Maintenance................................................          268            563
                                                                                           ------         ------
                                                                                              620          1,262
                                                                                           ------         ------
Rental Revenues in Excess of Certain Expenses.......................................    $   3,175      $   6,202
                                                                                           ------         ------
                                                                                           ------         ------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS
                        OF REVENUES AND CERTAIN EXPENSES
                         FOR THE PORTFOLIO ACQUISITIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

1. PROPERTIES ACQUIRED.

    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of 12 warehouse/industrial buildings (collectively the "Portfolio Acquisitions") which will be acquired by Meridian Industrial Trust, Inc. (the "Company") from two separate institutional accounts (the "Separate Accounts") managed by Prudential Real Estate Investors ("PREI"). The Company and PREI, on behalf of the Separate Accounts, entered into two letters of intent in June 1997, that provide for an estimated closing date in August, 1997.

2. BASIS OF PRESENTATION.

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Portfolio Acquisitions for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed operation of the Portfolio Acquisitions; however, the Company is not aware of any material factors relating to the Portfolio Acquisitions that would cause the reported financial information not to be indicative of future operating results. Expenses reflected in property operating and maintenance expenses include utilities, insurance, landscaping and maintenance and repairs. Excluded expenses consist primarily of interest expense, depreciation and amortization and other costs not directly related to the future operations of the Portfolio Acquisitions.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (a) REVENUE RECOGNITION. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

    (b) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. LEASING ACTIVITY.

    The minimum future rental revenues due under non-cancelable operating leases in effect as of June 30, 1997, for the remainder of 1997 and annually thereafter are as follows:

YEAR                                                                          AMOUNT
---------------------------------------------------------------------------  ---------
1997 (six months)..........................................................  $   4,049
1998.......................................................................      5,823
1999.......................................................................      4,033
2000.......................................................................      3,002
2001.......................................................................      2,451
Thereafter.................................................................      2,141

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        NOTES TO THE COMBINED STATEMENTS
                        OF REVENUES AND CERTAIN EXPENSES
                   FOR THE PORTFOLIO ACQUISITIONS (CONTINUED)

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

4. LEASING ACTIVITY. (CONTINUED)
    In addition to minimum rental payments, certain tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $556 for the six months ended June 30, 1997 (unaudited), and $899 for the year ended December 31, 1996. Certain leases contain options to renew.

5. SIGNIFICANT TENANT.

    One tenant occupies approximately 254,577 square feet, or 14%, of the total leaseable square footage. The lease expires in October, 2001. No other individual lease represents greater than 10% of revenues.

                        MERIDIAN INDUSTRIAL TRUST, INC.
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  AS OF AND FOR THE PERIOD ENDED JUNE 30, 1997

    The accompanying unaudited condensed consolidated financial statements as of and for the period ended June 30, 1997 should be read in conjunction with the 1996 Form 10-K and the quarterly report on Form 10-Q for the six months ended June 30, 1997 of the Company. These condensed consolidated statements have been prepared in accordance with the instructions of the Securities and Exchange Commission to Form 10-Q and do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

    In the opinion of the Company's management, all adjustments (consisting only of a normal, recurring nature) considered necessary for a fair presentation of results of operations for the interim period have been included. The results of consolidated operations for the three and six month periods ended June 30, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                   AS OF JUNE 30, 1997 AND DECEMBER 31, 1996
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                               1997        1996
                                                                                            ----------  ----------
                                                      ASSETS

INVESTMENT IN REAL ESTATE:
Rental Properties Held for Investment.....................................................  $  390,200  $  318,671
Less: Accumulated Depreciation............................................................      (8,030)     (4,217)
                                                                                            ----------  ----------
                                                                                               382,170     314,454
Rental Properties Held for Sale, Net of Accumulated Depreciation of $148 at December 31,
  1996....................................................................................      --           7,530
                                                                                            ----------  ----------
Total Investment in Real Estate...........................................................     382,170     321,984
OTHER ASSETS:
Cash and Cash Equivalents.................................................................       2,095       2,942
Restricted Cash and Cash Held In Escrow...................................................       1,998       2,314
Accounts Receivable, Net of Reserves of $420 and $571 at June 30, 1997 and December 31,
  1996, respectively......................................................................         830       1,659
Capitalized Loan Fees, Lease Commissions and Other Assets, Net............................      11,943       4,164
                                                                                            ----------  ----------
TOTAL ASSETS..............................................................................  $  399,036  $  333,063
                                                                                            ----------  ----------
                                                                                            ----------  ----------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Mortgage Loan.............................................................................  $   66,094  $   66,094
Unsecured Credit Facility.................................................................      60,500      11,500
Mortgage Notes Payable, Net...............................................................      16,414      --
Accrued Dividends Payable.................................................................       4,650       4,648
Accounts Payable, Prepaid Rent and Other Liabilities......................................       8,269       7,308
                                                                                            ----------  ----------
TOTAL LIABILITIES.........................................................................     155,927      89,550
                                                                                            ----------  ----------
Minority Interest in Consolidated Limited Partnerships....................................       1,130      --
                                                                                            ----------  ----------
STOCKHOLDERS' EQUITY:
Authorized Shares--175,000,000 shares of Common Stock and 25,000,000 shares of Preferred
  Stock authorized, each with par value of $0.001; 13,603,676 and 13,595,563 shares of
  Common Stock issued and outstanding at June 30, 1997 and December 31, 1996, respectively; and 2,272,727 shares of Series B Preferred Stock with a liquidation
  preference of $35,000 issued and outstanding at June 30, 1997 and December 31, 1996.....          16          16
Paid-in Capital...........................................................................     243,770     243,683
Distributions in Excess of Income.........................................................      (1,807)       (186)
                                                                                            ----------  ----------
TOTAL STOCKHOLDERS' EQUITY................................................................     241,979     243,513
                                                                                            ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY................................................  $  399,036  $  333,063
                                                                                            ----------  ----------
                                                                                            ----------  ----------

        The accompanying notes are an integral part of these statements

                        MERIDIAN INDUSTRIAL TRUST, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                                         THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                              JUNE 30,              JUNE 30,
                                                                        --------------------  --------------------
                                                                          1997       1996       1997       1996
                                                                        ---------  ---------  ---------  ---------
REVENUES:
Rentals from Real Estate Investments..................................  $  12,870  $   9,904  $  24,564  $  13,372
Interest and Other Income.............................................        147        228        304        384
                                                                        ---------  ---------  ---------  ---------
TOTAL REVENUES........................................................     13,017     10,132     24,868     13,756
                                                                        ---------  ---------  ---------  ---------
EXPENSES:
Interest Expense......................................................      2,160      1,679      3,784      2,537
Property Taxes........................................................      1,764      1,347      3,393      1,896
Property Operating Costs..............................................        956      1,144      2,042      1,314
General and Administrative............................................      1,350      1,183      2,501      1,788
Depreciation and Amortization.........................................      2,211      1,337      4,216      1,843
                                                                        ---------  ---------  ---------  ---------
TOTAL EXPENSES........................................................      8,441      6,690     15,936      9,378
                                                                        ---------  ---------  ---------  ---------
Income Before Gain (Loss) on Sale of Properties and Extraordinary
  Item................................................................      4,576      3,442      8,932      4,378
Gain (Loss) on Sale of Properties, Net................................       (877)         7       (448)         7
                                                                        ---------  ---------  ---------  ---------
Income Before Extraordinary Item......................................      3,699      3,449      8,484      4,385
Extraordinary Item--Expenses Incurred in Connection with Debt
  Restructuring and Retirements.......................................       (808)       (36)      (808)      (411)
                                                                        ---------  ---------  ---------  ---------
NET INCOME............................................................  $   2,891  $   3,413  $   7,676  $   3,974
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------
Net Income............................................................  $   2,891  $   3,413  $   7,676  $   3,974
Less: Preferred Dividends Declared....................................       (705)      (705)    (1,409)    (1,000)
                                                                        ---------  ---------  ---------  ---------
NET INCOME ALLOCABLE TO COMMON SHARES.................................  $   2,186  $   2,708  $   6,267  $   2,974
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------
NET INCOME ALLOCABLE TO COMMON PER WEIGHTED AVERAGE COMMON SHARE
  OUTSTANDING.........................................................  $    0.16  $    0.28  $    0.44  $    0.44
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------

         The accompanying notes are an integral part of these statement

                        MERIDIAN INDUSTRIAL TRUST, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996

                           (UNAUDITED, IN THOUSANDS)

                                                                                                1997       1996
                                                                                              ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income..................................................................................  $   7,676  $   3,974
  Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
    Depreciation and Amortization...........................................................      4,216      1,817
    Amortization of Debt Premium............................................................        (22)    --
    Amortization of Financing Costs.........................................................        176        212
    Straight Line Rent......................................................................       (851)      (530)
    Loss (Gain) on Sale of Properties, Net..................................................        448         (7)
    Extraordinary Item--Expenses Incurred in Connection with Debt Restructuring and Debt
     Retirements............................................................................        808        411
    (Increase) Decrease in Accounts Receivable and Other Assets.............................     (6,004)       888
    Net Decrease in Accounts Payable, Due to Affiliates, Prepaid Rent, and Other
     Liabilities............................................................................        (75)    (1,952)
                                                                                              ---------  ---------
Net Cash Provided by Operating Activities...................................................      6,372      4,813
                                                                                              ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Cash Contributed by Merged Trusts.........................................................     --         11,892
  Net Proceeds from Property Sales..........................................................     11,195      3,889
  Decrease (Increase) in Restricted Cash/Cash Held In Escrow................................        317        (29)
  Net Cash Paid in Connection with Asset Purchase...........................................     --         (3,257)
  Redemption of Series A Preferred Stock and Accrued Dividends Payable......................     --            (83)
  Investment In Real Estate.................................................................    (57,148)   (22,171)
  Recurring Building Improvements...........................................................       (228)      (204)
  Recurring Tenant Improvements.............................................................       (637)      (294)
  Recurring Leasing Commissions.............................................................       (735)      (477)
  Maturity of Marketable Security...........................................................         --      2,607
  Receipt of Note Receivable................................................................        503         --
  Purchase of Other Assets..................................................................        (94)      (203)
                                                                                              ---------  ---------
Net Cash Used in Investing Activities.......................................................    (46,827)    (8,330)
                                                                                              ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of Capitalized Loan Fees.........................................................       (121)      (455)
  Principal Payment on Mortgage Notes.......................................................        (24)    --
  Retirement of Debt and Advances from Affiliates...........................................     --        (60,158)
  Payoff of Short-Term Loan Payable.........................................................     --         (2,351)
  Borrowings on Unsecured Credit Facility...................................................     53,500     40,900
  Repayment of Borrowings on Unsecured Credit Facility......................................     (4,500)   (29,000)
  Distributions Paid to Stockholders........................................................     (9,295)    (1,278)
  Net Proceeds from issuance of Common and Preferred Stock, Warrant Conversion and Stock
    Options.................................................................................         48     58,022
                                                                                              ---------  ---------
  Net Cash Provided by Financing Activities.................................................     39,608      5,680
                                                                                              ---------  ---------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS........................................       (847)     2,163
Cash and Cash Equivalents--Beginning of Period..............................................      2,942        475
                                                                                              ---------  ---------
CASH AND CASH EQUIVALENTS--END OF PERIOD....................................................  $   2,095  $   2,638
                                                                                              ---------  ---------
                                                                                              ---------  ---------

        The accompanying notes are an integral part of these statements

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
       (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA)

1.  ORGANIZATION.

    Meridian Industrial Trust, Inc. (the "Company") was incorporated in the state of Maryland on May 18, 1995. The Company is a self-administered and self-managed real estate investment trust ("REIT") engaged primarily in the business of owning, acquiring, developing, managing and leasing income-producing warehouse/distribution and light industrial properties. At June 30, 1997, the Company's principal asset was its portfolio of sixty four warehouse/distribution properties, eighteen light industrial properties and two retail properties. In addition, at June 30, 1997, the Company had seven build-to-suit properties under construction.

    On February 23, 1996, the Company merged with Meridian Point Realty Trust IV Co., Meridian Point Realty Trust VI Co. and Meridian Point Realty Trust VII Co. ("Trust IV," "Trust VI" and "Trust VII," respectively, and collectively referred to as the "Merged Trusts"), with the Company as the surviving entity (that transaction is referred to below as the "Merger"). In addition, concurrent with the Merger, the Company acquired certain properties that were subject to certain mortgage notes and other liabilities, from Meridian Point Realty Trust '83 ("Trust 83") (that transaction is referred to below as the "Asset Purchase").

    Prior to February 23, 1996, the Company had no operations other than receiving interest on its investments and paying general and administrative expenses.

    The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company's 1996 Form 10-K and quarterly report on Form 10-Q for the three months ended March 31, 1997.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (A) BASIS OF PRESENTATION. The accompanying condensed consolidated financial statements include the results of the Company, its wholly-owned subsidiaries and its majority-owned and controlled partnerships. All intercompany transactions have been eliminated. In accordance with generally accepted accounting principles, the Company's investments in real estate through partnerships are consolidated as the Company exercises control over such investments.

    (B) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (C) CASH AND CASH EQUIVALENTS. The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

    (D) NET INCOME PER SHARE. Net income per share is calculated by dividing net income, after deduction of preferred stock dividends declared, by the weighted average number of shares of the Company's common stock ("Common Stock") outstanding during the period. The weighted average number of shares Common Stock outstanding was 14,099,794 and 14,098,608 for the three and six months ended June 30, 1997, respectively. The weighted average number of shares Common Stock outstanding was 9,830,547 and 6,712,366 for the three and six months ended June 30, 1996, respectively.

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA) (CONTINUED)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (CONTINUED)
    The weighted average number of shares takes into account the dilutive effects of stock options granted by the Company to its directors, officers and employees pursuant to its stock plan, warrants issued in connection with the Merger and shares to be issued pursuant to a stock option agreement with one of its stockholders, aggregating to 501,039 additional shares of Common Stock for the three and six months ended June 30, 1997. For the three and six months ended June 30, 1996, the dilutive effect of the stock options granted aggregated to 174,057 additional shares of Common Stock.

    During the first quarter of 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 128, "Earnings Per Share". SFAS 128 requires the disclosure of basic earnings per share and modifies existing guidance for computing diluted earnings per share. Under the new standard, basic earnings per share are computed as earnings divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities. The effective date of SFAS No. 128 is December 15, 1997 and early adoption is not permitted. The Company intends to adopt SFAS No. 128 during the quarter and year ended December 31, 1997. Had the provisions of SFAS No. 128 been applied to the Company's results of operations for the three months ended June 30, 1997 and 1996, the Company's basic earnings per share would have been $0.16 and $0.28 per share, respectively, and $0.46 and $0.45 per share for the six months ended June 30, 1997 and 1996, respectively. The Company's diluted earnings per share would have been $0.16 and $0.28 per share for the three months ended June 30, 1997 and 1996, respectively, and $0.44 and $0.44 for the six months ended June 30, 1997 and 1996, respectively.

    May 23, 1997, was the first day of the exercise period for the approximately 553,000 warrants ("Warrants") issued to former holders of Trust VI and Trust VII common stock in connection with the merger of those entities with the Company. Each Warrant entitles the holder to purchase one share of the Company's Common Stock at the exercise price of $16.23. The exercise period ends February 23, 1999. As of June 30, 1997 the Company has issued 1,562 shares pursuant to exercises of the Warrants.

    (E) CONSTRUCTION IN PROGRESS. Costs clearly associated with the development and construction of a real estate project are capitalized as construction in progress. In addition, interest, real estate taxes, insurance and other holding costs are capitalized until the property is placed in service. During the three and six months ended June 30, 1997, interest expenses totaling $473 and $684, respectively, were capitalized for properties under construction. For the three and six months ended June 30, 1996, interest expense totaling $46 was capitalized for properties under construction.

    (F) INVESTMENT IN REAL ESTATE. Investments in Real Estate are depreciated over 35 years using the straight-line method. Expenditures for maintenance, repairs and improvements which do not materially prolong the normal useful life of an asset are charged to operations as incurred. Tenant improvements are capitalized and amortized under the straight-line method over the term of the related lease.

3.  MORTGAGE NOTES PAYABLE.

    The Company assumed a mortgage note with a principal balance of $5,724 in connection with the acquisition of a property located in Corona, California on April 29, 1997. The new loan has a maturity date of February 1, 1998 and calls for monthly principal and interest payments of $55 based on an interest rate of 10% per annum and a ten-year amortization schedule. As of June 30, 1997 this mortgage note had an outstanding balance of $5,702. Subsequent to June 30, 1997, the Company paid off the balance on this mortgage note.

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA) (CONTINUED)

3.  MORTGAGE NOTES PAYABLE. (CONTINUED)
    On May 13, 1997, the Company purchased a property located in Montebello, California, subject to a mortgage note bearing an interest rate different from the prevailing market rate at the date of acquisition. This interest rate differential was recorded as a premium. The new loan amounting to $10,429 has a maturity date of July 15, 1998 and provides for monthly principal and interest payments of $96 based on an interest rate of 9.89% per annum and a 30-year amortization schedule. The premium totaling $324 is amortized over the term of the note using the effective interest method. As of June 30, 1997, this mortgage note and debt premium had outstanding balances of $10,410 and $302, respectively.

4.  DEBT FACILITIES.

    The Company acquired a fixed rate facility (the "Mortgage Loan") in connection with the Merger. The Mortgage Loan has a principal balance of $66,094, bears interest at the annual rate of 8.63%, requires interest only payments until its maturity in 2005 and is secured by a pool of the Company's properties having a net book value of $122,252 as of June 30, 1997.

    Concurrent with the Merger, the Company entered into an unsecured credit facility (the "Unsecured Credit Facility"). The Unsecured Credit Facility bore interest at LIBOR plus 1.7%, was scheduled to mature in February 1998, and provided for a maximum borrowing amount of $75,000. On April 22, 1997, the Unsecured Credit Facility was amended and restated. The amended and restated Unsecured Credit Facility provides for: (i) an increase of the borrowing limit from $75,000 to $150,000, (ii) a decrease in the interest rate spread over LIBOR from 1.7% to 1.4% and (iii) an extension of the maturity date to April 3, 2000, from February 26, 1998. In addition, the agreement provides that the interest rate spread will be lowered to 1.2% over LIBOR upon the Company obtaining an investment-grade credit rating. The Company wrote off $808 in loan costs in connection with this restructuring.

5.  PROPERTY ACQUISITIONS AND DEVELOPMENTS.

    During the six months ended June 30, 1997, the Company purchased land in California for the development of two facilities that are expected to have an aggregate square footage of 771,753. The facilities have target completion dates of December 1997 and March 1998. The aggregate cost for the design and construction of the two facilities is estimated to be approximately $28,576. As of June 30, 1997, the Company had incurred total project costs of $11,002 relating to these two projects. The Company funded a portion of these costs with cash on-hand and anticipates funding a majority of the remaining costs with borrowings under its Unsecured Credit Facility

    During the six months ended June 30, 1997, the Company purchased six properties located in California, Texas and Wisconsin, with an aggregate square footage of 1,384,098. The total purchase price totaled $49,129. The Company funded a portion of these costs with cash on-hand and funded a majority of the remaining costs with borrowings under its Unsecured Credit Facility. In addition, the Company assumed mortgage notes totaling $16,153 and a corresponding premium totaling $324 on two properties located in California (see
Note 3).

    On February 11, 1997, the Company, through limited partnerships in which it has a 50% interest, entered into agreements to develop two warehouse/distribution facilities containing 129,600 and 117,600 square feet, respectively. Both properties are located in Allen, Texas and have a target completion date of August 1997. The development and lease-up costs for these two facilities are estimated to total $7,800. The Company has contributed $1,130 to the partnerships; these contributions were used to fund the initial

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA) (CONTINUED)

5. PROPERTY ACQUISITIONS AND DEVELOPMENTS. (CONTINUED) development costs. The other limited partners initially contributed the land to the partnerships valued at $1,130. As of June 30, 1997, the Company had incurred total project costs of $3,398 relating to these two projects. The Company funded a portion of these costs with cash on-hand and anticipates funding a majority of the remaining costs with borrowings under its Unsecured Credit Facility.

    For the six months ended June 30, 1997, the Company incurred total project costs of $5,177 relating to build-to-suit facilities that it owns in Minnesota and Georgia. The facility located in Minnesota was placed in service in March 1997. The Company funded a portion of the construction costs for these projects with cash on-hand and anticipates funding a majority of the remaining costs with borrowings under its Unsecured Credit Facility.

    On December 20, 1996, the Company, through a limited partnership in which it has an 86% interest, purchased a 19.15 acre property located in Orlando, Florida. The property is being improved with a 242,160 square foot build-to-suit facility with a target completion date of September 1997. The cost for acquisition of the property and design and construction of the facility is estimated to total $8,917. As of June 30, 1997, this partnership had incurred total project costs of $7,780, of which $5,292 was incurred in 1997. Subsequent to June 30, 1997, the partnership purchased land in Tennessee for the development of a facility that is expected to have an aggregate square footage of 178,630. The aggregate cost for the design and construction of this facility is estimated to be approximately $7,282, with a target completion date of September 1998.

    Also subsequent to June 30, 1997, the Company purchased two properties located in California and New Jersey with an aggregate square footage of 291,370. The purchase prices totaled $13,456. The Company funded the costs with borrowings under its Unsecured Credit Facility.

6.  PROPERTY DISPOSITIONS.

    On January 10, 1997, the Company sold two properties located in Birmingham, Alabama for an aggregate sales price of $3,400. After closing costs and pro-rated items which totaled $173, the Company received net proceeds totaling $3,227.

    On May 15, 1997, the Company sold the Wildwood property located in Irving, Texas for an aggregate sales price of $4,555. After closing costs and pro-rated items which totaled $198, the Company received net proceeds totaling $4,357.

    On June 18, 1997, the Company sold the Golden Cove property located in Rancho Palos Verdes, California for an aggregate sales price of $3,000. After closing cost and pro-rated items which totaled $189, the Company received net proceeds totaling $2,811.

    On June 26, 1997, the Company sold the Phoenix North 23rd property located in Phoenix, Arizona for an aggregate sales price of $878. After closing cost and pro-rated items which totaled $78, the Company received net proceeds totaling $800.

7.  SHELF REGISTRATION.

    The Company has filed a universal shelf registration statement with the Securities and Exchange Commission covering Common Stock, the Company's preferred stock ("Preferred Stock"), warrants and debt securities having an aggregate offering price of up to $600 million which may be offered by the Company from time to time in one or more transactions. The Company expects to use the proceeds of any

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA) (CONTINUED)

7.  SHELF REGISTRATION. (CONTINUED)
offering under its universal shelf registration statement for the acquisition and development of modern industrial properties as well as the repayment of debt. There can be no assurance that the Company will offer any of the securities that are registered under this registration statement.

8.  PORTFOLIO ACQUISITIONS.

    On May 29, 1997, the Company agreed to acquire from Ameritech Pension Trust ("Ameritech") certain warehouse/distribution properties in a property-for-stock swap of 23 properties for 7,314,026 shares of Common Stock. The Ameritech portfolio consists of 29 buildings comprising 4.1 million square feet including a participating loan secured by a seven building, 623,566 square foot project. The properties are located in six markets with the largest concentrations in Dallas, the Los Angeles Basin, Phoenix and Chicago.

    The Company has also agreed to acquire from The Prudential Insurance Company of America and related entities (collectively "Prudential") (i) a total of 57 industrial buildings comprising 5.23 million square feet for approximately $182,000 and (ii) approximately 179 acres of land intended for development of an additional 3.5 million square feet of industrial buildings for approximately $14,200. The properties and land are located in seven markets with the largest concentrations in the Los Angeles Basin and Florida. The Company will issue and sell 7,096,153 shares of restricted Common Stock to Prudential and three accounts managed by Prudential ("Prudential Purchasers") at a purchase price of $19.73 per share providing net proceeds of $140,000. The Company intends to use the net proceeds of the stock sale to the Prudential Purchasers to partially fund the Prudential property acquisitions. If the Prudential Purchasers stock transaction (which is conditioned on certain approvals) does not close, the Company expects to fund the Prudential portfolio acquisition with debt financing or the issuance of additional equity.

    On June 19, 1997, the Company signed two letters of intent ("Agreements") to acquire 12 industrial properties comprising 1.8 million square feet from two separate accounts ("Portfolio A" and "Portfolio B") managed by Prudential Real Estate Investors. The properties to be acquired are located in Atlanta, Chicago, Columbus and Dallas. The Company has agreed to pay approximately $9,500 and issue 1,106,932 shares of Common Stock for Portfolio A and pay approximately $16,300 and issue 808,887 shares of Common Stock for Portfolio B. The total $25,800 cash portion of the purchase prices will be funded from borrowings on the Company's Unsecured Credit Facility.

                        MERIDIAN INDUSTRIAL TRUST, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1997
 (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PROPERTY DATA) (CONTINUED)

9.  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION.

    The following table reflects supplemental disclosure of cash flow transactions for the six months ended June 30, 1997 and 1996.

                                                                                               1997        1996
                                                                                             ---------  -----------
Cash Paid For Interest Expense.............................................................  $   4,023  $     1,652

Merger Transaction:
  Acquisition Cost Allocated to Investment in Real Estate..................................     --          203,489
  Restricted Cash..........................................................................     --            5,551
  Receivables, Net.........................................................................     --            2,889
  Note Receivable from Affiliate...........................................................     --              720
  Capitalized Loan Fees....................................................................     --              992
  Cancellation of Redeemable Series A Preferred Stock......................................     --              960
  Mortgage Loan Assumed....................................................................     --          (66,094)
  Other Long-Term Debts Assumed............................................................     --          (43,191)
  Accounts Payable Assumed.................................................................     --           (2,869)
  Shares of Common Stock Issued, at Par Value..............................................     --               (8)
  Paid-in Capital..........................................................................     --         (109,842)
  Other Net Liabilities Assumed............................................................     --           (4,489)

Asset Purchase Transaction:
  Acquisition Cost Allocated to Investment in Real Estate..................................     --           26,342
  Restricted Cash Applied to Debt Payment..................................................     --              117
  Mortgage Notes Payable Assumed...........................................................     --          (16,334)
  Paid-in Capital of Common Shares Issued..................................................     --           (6,392)
  Accrued Closing Costs and Pro-rated Items................................................     --             (476)

                        MERIDIAN INDUSTRIAL TRUST, INC.
                CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR
                        THE YEAR ENDED DECEMBER 31, 1996

    The accompanying consolidated financial statements as of and for the year ended December 31, 1996 should be read in conjunction with the 1996 Form 10-K of the Company.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Meridian Industrial Trust, Inc.:

    We have audited the accompanying consolidated balance sheets of Meridian Industrial Trust, Inc. (a Maryland corporation) as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 1996 and for the period from May 18, 1995 (inception) to December 31, 1995. These financial statements are the responsibility of the management of Meridian Industrial Trust, Inc. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Meridian Industrial Trust, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996 and for the period from May 18, 1995 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.

    Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The financial statement schedules listed in Item 14(a)(2) are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth in relation to the basic financial statements taken as a whole.

                                          ARTHUR ANDERSEN LLP

San Francisco, California

February 5, 1997

                        MERIDIAN INDUSTRIAL TRUST, INC.
                          CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 1996 AND 1995
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                1996       1995
                                                                                             ----------  ---------
                                          ASSETS
Investment in Real Estate:
  Rental Properties Held for Investment....................................................  $  318,671  $     300
  Less: Accumulated Depreciation...........................................................      (4,217)    --
                                                                                             ----------  ---------
                                                                                                314,454        300
  Rental Properties Held for Sale, Net of Accumulated Depreciation of $148 at December 31,
    1996...................................................................................       7,530     --
  Total Investment in Real Estate..........................................................     321,984        300
Other Assets:
  Cash and Cash Equivalents................................................................       2,942        475
  Cash Held in Escrow......................................................................         347     --
  Restricted Cash..........................................................................       1,967     --
  Investment in Marketable Securities......................................................      --          2,607
  Accounts Receivable, Net of Reserves of $571 at December 31, 1996........................       1,659     --
  Capitalized Loan Fees, Lease Commissions and Other Assets, Net...........................       4,164        342
                                                                                             ----------  ---------
    Total Assets...........................................................................  $  333,063  $   3,724
                                                                                             ----------  ---------
                                                                                             ----------  ---------

                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Liabilities:
  Mortgage Loan............................................................................  $   66,094  $  --
  Unsecured Credit Facility................................................................      11,500     --
  Notes Payable to Affiliates..............................................................      --            750
  Accrued Dividends Payable................................................................       4,648         29
  Accounts Payable.........................................................................       5,411         10
  Due to Affiliate.........................................................................      --            232
  Short-Term Loan Payable..................................................................      --          2,351
  Prepaid Rent, Tenant Deposits and Other Liabilities......................................       1,897         66
                                                                                             ----------  ---------
    Total Liabilities......................................................................      89,550      3,438
                                                                                             ----------  ---------
Commitments and Contingencies..............................................................      --         --
Redeemable Series A Preferred Stock--Par value $0.001; fully redeemed during 1996;
 1,000,000 shares issued and outstanding at December 31, 1995..............................      --          1,000
Stockholders' Equity (Deficit):
  Authorized Shares at Par--175,000,000 shares of Common Stock and 25,000,000 shares of
    Preferred Stock authorized, each with par value of $0.001; 13,595,563 and 900 shares of
    Common Stock issued and outstanding at December 31, 1996 and 1995, respectively; and
    2,272,727 shares of Series B Preferred Stock issued and outstanding at December 31,
    1996 with a liquidation preference of $35,000..........................................          16          1
  Paid-in Capital..........................................................................     243,683        607
  Distributions in Excess of Income........................................................        (186)    (1,322)
                                                                                             ----------  ---------
Total Stockholders' Equity (Deficit).......................................................     243,513       (714)
                                                                                             ----------  ---------
Total Liabilities and Stockholders' Equity (Deficit).......................................  $  333,063  $   3,724
                                                                                             ----------  ---------
                                                                                             ----------  ---------

        The accompanying notes are an integral part of these statements

                        MERIDIAN INDUSTRIAL TRUST, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
       FOR THE PERIOD FROM MAY 18, 1995 (INCEPTION) TO DECEMBER 31, 1995
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                 1996       1995
                                                                                               ---------  ---------
Revenues:
  Rentals from Real Estate Investments.......................................................  $  34,465  $  --
  Interest and Other Income..................................................................        576         33
                                                                                               ---------  ---------
    Total Revenues...........................................................................     35,041         33
Expenses:
  Interest Expense...........................................................................      6,065          5
  Property Taxes.............................................................................      4,769     --
  Property Operating Costs...................................................................      3,821     --
  General and Administrative.................................................................      4,273      1,321
  Depreciation and Amortization..............................................................      4,952     --
                                                                                               ---------  ---------
    Total Expenses...........................................................................     23,880      1,326
                                                                                               ---------  ---------
Income (Loss) Before Gain on Sale of Properties and Extraordinary Item.......................     11,161     (1,293)
Gain on Sale of Properties...................................................................      3,313     --
                                                                                               ---------  ---------
Income (Loss) Before Extraordinary Item......................................................     14,474     (1,293)
Extraordinary Item--Expenses Incurred in Connection with Debt Retirements....................       (411)    --
                                                                                               ---------  ---------
Net Income (Loss)............................................................................  $  14,063  $  (1,293)
                                                                                               ---------  ---------
                                                                                               ---------  ---------
Net Income (Loss)............................................................................  $  14,063  $  (1,293)
Less: Preferred Dividends Declared...........................................................     (2,412)       (29)
                                                                                               ---------  ---------
Net Income (Loss) Allocable to Common........................................................  $  11,651  $  (1,322)
                                                                                               ---------  ---------
                                                                                               ---------  ---------
Net Income (Loss) Per Weighted Average Common Share:
  Income (Loss) Per Common Share Before Extraordinary Item...................................  $    1.38  $  (32.05)
  Extraordinary Item.........................................................................      (0.05)    --
                                                                                               ---------  ---------
Net Income (Loss) Allocable to Common Per Weighted Average Common Share Outstanding..........  $    1.33  $  (32.05)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

        The accompanying notes are an integral part of these statements

                        MERIDIAN INDUSTRIAL TRUST, INC.

           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
       FOR THE PERIOD FROM MAY 18, 1995 (INCEPTION) TO DECEMBER 31, 1995
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                             COMMON STOCK             PREFERRED STOCK                  DISTRIBUTIONS
                                       -------------------------  -----------------------   PAID-IN     IN EXCESS
                                          SHARES      PAR VALUE     SHARES     PAR VALUE    CAPITAL     OF INCOME
                                       ------------  -----------  ----------  -----------  ----------  ------------
BALANCE-
  MAY 18, 1995
  (INCEPTION)........................       --        $  --           --       $  --       $   --       $   --
Issuance of Common Shares............           900           1       --          --               13       --
Stock Option Compensation............       --           --           --          --              594       --
Accrued Dividends for Series A
  Preferred Stock....................       --           --           --          --           --              (29)
Net Loss.............................       --           --           --          --           --           (1,293)
                                       ------------       -----   ----------       -----   ----------  ------------
BALANCE-
  DECEMBER 31, 1995..................           900           1       --          --              607       (1,322)
Issuance of Shares at Date of
  Merger.............................     7,989,756           8       --          --          116,209       --
Stock Options Exercised..............       191,900      --           --          --            2,300       --
Retainer Fee Paid as Shares to
  Directors..........................         3,007      --           --          --               52       --
Issuance of Common Shares............     5,410,000           5       --          --           95,915       --
Issuance of Preferred Shares.........       --           --        2,272,727           2       34,998       --
Offering Costs.......................       --           --           --          --           (6,398)      --
Cancellation of Dividends for Series
  A Preferred Stock..................       --           --           --          --           --               29
Distributions Declared:
  Common.............................       --           --           --          --           --          (10,544)
  Preferred..........................       --           --           --          --           --           (2,412)
Net Income...........................       --           --           --          --           --           14,063
                                       ------------       -----   ----------       -----   ----------  ------------
BALANCE-
  DECEMBER 31, 1996..................    13,595,563   $      14    2,272,727   $       2   $  243,683   $     (186)
                                       ------------       -----   ----------       -----   ----------  ------------
                                       ------------       -----   ----------       -----   ----------  ------------

        The accompanying notes are an integral part of these statements.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
       FOR THE PERIOD FROM MAY 18, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                                               1996        1995
                                                                                            -----------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss).........................................................................  $    14,063  $  (1,293)
  Adjustments to Reconcile Net Income (Loss) to Cash Provided by Operating Activities:....
    Depreciation and Amortization.........................................................        4,952     --
    Amortization of Loan Fees.............................................................          419     --
    Straight Line Rent....................................................................         (732)    --
    Gain on Sale of Properties............................................................       (3,313)    --
    Extraordinary Item--Expenses Incurred in Connection with Debt Retirements.............          411     --
    Stock Option Compensation.............................................................      --             594
    Decrease in Restricted Cash...........................................................        5,483     --
    Decrease (Increase) in Accounts Receivable and Other Assets...........................        1,206        (68)
    Net (Decrease) Increase in Accounts Payable, Due to Affiliates, Prepaid Rent and Other
      Liabilities.........................................................................       (1,874)       308
                                                                                            -----------  ---------
Net Cash Provided by (Used in) Operating Activities.......................................       20,615       (459)
                                                                                            -----------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES:.....................................................
    Cash Contributed by Merged Trusts.....................................................       11,892     --
    Net Cash Received from Property Dispositions..........................................       31,447     --
    Net Cash Paid in Connection with Asset Purchase.......................................       (3,257)    --
    Redemption of Series A Preferred Stock and Accrued Dividends Payable..................          (83)    --
    Investments in Real Estate............................................................     (122,637)      (300)
    Recurring Building Improvements.......................................................       (1,407)    --
    Recurring Tenant Improvements and Leasing Commissions.................................       (2,255)    --
    Maturity of (Investment in) Marketable Security, Net of Related Debt..................          256       (256)
    Purchase of Other Assets..............................................................         (258)       (20)
                                                                                            -----------  ---------
Net Cash Used in Investing Activities.....................................................      (86,302)      (576)
                                                                                            -----------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Payments for Capitalized Loan Fees....................................................         (551)      (254)
    (Retirement) Receipt of Net Advances from Affiliates..................................          (30)       750
    Retirement of Debt....................................................................      (59,408)    --
    Borrowings on Unsecured Credit Facility...............................................      118,400     --
    Repayment of Borrowings on Unsecured Credit Facility..................................     (106,900)    --
    Distributions Paid to Stockholders....................................................       (8,308)    --
    Proceeds from the Issuance of Common and Preferred Stock, Net.........................      124,951      1,014
                                                                                            -----------  ---------
Net Cash Provided by Financing Activities.................................................       68,154      1,510
                                                                                            -----------  ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS.................................................        2,467        475
Cash and Cash Equivalents--Beginning of Period............................................          475     --
                                                                                            -----------  ---------

CASH AND CASH EQUIVALENTS--END OF PERIOD..................................................  $     2,942  $     475
                                                                                            -----------  ---------
                                                                                            -----------  ---------

        The accompanying notes are an integral part of these statements

                        MERIDIAN INDUSTRIAL TRUST, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1.  ORGANIZATION.

    Meridian Industrial Trust, Inc. (the "Company") was incorporated in the state of Maryland on May 18, 1995. The Company is a self-administered and self-managed real estate investment trust ("REIT") engaged primarily in the business of owning, acquiring, developing, managing and leasing income-producing warehouse/distribution and light industrial properties. At December 31, 1996, the Company's principal asset is its portfolio of sixty warehouse/distribution, eighteen light industrial properties and three retail properties. In addition, the Company has three pre-leased build-to-suit properties under construction.

    On February 23, 1996, the Company merged with Meridian Point Realty Trust IV Co., Meridian Point Realty Trust VI Co. and Meridian Point Realty Trust VII Co. ("Trust IV," "Trust VI" and "Trust VII," respectively; collectively referred to as the "Merged Trusts"), with the Company as the surviving entity (that transaction is referred to below as the "Merger"). In addition, concurrent with the Merger, the Company acquired certain properties, and assumed certain mortgage notes and other liabilities, from Meridian Point Realty Trust '83 ("Trust 83") (that transaction is referred to below as the "Asset Purchase").

    Concurrent with the closing of the Merger and Asset Purchase, the Company closed a private placement of preferred stock (the "Preferred Stock Private Placement") and entered into an unsecured credit facility (the "Unsecured Credit Facility"). The Preferred Stock Private Placement consisted of the issuance of 2,272,727 shares of Series B convertible preferred stock, par value $0.001 per share ("Series B Preferred Stock"), at $15.40 per share for gross proceeds of $35,000. The Unsecured Credit Facility provides for a maximum borrowing amount of $75,000 and is intended to provide the Company with funds for property development, acquisitions and working capital needs.

    Prior to February 23, 1996, the Company had no operations other than interest on its investments and general and administrative expenses.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (A) BASIS OF PRESENTATION. The accompanying consolidated financial statements include the results of the Company, its wholly-owned subsidiaries and its majority-owned and controlled partnerships. All intercompany transactions have been eliminated. In accordance with generally accepted accounting principles, the Company's investments in real estate through partnerships are consolidated as the Company exercises control over such investments.

    (B) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (C) CASH AND CASH EQUIVALENTS. The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. At December 31, 1995, the Investment in Marketable Securities has been separately identified.

    (D) INCOME TAXES. The Company has previously elected to be taxed as a REIT for federal and, where the federal rules are allowed, state income tax purposes. To continue to qualify for REIT status, the

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (CONTINUED)
Company must meet a number of ongoing organizational and operational requirements. If the Company satisfies those REIT requirements and the Company currently distributes all of its net taxable income (including net capital gains) to its stockholders, the Company should generally owe no federal or state income tax. The REIT provision of the Internal Revenue Service Code of 1986, as amended, generally allows a REIT to deduct dividends paid to stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to certain state and federal taxes imposed on its income and properties.

    As a result of the deductions allowed for the dividends paid to shareholders and the utilization of net operating loss carryovers of the Merged Trusts, the Company has no federal or state taxable income. Accordingly, no provision for federal or state income taxes has been made in the accompanying consolidated statements of operations for the 1996 and 1995.

    (E) NET INCOME (LOSS) PER SHARE. Net income (loss) per share is calculated by dividing net income, after deduction of preferred stock dividends declared, by the weighted average number of shares of common stock outstanding during the period. The weighted average number of common shares outstanding was 8,779,573 for the year ended December 31, 1996. Such shares include the dilutive effects of stock options granted by the Company to its directors and officers pursuant to its stock plan, and shares to be issued pursuant to a stock option agreement with one of its stockholders, aggregating to 303,112 additional shares of Common Stock.

    The weighted average number of common shares outstanding was 900 for the period from May 18, 1995 (inception) to December 31, 1995.

    (F) CAPITALIZED LOAN FEES AND LEASE COMMISSIONS. Capitalized costs consist of loan fees and leasing commissions. Capitalized loan fees are amortized into interest expense on a straight-line basis over the term of the related debt. Lease commissions are amortized into depreciation and amortization expense on a straight-line basis over the term of the related lease.

    (G) RENTALS FROM REAL ESTATE INVESTMENTS. All leases are classified as operating leases. The Company recognizes rental income on a straight-line basis over the term of the lease. Deferred rent receivable, included in other assets, represents the excess of rental revenue on a straight-line basis over the cash received under the applicable lease provision.

    Certain of the Company's leases relating to its properties require lessees to pay all or a portion of real estate taxes, insurance, and operating expenses ("Expense Recaptures"). Expense Recaptures are recognized as revenues in the same period the related expenses are incurred by the Company. For the year ended December 31, 1996, Expense Recaptures of $4,331 have been included in rentals from real estate investments.

    (H) OFFERING COSTS. Underwriting commissions, offering costs and other expenses incurred in connection with stock offerings of the Company's Common and Preferred Stock have been reflected as a reduction of Stockholders' Equity.

    (I) FAIR VALUE OF FINANCIAL INVESTMENTS. Based on the borrowing rates currently available to the Company, the carrying amount of its debt approximates fair value. The carrying amount of cash and cash equivalents also approximates fair value.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (CONTINUED)
    (J) CONSTRUCTION IN PROGRESS. Project costs clearly associated with the development and construction of a real estate project are capitalized as construction in progress. In addition, interest, real estate taxes, insurance and other holding costs are capitalized during the period in which activities necessary to get the property ready for its intended use are in progress. During the year ended December 31, 1996, interest expense totaling $561 was capitalized for properties under construction.

3. TRANSACTIONS WITH AFFILIATES.

    For the year ended December 31, 1996 and for the period from May 18, 1995 to December 31, 1995, the Company has incurred fees and expenses relating to services provided by its directors of approximately $283 and $194, respectively. The directors are entitled to elect to receive all or any portion of their annual retainer in shares of Common Stock.

    From June 1, 1995 through February 23, 1996, Hunt Realty Corporation ("Hunt") provided the services of Allen J. Anderson (Chairman and Chief Executive Officer of the Company) and two other persons to the Company in exchange for reimbursement of Hunt's costs associated with making those persons available to the Company. During 1995, the Company had incurred $245 for such services.

    On November 21, 1995, the Company entered into an Option Agreement under which USAA Real Estate Company, a Delaware corporation ("USAA") granted the Company an option (the "USAA Option") to purchase a 292,000 square-foot industrial property located in Lakeland, Florida (the "USAA Option Property"). The USAA Option also includes a right of first refusal in favor of the Company with respect to five bulk warehouse facilities comprising approximately 1.1 million square feet located in West Chicago, Illinois (the "USAA Chicago Property"). In exchange for the option, the Company issued a warrant to USAA to purchase shares of the Company's Common Stock at an exercise price that provides USAA with a value of $300 based upon the value of the Company's Common Stock during the first 20-trading-day period after the Merger. The Company did not acquire either the USAA Option Property or Chicago Property under the USAA Option which expired in February 1997.

    During 1995, the Company received $750 in advances from the Merged Trusts to cover certain operating expenditures. These advances are reflected as Notes Payable to Affiliates on the accompanying balance sheet as of December 31, 1995. These notes payable bore interest at a rate of 7% per annum. In connection with the Merger and Asset Purchase, the Company canceled these Notes Payable to Affiliates.

4. INVESTMENT IN MARKETABLE SECURITIES.

    In December 1995, the Company purchased a U.S. Treasury Note which is reflected as Investment in Marketable Securities on the accompanying balance sheet. The Company financed this purchase with a cash deposit equal to 10% of the total purchase price of the government security and a short-term loan in the amount of $2,346 bearing interest at a rate of 8.625% per annum, which, together with accrued interest of $5, is reflected as Short-Term Loan Payable on the accompanying balance sheet as of December 31, 1995. In January 1996, the government security matured and the related proceeds were used to pay off the Short-Term Loan Payable.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

5. INVESTMENT IN REAL ESTATE.

    In accordance with generally accepted accounting principles, the Company has accounted for the Merger and Asset Purchase using the purchase method. As a result, the assets and liabilities acquired in connection with the Merger and Asset Purchase are recorded at their "acquisition cost," representing the fair value of the consideration surrendered and liabilities assumed. The acquisition cost was then allocated to all identifiable assets based upon their individual estimated fair values. The following is a summary of the acquisition cost recorded in connection with the Merger and Asset Purchase:

Fair value of the Company's common stock valued at $16.375 per share, based upon the average of the closing price of the Company's common stock for the first five post-Merger trading
  days, issued to the Merged Trusts' shareholders other than Hunt and USAA..................  $   72,677
Fair value of the Company's common stock totaling 390,360 shares, valued at $16.375 per
  share, issued to Trust 83.................................................................       6,392
Common stock issued to Hunt and USAA valued at the consideration they paid for their
  interests in the Merged Trusts............................................................      37,173
Cash consideration paid to Trust 83 in connection with the Asset Purchase before pro-rated
  items.....................................................................................       3,600
Liabilities of the Merged Trusts and Trust 83 assumed by the Company upon consummation of
  the Merger and Asset Purchase.............................................................     133,453
Closing and other accrued costs incurred in connection with the Merger and Asset Purchase...         204
                                                                                              ----------
Acquisition cost basis......................................................................     253,499
Acquisition cost basis allocated to assets other than Investment in Real Estate.............     (23,668)
                                                                                              ----------
Acquisition cost basis allocated to Investment in Real Estate as a result of the Merger and
  Asset Purchase............................................................................  $  229,831
                                                                                              ----------
                                                                                              ----------

    Investments in Real Estate are depreciated over 35 years using the straight-line method. Expenditures for maintenance, repairs and improvements which do not materially prolong the normal useful life of an asset are charged to operations as incurred. Tenant improvements are capitalized and amortized on a straight-line basis over the related lease term.

    Rental properties held for investment as of December 31, 1996 consisted of the following:

Land........................................................................................  $   72,594
Buildings...................................................................................     241,254
Capital Improvements........................................................................       1,702
Construction-in-Progress....................................................................       3,121
                                                                                              ----------
Total.......................................................................................  $  318,671
                                                                                              ----------
                                                                                              ----------

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

5. INVESTMENT IN REAL ESTATE. (CONTINUED)
    The minimum future rental revenue from leases in effect as of December 31, 1996 are as follows:

1997.........................................................................................  $  35,317
1998.........................................................................................     29,077
1999.........................................................................................     24,914
2000.........................................................................................     20,798
2001.........................................................................................     16,433
Thereafter...................................................................................     77,773

    Based on the projected 1997 base rent of existing leases, there are currently two major tenants comprising approximately 13% and 6%, respectively, of the total annual revenue of the Company based on the projected 1997 base rent of existing leases. These tenants have five leases which are scheduled to expire in 2000, 2001, 2005 and 2006. As of December 31, 1996, the Company's properties were 94% occupied. During 1997, leases covering 21% of the leased space are scheduled to expire.

6. DEBT.

    The Company has a fixed rate facility which it acquired in connection with the Merger (the "Mortgage Loan"). The Mortgage Loan bears interest at the annual rate of 8.63%, requires interest only payments until its maturity in 2005 and is secured by a pool of the Company's properties with a net book value of $130,732 as of December 31, 1996.

    The Unsecured Credit Facility bears interest at LIBOR plus 1.7% per annum (7.26% at December 31, 1996), requires interest only payments until maturity in February 1998, and provides for an annual fee on the unused facility of 25 basis points if 65% or less of the facility is used and 15 basis points if more than 65% of the facility is used. The Unsecured Credit Facility provides for a maximum borrowing amount of $75,000. The Company is currently negotiating various terms of the Unsecured Credit Facility including the increase in the maximum borrowing amount, extension of the maturity date and reduction in the interest rate spread. However, there can be no assurance that the Company will be successful in its negotiations.

7. COMMON AND PREFERRED STOCK.

    The initial capitalization of the Company consisted of 900 shares of Common Stock, issued for a total consideration of $14. In addition, Trust 83, and the Merged Trusts purchased 79,500 and 920,500 shares of Series A Preferred Stock, respectively, for $1.00 per share. In connection with the Merger and Asset Purchase transactions, the Company issued 7,599,396 and 390,360 shares of Common Stock, respectively. The Company also canceled the Series A Preferred Stock owned by the Merged Trusts and redeemed the Series A Preferred Stock owned by Trust '83.

    Concurrent with the Merger and Asset Purchase, the Company closed the Preferred Stock Private Placement which consisted of the sale in a private placement of 2,272,277 shares of Series B Preferred Stock with a liquidation preference of $35,000. The shares of Series B Preferred Stock are convertible into shares of Common Stock on a one-for-one basis. The net proceeds were used to retire debt acquired in connection with the Merger and Asset Purchase in the principal amount of $33,500.

    In connection with the Merger, the Company issued approximately 553,000 warrants to purchase an equal number of shares of the Company's Common Stock (the "Merger Warrants"). The Merger Warrants

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

7. COMMON AND PREFERRED STOCK. (CONTINUED) are exercisable during the period May 23, 1997 through February 24, 1999. The exercise price of the Merger Warrants is $16.23 per share.

    In addition, the Company issued a warrant to purchase 184,900 shares of the Company's Common Stock at an exercise price of $14.60 per share. The warrant is exercisable in whole or in part at any time from May 23, 1997 to February 23, 1999.

    On April 3, 1996, the Company closed a public offering of 1,500,000 shares of the Common Stock at an offering price of $16.375 per share, resulting in gross proceeds of $24,563 (the "April Offering"). The Company used the net proceeds of the April Offering and existing cash reserves to make a $24,000 payment on its Unsecured Credit Facility.

    On November 25, 1996, the Company closed a public offering of 3,400,000 shares of the Common Stock at an offering price of $18.25 per share, resulting in gross proceeds of $62,050 (the "November Offering"). The Company used the net proceeds of the November Offering and existing cash reserves to make a $58,650 payment on its Unsecured Credit Facility. In accordance with the underwriting agreement entered into by the Company and its underwriters for the November Offering, on December 23, 1996, the Company sold an additional 510,000 shares of the Common Stock to the underwriters to satisfy over allotments at an offering price of $18.25 per share, resulting in gross proceeds of $9,308. The Company used the net proceeds therefrom to fund a property acquisition.

    The Company has been declaring and paying dividends on a quarterly basis. During the year ended December 31, 1996, dividends declared to Common and Series B Preferred Stockholders aggregated to $10,544 and $2,412, respectively, or $0.99 and $1.06 per share of Common Stock and Preferred Stock, respectively. The analysis below presents the amount of distributions paid to stockholders and the percentage of the distributions which the Company estimates is taxable and nontaxable for the year ended December 31, 1996. Nontaxable distributions are treated as return of capital to stockholders.

                                                                 PREFERRED     COMMON
                                                                -----------  -----------
Distributions Paid Per Share..................................   $    0.75    $    0.70
                                                                -----------  -----------
                                                                -----------  -----------
Nontaxable Dividends..........................................      --            96.37%
Taxable Dividends.............................................      100.00%        3.63%
                                                                -----------  -----------
                                                                    100.00%      100.00%
                                                                -----------  -----------
                                                                -----------  -----------

    The holders of Series B Preferred Stock generally have a cumulative preferential right to such quarterly dividends as are declared each year by the Board of Directors. From the date of the Merger through the fourth quarter of 1997, the dividend amount per share will be equal to the greater of: (i) $0.31 per full calendar quarter (pro-rated for periods less than a full quarter), or
(ii) 103% of the quarterly dividend payable per share of Common Stock during the corresponding dividend period. Thereafter, each share of Series B Preferred Stock shall be entitled to receive an amount equal to the greater of: (i) the last quarterly preferred dividend amount declared by the Board of Directors, or
(ii) the dividend paid per share of Common Stock.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

8. STOCK PLAN.

    The Board of Directors of the Company has adopted an incentive stock plan (the "Stock Plan") to enable the Company to attract, retain and motivate key employees, directors and, on occasion, consultants and advisors, by providing them with equity participation in the Company. The Stock Plan provides for the grant of incentive stock options, non-qualified stock options, unrestricted stock, restricted stock and stock appreciation rights.

    The Stock Plan is administered by the Board of Directors or a committee appointed by the board (the "Committee"). The Committee, which must consist of not less than two members of the Company's Board of Directors, selects the employees (and any consultants or advisors) to whom awards will be granted, the number of shares subject to such award, and the other terms and conditions of the award, consistent with the Stock Plan.

    In November 1995, the Board of Directors authorized the award of two sets of stock options to certain employees relating to services performed by the employees in 1995 to effect the Merger. The first set of awards provided for the issuance of 653,000 stock options to be issued under the Stock Plan concurrent with the Merger, exercisable at the stock trading price at Merger of $15.12 per share. These option awards provided that 461,000 of the stock options vest over five years. The remaining stock options granted under the first set of awards, totaling 192,000, include certain performance criteria that would allow for vesting after three years if certain performance criteria are achieved, or vesting at the end of five years if the performance criteria are not met. These options will become fully-vested in the event of a termination of employment without "cause" by the Company or for "good reason" by the employee (in each case as defined in the stock option agreement), or in the event of the death or disability of the employee.

    The second set of stock options granted in 1995 consisted of non-qualified stock options to purchase 191,400 shares of the Company's Common Stock at any time between January 26, 1996 and February 28, 1996 for $12 per share. In connection with the grant of these options, the Company agreed to repurchase certain promissory notes executed by the employees from a third party lender in the event that the employees default under such notes. The Company has $1,900 in proceeds from the exercise of these stock grants held as restricted cash in connection with the repurchase rights of the third party lender. The accompanying statement of operations for the period from May 18, 1995 (Inception) to December 31, 1996 reflects a charge to earnings for the stock option compensation attributable to the excess of the market price of the Company's Common Stock over the exercise price of the non-qualified stock options. The non-qualified stock options were not granted under the Stock Plan.

    After the Merger, the Company granted each director of the Company, who was not an employee of the Company, an option to purchase 5,000 shares of the Company's Common Stock. In addition, beginning June 30, 1996, on the last day of each calendar quarter, the Company automatically grants each non-employee director a non-qualified option to purchase 1,167 shares of the Company's Common Stock. The exercise price of these options is the fair value of the shares of the Company's Common Stock covered by the options on the date of grant. Each of these director options are fully exercisable beginning six months after the date of grant and generally terminate (unless terminated sooner under the terms of the Stock Plan) ten years after the date of grant.

    Additionally, under the Stock Plan, each non-employee director may elect to receive his or her retainer in either cash, shares of the Company's Common Stock, or a combination of both cash and the Company's Common Stock.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

8. STOCK PLAN. (CONTINUED)
    A maximum of 1,000,000 shares of the Company's Common Stock, subject to adjustment under certain conditions, may be issued under the Stock Plan.

    In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 123, "Accounting for Stock Based Compensation" which establishes financial accounting and reporting standards for stock-based employee compensation plans. SFAS No. 123 became effective for the Company in its 1996 fiscal year. This statement encourages a "fair value based method" of accounting for an employee stock option or similar equity instrument which calls for compensation cost to be measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. As provided by the provisions of SFAS No. 123, the Company records measurement of compensation for its stock plans using the "intrinsic value based method" of accounting, with disclosure of the pro forma impact on net income and earnings per share as if the "fair value based method" of accounting had been applied as follows:

                                                            YEAR ENDED DEC. 31, 1996
                                                            ------------------------
                                                            AS REPORTED   PRO FORMA
                                                            -----------  -----------
Net Income................................................   $  14,063    $  13,856
Net Income Per Weighted Average Common Share..............   $    1.33    $    1.31

    The following table summarizes the stock option activity for the year ended December 31, 1996.

                                                                            WEIGHTED
                                                                NUMBER       AVERAGE
                                                               OF SHARES    EXERCISE
                                                              OUTSTANDING     PRICE
                                                              -----------  -----------
Balance, December 31, 1995..................................      --           --
Granted.....................................................     708,507    $   15.37
Exercised...................................................      --           --
Expired.....................................................      --           --
Forfeited...................................................      --           --
                                                              -----------  -----------
Balance, December 31, 1996..................................     708,507    $   15.37
                                                              -----------  -----------
                                                              -----------  -----------

    As of December 31, 1996, there were a total of 46,669 exercisable options. The weighted average fair value of the options granted in 1996 was $1.24. The options outstanding have exercise prices between $15.12 and $21.00 with a weighted average exercise price of $15.37 and a weighted average remaining contractual life of 9.20 years.

    The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 1996: risk-free interest rate of 6.01%, expected dividend yield of 6.66%, expected life of 10 years, and expected volatility of 14.48%.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

9. PROPERTY ACQUISITIONS AND DEVELOPMENTS.

ACQUISITIONS

    During the year ended December 31, 1996, the Company purchased eight properties located in California, Illinois and Ohio with an aggregate square footage of 2,669,506 ("Operating Properties Acquired"). The purchase prices totaled $89,703 and were financed by applying a $300 deposit paid in 1995, with the balance funded by draws on its Unsecured Credit Facility and net proceeds received from the Company's public offerings of shares of Common Stock.

DEVELOPMENTS

    Also during the year ended December 31, 1996, the Company entered into separate agreements with four identified tenants to develop four build-to-suit facilities with an aggregate square footage of 979,434. Two facilities that are located in Texas were completed in December 1996. The total cost for the design and construction of the two remaining facilities located in Minnesota and Georgia is estimated to total approximately $12,238, with a targeted completion dates of March 1997 and July 1997, respectively. The Company funded a portion of these draws with cash on-hand and anticipates funding a majority of the remaining costs with draws on its Unsecured Credit Facility. As of December 31, 1996, the Company had incurred total project costs of $30,501 relating to these four projects.

    On December 20, 1996, the Company entered into an Agreement of Limited Partnership with Jackson-Shaw/Florida Inc.("JSF"), a Florida corporation; and Jackson-Shaw/FOCP ("JSC'), a Florida limited partnership, and thereby formed MDN/JSC, a California limited partnership (the "Partnership"). The Partnership purchased a 19.15 acre property located in Orlando, Florida. The property is being improved with a 242,160 square foot built-to-suit facility with a target completion date of September 1997. The cost for acquisition of the property and design and construction of the facility is estimated to total approximately $9,400. Upon completion of the facility, the Partnership will acquire the 120,000 square foot warehouse/distribution property currently occupied by the tenant moving into the built-to-suit facility valued at $4,955. The Company's contribution into the Partnership is estimated to total $13,125. As of December 31, 1996, the Partnership had incurred total project costs of $2,487 relating to both properties. The Company and JSC are the limited partners with interests of 85% and 13%, respectively; and MJV IV, Inc., a wholly-owned subsidiary of the Company and JSF are the general partners with each an interest of 1%.

    Subsequent to December 31, 1996, two limited partnerships in which the Company has a 50% beneficial interest entered into two separate agreements to develop a 129,800 and 117,800 square foot warehouse/distribution facility, respectively. Both facilities are located in Allen, Texas. Development and lease-up costs for the two facilities is estimated to total $8,840.

10. PROPERTY DISPOSITION.

    On May 15, 1996, the Company sold the Moorpark R & D Building located in Moorpark, California for $4,100. On August 23, 1996, three properties located in Alabama (Progress Center I, Progress Center II and 8215 Highway Building) were sold for a total selling price of $3,900. Also, on December 31, 1996, the Company sold the Seatac and Meridian Village Shopping Centers located in Federal Way and Bellingham, Washington, respectively, for an aggregate sale price of $17,740; and eight properties located in Phoenix, Arizona for a total selling price of $7,658. (The properties sold are collectively referred to as "Properties Disposed".) After closing costs, escrow holdback, early release of funds and pro-rated items which totaled

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

10. PROPERTY DISPOSITION. (CONTINUED)
$1,975, the Company received net proceeds from the property sales totaling $31,447. The net proceeds were used to pay down borrowings on its Unsecured Credit Facility.

    As of December 31, 1996, the Company has entered into a contract for sale of the Wildwood Pioneer building. On January 10, 1997, the Company sold Birmingham 1 and 2 properties located in Birmingham, Alabama for $3,400. After closing costs and pro-rated items which totaled $173, the Company received net proceeds from the property sales totaling $3,127.

    As of December 31, 1996, the net book value of these rental properties held for sale was $7,530. The net proceeds from the sales of these properties will be used to repay borrowings made under the Unsecured Credit Facility.

11. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION.

    The following table reflects supplemental disclosure of non-cash transactions for the year ended December 31, 1996.

Cash Paid For Interest............................................  $   6,276

Merger Transaction:
  Acquisition Cost Allocated to Investment in Real Estate.........    203,489
  Restricted Cash.................................................      5,551
  Receivables, Net................................................      2,889
  Note Receivable from Affiliate..................................        720
  Capitalized Loan Fees...........................................        992
  Cancellation of Redeemable Series A Preferred Stock.............        960
  Mortgage Loan Assumed...........................................    (66,094)
  Other Long-Term Debts Assumed...................................    (43,191)
  Accounts Payable Assumed........................................     (2,869)
  Shares of Common Stock Issued, at Par Value.....................         (8)
  Paid-in Capital.................................................   (109,842)
  Other Net Liabilities Assumed...................................     (4,489)

Asset Purchase Transaction:
  Acquisition Cost Allocated to Investment in Real Estate.........     26,342

  Restricted Cash Applied to Debt Payment.........................        117
  Mortgage Notes Payable Assumed..................................    (16,334)
  Paid-in Capital of Common Shares Issued.........................     (6,392)
  Accrued Closing Costs and Pro-rated Items.......................       (476)

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

12. QUARTERLY FINANCIAL DATA (UNAUDITED).

    The following table shows selected quarterly financial data for 1996:

                                                       QUARTER                     YEAR ENDED
                                      ------------------------------------------  DECEMBER 31,
                                          1          2          3          4          1996
                                      ---------  ---------  ---------  ---------  ------------
Total Revenues......................  $   3,624  $  10,132  $  10,177  $  11,108   $   35,041
Total Expenses......................      2,688      6,690      6,777      7,725       23,880
Income Before Gain on Sale of
  Properties and Extraordinary
  Item..............................        936      3,442      3,400      3,383       11,161
Gain on Sale of Properties..........     --              7        170      3,136        3,313
Extraordinary Item..................       (375)       (36)    --         --             (411)
Net Income..........................        561      3,413      3,570      6,519       14,063
Net Income Allocable to Common......        265      2,708      2,864      5,814       11,651
Net Income Per Weighted Average
  Common Share:
  Before Extraordinary Item.........  $    0.19  $    0.28  $    0.29  $    0.51   $     1.38
  Net Income........................       0.08       0.28       0.29       0.51         1.33

13. SUPPLEMENTAL INFORMATION. (UNAUDITED)

HISTORICAL AS ADJUSTED INFORMATION

    As discussed in Note 6, in accordance with generally accepted accounting principles, the Company accounted for the Merger and Asset Purchase by the purchase method of accounting. As such, the Company is providing the following supplemental information.

    The unaudited historical as adjusted operating data presented below for the years ended December 31, 1996 and 1995 has been prepared to reflect (i) the respective historical results of the Merged Trusts and the properties acquired from Trust 83 ("Trust 83 Properties); (ii) the May 31, 1995 closing of the transactions under the stock purchase agreements between Hunt and each of the Merged Trusts and the stock purchase agreements between USAA, and each of the Merged Trusts, and the concurrent restructuring or retirement of the Merged Trusts' indebtedness ("Recapitalization"); (iii) the incremental effects of the Merger, the retirement of certain indebtedness using the net proceeds of the Preferred Stock Private Placement and availability of funds on the Unsecured Credit Facility ("Refinancing"); and the effect of purchase accounting on the historical results of the Merged Trusts and the Trust 83 Properties, and (iv) the historical results of the Company to reflect the post-Merger operations of the Company as if such transactions and adjustments had occurred on January 1, 1995. The historical as adjusted information excludes the impact of the April and November Offerings. The Merger, Asset Purchase and Refinancing closed concurrently on February 23, 1996.

    In the opinion of management, the historical as adjusted consolidated financial information provides for all adjustments necessary to reflect the effects of the Merger, the Asset Purchase, the Refinancing and the Recapitalization.

                        MERIDIAN INDUSTRIAL TRUST, INC.

                        AS OF DECEMBER 31, 1996 AND 1995
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

13. SUPPLEMENTAL INFORMATION. (UNAUDITED) (CONTINUED)
    This financial information is unaudited and is not necessarily indicative of the historical as adjusted consolidated results that would have occurred if the transaction and adjustments reflected therein had been consummated in the period presented or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                                                                           FOR THE YEAR ENDED
                                                                              DECEMBER 31,
                                                                          --------------------
                                                                            1996       1995
                                                                          ---------  ---------
TOTAL REVENUE...........................................................  $  40,199  $  38,861

EXPENSES:
Interest Expense........................................................      7,571      7,409
Property Taxes..........................................................      5,581      5,485
Property Operating Costs................................................      4,733      5,099
General and Administrative Expenses.....................................      5,435      4,800
Depreciation and Amortization...........................................      6,260      5,148
                                                                          ---------  ---------
TOTAL EXPENSES..........................................................     29,580     27,941
                                                                          ---------  ---------
NET INCOME BEFORE EXTRAORDINARY ITEM....................................  $  10,619  $  10,920
                                                                          ---------  ---------
                                                                          ---------  ---------

                                 MERGED TRUSTS

   HISTORICAL COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1995 AND 1994
        AND FOR THE PERIOD FROM JANUARY 1, 1996 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995.

    The accompanying historical combined financial statements as of December 31, 1995 and 1994 and for the period from January 1, 1996 to February 23, 1996 and for each of the three years in the period ended December 31, 1995 should be read in conjunction with the Form 10-K of the Company.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Stockholders and Board of Directors of Meridian Industrial Trust, Inc.:

    We have audited the accompanying historical combined balance sheets of the Merged Trusts, as defined in Note 1, as of December 31, 1995 and 1994, and the related historical combined statements of operations, stockholders' equity and cash flows for the period from January 1, 1996 to February 23, 1996, and for each of the three years in the period ended December 31, 1995. These financial statements and the schedules referred to below are the responsibility of the Merged Trusts' management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the historical combined financial position of the Merged Trusts as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the period from January 1, 1996 to February 23, 1996, and for each of the three years ended December 31, 1995, in conformity with generally accepted accounting principles.

    Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of historical combined valuation and qualifying accounts and historical combined real estate and accumulated depreciation are presented for the purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                          ARTHUR ANDERSEN LLP

San Francisco, California

May 27, 1996

                               THE MERGED TRUSTS

                       HISTORICAL COMBINED BALANCE SHEETS

                        AS OF DECEMBER 31, 1995 AND 1994
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                             1995         1994
                                                                                          -----------  -----------
                                                      ASSETS

INVESTMENTS IN REAL ESTATE:
Rental Properties.......................................................................  $   270,121  $   262,779
Less: Accumulated Depreciation..........................................................      (52,905)     (47,799)
                                                                                          -----------  -----------
                                                                                              217,216      214,980
Rental Property Held For Sale, Net of Accumulated Depreciation of $2,327 at December 31,
  1994..................................................................................      --            11,239
                                                                                          -----------  -----------
                                                                                              217,216      226,219
                                                                                          -----------  -----------
OTHER ASSETS:
Cash and Cash Equivalents...............................................................       11,842       15,721
Cash Held in Escrow.....................................................................        1,212      --
Restricted Cash.........................................................................        5,551      --
Accounts Receivable, Net of Reserves of $903 and $782 at December 31, 1995 and 1994,
  respectively..........................................................................        1,944        1,882
Notes Receivable From Affiliates........................................................        1,470          720
Investment in Real Estate Investment Trust..............................................          921      --
Personal Property, Net of Accumulated Depreciation of $1,542 and $1,400 at December 31,
  1995 and 1994, respectively...........................................................          174          213
Capitalized Loan Fees, Lease Commissions and Other Assets, Net..........................        6,829        6,231
                                                                                          -----------  -----------
    TOTAL ASSETS........................................................................  $   247,159  $   250,986
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Long-Term Debt Facilities...............................................................  $    92,599  $   124,971
Mortgage Notes Payable..................................................................       10,429       12,172
Bridge Loan.............................................................................        6,700      --
Accounts Payable........................................................................        3,963        4,339
Due To Affiliates.......................................................................          564          469
Prepaid Rent, Tenant Deposits and Other Liabilities.....................................        1,845        1,647
                                                                                          -----------  -----------
    TOTAL LIABILITIES...................................................................      116,100      143,598
                                                                                          -----------  -----------
Shares of Common and Preferred Stock with certain redemption rights; par value of
  $0.001, 9,421,955 shares issued and outstanding at December 31, 1995..................       24,684      --
                                                                                          -----------  -----------
STOCKHOLDERS' EQUITY:
Authorized Shares:
  150,000,000 shares of Common Stock and Preferred Stock authorized, each with par value of $0.001; 14,725,328 Common Shares and 10,210,077 Preferred shares issued and
  outstanding at December 31, 1995 and 1994.............................................           25           25
Additional Paid-In Capital..............................................................      225,100      225,100
Distributions in Excess of Income.......................................................     (118,750)    (117,737)
                                                                                          -----------  -----------
    TOTAL STOCKHOLDERS' EQUITY..........................................................      106,375      107,388
                                                                                          -----------  -----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........................................  $   247,159  $   250,986
                                                                                          -----------  -----------
                                                                                          -----------  -----------

        The accompanying notes are an integral part of these statements.

                               THE MERGED TRUSTS

                  HISTORICAL COMBINED STATEMENTS OF OPERATIONS

          FOR THE PERIOD FROM JANUARY 1, 1996 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                     JANUARY 1,
                                                                       1996 TO
                                                                    FEBRUARY 23,
                                                                        1996         1995        1994       1993
                                                                    -------------  ---------  ----------  ---------
REVENUES:
Rentals from Real Estate Investments..............................    $   4,997    $  33,583  $   34,018  $  34,442
Interest and Other................................................          161        1,014         804        582
                                                                         ------    ---------  ----------  ---------
    TOTAL REVENUES................................................        5,158       34,597      34,822     35,024
                                                                         ------    ---------  ----------  ---------
EXPENSES:
Interest Expense and Amortization of Debt Premium.................        1,506       10,005      12,117     12,949
Property Taxes....................................................          812        4,971       5,231      5,285
Property Operating Costs, Including Transactions with Related
  Parties of $326, $1,367, $1,486 and $1,857, respectively........          912        5,761       5,895      6,379
Legal Costs.......................................................            7           70         462        418
General and Administrative, Including Transactions with Related
  Parties of $193, $1,696, $1,426 and $1,161, respectively........        1,155        2,942       2,958      2,477
Adjustment Due To Tenant Bankruptcy...............................       --           --          --            680
Provision for Decrease in Net Realizable Value....................       --            1,140       9,001      6,496
Depreciation and Amortization.....................................        1,308        8,721       9,895     10,109
                                                                         ------    ---------  ----------  ---------
    TOTAL EXPENSES................................................        5,700       33,610      45,559     44,793
                                                                         ------    ---------  ----------  ---------
INCOME (LOSS) BEFORE LOSS ON SALE OF PROPERTIES AND EXTRAORDINARY
  ITEMS...........................................................         (542)         987     (10,737)    (9,769)
Loss on Sale of Properties........................................       --             (135)       (398)      (224)
                                                                         ------    ---------  ----------  ---------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS..........................         (542)         852     (11,135)    (9,993)
Extraordinary Items:
Gain on Extinguishment of Debt....................................       --           --          --             69
Gain on Foreclosure of Property...................................       --           --          --            727
Expenses Incurred in Connection with Restructuring of Long-Term
  Debt Facilities.................................................       --           (1,865)     --         --
                                                                         ------    ---------  ----------  ---------
NET LOSS..........................................................    $    (542)   $  (1,013) $  (11,135) $  (9,197)
                                                                         ------    ---------  ----------  ---------
                                                                         ------    ---------  ----------  ---------

        The accompanying notes are an integral part of these statements.

                               THE MERGED TRUSTS

             HISTORICAL COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

          FOR THE PERIOD FROM JANUARY 1, 1996 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                           COMMON STOCK              PREFERRED STOCK                       DISTRIBUTIONS
                                     -------------------------  -------------------------    ADDITIONAL    IN EXCESS OF
                                        SHARES       AMOUNT        SHARES       AMOUNT     PAID-IN-CAPITAL    INCOME
                                     ------------  -----------  ------------  -----------  --------------  ------------
Balance -- January 1, 1993.........    14,725,328   $      15     10,210,077   $      10    $    225,100    $  (96,943)
Net Loss...........................       --           --            --           --             --             (9,197)
Preferred Distributions Declared...       --           --            --           --             --               (563)
Conversion From Temporary Decline
 to Permanent Decline in Marketable
 Securities........................       --           --            --           --             --                 69
Partial Reversal of Reserve for
 Temporary Decline in Marketable
 Securities........................       --           --            --           --             --                 32
                                     ------------         ---   ------------         ---   --------------  ------------
Balance -- December 31, 1993.......    14,725,328          15     10,210,077          10         225,100      (106,602)
Net Loss...........................       --           --            --           --             --            (11,135)
                                     ------------         ---   ------------         ---   --------------  ------------
Balance -- December 31, 1994.......    14,725,328          15     10,210,077          10         225,100      (117,737)
Net Loss...........................       --           --            --           --             --             (1,013)
                                     ------------         ---   ------------         ---   --------------  ------------
Balance -- December 31, 1995.......    14,725,328          15     10,210,077          10         225,100      (118,750)
Net Loss...........................       --           --            --           --             --               (542)
                                     ------------         ---   ------------         ---   --------------  ------------
Balance -- February 23, 1996.......    14,725,328   $      15     10,210,077   $      10    $    225,100    $ (119,292)
                                     ------------         ---   ------------         ---   --------------  ------------
                                     ------------         ---   ------------         ---   --------------  ------------

        The accompanying notes are an integral part of these statements.

                               THE MERGED TRUSTS

                  HISTORICAL COMBINED STATEMENTS OF CASH FLOWS

            FOR THE PERIOD FROM JANUARY 1, 1996 TO FEBRUARY 23, 1996
     AND FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                      JANUARY 1,
                                                                       1996 TO              DECEMBER 31,
                                                                     FEBRUARY 23,  -------------------------------
                                                                         1996        1995       1994       1993
                                                                     ------------  ---------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss...........................................................   $     (542)  $  (1,013) $ (11,135) $  (9,197)
Adjustments to Reconcile Net Loss to Net Cash Provided by Operating
  Activities:
  Depreciation.....................................................        1,166       7,718      8,839      9,278
  Provision for Decrease in Net Realizable Value...................       --           1,140      9,001      6,496
  Adjustment Due to Tenant Bankruptcy..............................       --          --         --            680
  Loss on Sale of Properties.......................................       --             135        398        224
  Gain on Foreclosure of Property..................................       --          --         --           (727)
  Gain on Extinguishment of Debt...................................       --          --         --            (69)
  Expenses Incurred in Connection with Restructuring of Long-Term
    Debt Facilities................................................       --           1,865     --         --
  Amortization.....................................................          194       1,362      1,831      1,584
  Rent Adjustment..................................................            2          46         46        433
  Realized Loss on Marketable Securities...........................       --          --         --             80
  Increase in Cash Held in Escrow..................................          (13)       (269)    --           (309)
  Increase in Capitalized Lease Commissions........................          (99)       (756)    (1,557)      (618)
  (Increase) Decrease in Notes Receivable From Affiliates..........       --            (750)    --             56
  Increase (Decrease) in Due To Affiliates.........................          240          95        147        (51)
  Net Change in receivables, payables, and other...................       (1,497)     (2,344)      (815)       366
                                                                     ------------  ---------  ---------  ---------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES................         (549)      7,229      6,755      8,226
                                                                     ------------  ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Improvements to Existing Real Estate...............................         (185)     (3,112)    (3,027)    (1,780)
Increase in Cash Held in Escrow....................................       --            (790)    --         --
Investment in Real Estate Investment Trust.........................       --            (921)    --         --
Cash Disbursed on Sale of Property.................................       --            (113)    --         --
Proceeds from Sale of Property.....................................       --          --          9,000      1,007
Reimbursements Received for Tenant Improvements....................       --          --         --            150
Sale of Short-Term Investments.....................................       --          --             25        225
Purchase of Personal Property......................................       --            (103)       (49)       (68)
                                                                     ------------  ---------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES................         (185)     (5,039)     5,949       (466)
                                                                     ------------  ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash Disbursed Due to Debt Refinancing.............................       --          --           (160)    --
Distributions to Stockholders......................................       --          --         --           (563)
Principal Payments on Long-Term Debt...............................         (100)    (27,795)   (13,746)    (3,470)
Principal Payments on Mortgage Notes Payable.......................          (42)     (1,718)      (284)      (221)
Principal Payment on Bridge Loan...................................         (300)     --         --         --
Increase in Cash Held in Escrow....................................       --            (153)    --         --
Capitalized Loan Costs.............................................       --          (1,087)       (10)      (442)
Proceeds From Sale of Stock........................................       --          28,007     --         --
Equity Investment Costs............................................       --          (3,323)    --         --
                                                                     ------------  ---------  ---------  ---------
NET CASH USED IN FINANCING ACTIVITIES..............................         (442)     (6,069)   (14,200)    (4,696)
                                                                     ------------  ---------  ---------  ---------
Net Increase (Decrease) in Cash and Cash Equivalents...............       (1,176)     (3,879)    (1,496)     3,064
Cash and Cash Equivalents, Beginning of Period.....................       11,842      15,721     17,217     14,153
                                                                     ------------  ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD...........................   $   10,666   $  11,842  $  15,721  $  17,217
                                                                     ------------  ---------  ---------  ---------
                                                                     ------------  ---------  ---------  ---------
CASH PAID FOR INTEREST.............................................   $    1,468   $   9,900  $  11,410  $  12,352
                                                                     ------------  ---------  ---------  ---------
                                                                     ------------  ---------  ---------  ---------

        The accompanying notes are an integral part of these statements.

                               THE MERGED TRUSTS

            FOR THE PERIOD FROM JANUARY 1, 1996 TO FEBRUARY 23, 1996
     AND FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                      JANUARY 1,
                                                                       1996 TO              DECEMBER 31,
                                                                     FEBRUARY 23,  -------------------------------
                                                                         1996        1995       1994       1993
                                                                     ------------  ---------  ---------  ---------
SUPPLEMENTAL SCHEDULE OF NON-CASH TRANSACTIONS:
Disposition of Properties:
  Disposition of Properties, Net...................................   $   --       $  10,082  $   9,180  $  14,359
  Other Assets Written-Off, Net of Other Liabilities...............       --             161        217         11
  Pay-off of Long-Term Debt Facility...............................       --           4,578     --         --
  Letter Of Credit in Favor of Lender..............................       --           5,551     --         --
  Extinguishment of Mortgage Notes Payable and Capitalized Lease
    Obligation, Net................................................       --          --         --         13,033
  Liabilities Extinguished, Net of Other Assets....................       --          --         --            778
  Cash Deposited in Escrow Account.................................       --          --         --            125
  Interest Paid in Escrow..........................................       --              22     --         --
Acquisition of Property:
  Net Book Value of Property Acquired..............................       --           6,709     --         --
  Proceeds Received from Bridge Loan...............................       --           6,700     --         --
  Other Liabilities, Net of Other Assets...........................       --               9     --         --
Refinancing of Mortgage Note Payable:
  Extinguishment of Mortgage Note Payable..........................       --          --          1,900     --
  Assumption of Mortgage Note Payable..............................       --          --          2,000     --
  Property Taxes Paid Through Escrow...............................       --          --            140     --
  Other Liabilities Extinguished...................................       --          --             99     --
  Loan Costs.......................................................       --          --             20     --
Transfer of an Option to Purchase Property:
  Net Book Value of Property.......................................       --          --             46     --
  Assets Written-Off, Net of Other Liabilities.....................       --          --            167     --
Cash Held in Escrow Applied to Long-Term Debt Facility.............       --          --         --          1,215
Principal Payments on Long-Term Debt Facilities....................       --          --         --            405

        The accompanying notes are an integral part of these statements.

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                       (IN THOUSANDS, EXCEPT SHARE DATA)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    (A) ORGANIZATION. The Merged Trusts are not a legal entity but rather a combination of the assets, liabilities and operations of three trusts, consisting of: (i) Meridian Point Realty Trust IV Co. ("Trust IV"), Meridian Point Realty Trust VI Co. ("Trust VI") and Meridian Point Realty Trust VII Co. ("Trust VII"), (collectively, the "Merged Trusts"). Each of these trusts were separate public entities for the years presented. Each trust has approved a business combination plan whereby the Merged Trusts were merged (the "Merger") into Meridian Industrial Trust, Inc. ("MIT") on February 23, 1996, with MIT as the surviving entity. The historical combined balance sheets as of December 31, 1995 and 1994 and the historical combined statements of operations for the period from January 1, 1996 to February 23, 1996, and for each of the three years in the period ended December 31, 1995 reflect the combined historical operations of the Merged Trusts.

    Each trust included in the Merged Trusts is a self-administered, self-managed, real estate investment trust that owns, acquires, markets and operates income producing industrial real estate properties.

    Since April 1, 1991, the Merged Trusts have operated under a self-administered management structure in conjunction with other commonly-sponsored real estate investment trusts. The Merged Trusts and such other real estate investment trusts are collectively referred to herein as the "Companies." Under this management structure, Meridian Point Properties, Inc. ("MPP"), leases employees to the Companies at cost to perform the administrative, accounting, asset management, and property management functions. In addition, through December 31, 1994, MPP, at cost, acted as the transfer agent for the Companies and provided stockholder account maintenance and dividend disbursement and reinvestment services. The reimbursements made to MPP are allocated among the Companies in accordance with agreements between MPP and the Companies.

    (B) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (C) BASIS OF COMBINATION. These historical combined financial statements include the assets, liabilities, revenues and expenses associated with the operations of the Merged Trusts which are intended to be merged into MIT. All significant intercompany balances and transactions have been eliminated in the accompanying historical combined financial statements.

    (D) INVESTMENTS IN REAL ESTATE AND DEPRECIATION METHODS. In accordance with SFAS No. 121, investments in real estate are stated at the lower of depreciated cost or net realizable value. Net realizable value for financial reporting purposes: (i) is evaluated and identified quarterly by the Merged Trusts on a property by property basis using undiscounted cash flows; (ii) is measured by comparing the Merged Trusts' estimate of fair value based upon either sales comparables or the net cash expected to be generated by the property (comprised of estimated carrying costs (including interest) throughout the anticipated holding period, plus the estimated cash proceeds from the ultimate disposition of the property; and (iii) is not necessarily an indication of a property's current value or the amount that will be realized upon the ultimate disposition of the property. To the extent net realizable value is less than the carrying value of the property, a Provision for Decrease in Net Realizable Value is recorded in the amount by which the carrying value exceeds estimated fair value. As of December 31, 1995 and 1994, the Merged Trusts' Investment in Real Estate is stated net of a cumulative provision for decrease in net realizable value of $42,772 and

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (CONTINUED)
$44,584, respectively. Investors should consider any net realizable value provisions in evaluating realization of their investments.

    Depreciation and amortization are calculated under the straight-line method, based upon the estimated useful lives of the assets. Property and property additions are depreciated over 35 years. Expenditures for maintenance, repairs, and improvements which do not materially prolong the normal useful life of an asset are charged to operations as incurred. Tenant improvements are capitalized and amortized under the straight-line method over the term of the related lease.

    (E) CASH AND CASH EQUIVALENTS. The Merged Trusts consider all short-term investments with an original maturity of three months or less to be cash equivalents.

    Cash paid for interest was $1,468, $9,900, $11,410 and $12,352 for the period from January 1 to February 23, 1996, and for years ended December 31, 1995, 1994 and 1993, respectively.

    (F) RENTALS FROM REAL ESTATE INVESTMENTS. Certain of the Merged Trusts' leases relating to its properties require lessees to pay all or a portion of real estate taxes, insurance, and operating costs ("Expense Recaptures"). Expense Recaptures of $737, $4,410, $4,900 and $4,546 for the period from January 1 to February 23, 1996, and for the years ended December 31, 1995, 1994 and 1993, respectively, have been included in Rentals from Real Estate Investments.

    All leases are classified as operating leases. The Merged Trusts recognize rental income on a straight-line basis over the terms of the leases. Deferred rent receivable, included in accounts receivable, represents the excess of rental revenue recognized on a straight-line basis over the cash received under the applicable lease provisions.

    (G) INCOME TAXES. The respective Merged Trusts elected to be treated as real estate investment trusts ("REIT") for the tax years 1995, 1994, and 1993 under Sections 856 to 860 of the Internal Revenue Code. Under these provisions, the respective Merged Trusts are allowed a deduction for distributions paid to stockholders if the respective Merged Trusts satisfy certain income, asset, and distribution requirements.

    As a result of the respective Merged Trusts' deduction for distributions paid in 1993 and losses incurred in 1996, 1995, 1994, and 1993, the respective Merged Trusts have no federal taxable income. Accordingly, no provision for federal income taxes has been made in the accompanying historical combined statements of operations for the period from January 1, 1996 to February 23, 1996 and for the three years in the period ended December 31, 1995, 1994, and 1993.

    (H) CAPITALIZED COSTS. Capitalized costs consist of loan fees and leasing commissions. Capitalized loan fees are amortized into interest expense on a straight-line basis over the term of the respective debt. Lease commissions are amortized on a straight-line basis over the respective lease term and included in depreciation and amortization expense.

2.  RELATED PARTIES.

    FEES AND REIMBURSEMENT

    For the period from January 1, 1996 to February 23, 1996, and for the years ended December 31, 1995, 1994 and 1993, the Merged Trusts incurred fees and expenses for services rendered by the directors of the Merged Trusts totaling $136, $300, $290 and $354, respectively. Such amounts were paid directly to the directors. Since April 1, 1991, the Merged Trusts have operated under a self-administered management structure.

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

2.  RELATED PARTIES. (CONTINUED)
    Cost reimbursements made to MPP are presented in the table below:

                                                                           PERIOD FROM
                                                                           JANUARY 1,               YEAR ENDED
                                                                             1996 TO               DECEMBER 31,
                                                                          FEBRUARY 23,    -------------------------------
                                                                              1996          1995       1994       1993
                                                                         ---------------  ---------  ---------  ---------
Reimbursements for Property and Asset Management Costs (included in
  Property Operating Costs)............................................     $     326     $   1,367  $   1,486  $   1,857
Leasing Costs (included in Capitalized Lease Commissions, Net).........        --            --         --             37
Reimbursement of Costs Incurred for Conducting the Company's Daily
  Operations (included in General and Administrative Expenses).........           193         1,396      1,136        807
                                                                                -----     ---------  ---------  ---------
    Total..............................................................     $     519     $   2,763  $   2,622  $   2,701
                                                                                -----     ---------  ---------  ---------
                                                                                -----     ---------  ---------  ---------

    In accordance with the agreement between the Companies and MPP, these reimbursements are allocated among the Companies based on (i) gross rental receipts of the Companies' properties and the Companies' relative real estate assets for property and asset management costs and (ii) proportionate time incurred, the number of stockholders and relative real estate assets for costs incurred in conducting the Companies' daily operations. In the opinion of management, the allocation methodology is reasonable. Due to affiliates of $564 and $469 as of December 31, 1995 and 1994, respectively, represent unpaid reimbursements to MPP.

    NOTES RECEIVABLE FROM AFFILIATES

    In connection with the internalization of management, the Merged Trusts have made advances to MPP amounting to $720 as of both December 31, 1995 and 1994. These advances represent two months of the estimated expenditures that would be incurred in conducting the daily operations of the Merged Trusts and are payable on demand. As a result of the Merger, the advances were assumed by MIT.

    In 1995, the Merged Trusts advanced $750 to MIT under notes receivable to cover certain operating expenditures. These notes receivable bear interest at a rate of 7% per annum and are due and payable on April 15, 1996. As a result of the Merger, the notes receivable was canceled.

3.  RENTAL PROPERTIES, NET.

    Rental properties are presented net of the cumulative provision for decrease in net realizable value. Net rental properties at December 31, 1995 and 1994 consisted of the following:

                                                                           1995        1994
                                                                        ----------  ----------
Land..................................................................  $   61,364  $   61,364
Buildings.............................................................     193,972     187,260
Capital Improvements..................................................      14,685      13,597
Construction-in-Progress..............................................         100         558
                                                                        ----------  ----------
Subtotal..............................................................     270,121     262,779
Rental Property Held for Sale.........................................      --          13,556
                                                                        ----------  ----------
    Total.............................................................  $  270,121  $  276,345
                                                                        ----------  ----------
                                                                        ----------  ----------

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

3.  RENTAL PROPERTIES, NET. (CONTINUED)
    The respective current and cumulative provision for decrease in net realizable value, and the net book value as of and for the year ended December 31, 1995 are as follows:

                                                                                     CUMULATIVE
                                                                                    PROVISION FOR
                                                               CURRENT PROVISION   DECREASE IN NET
                                                              FOR DECREASE IN NET    REALIZABLE
PROPERTY                                                       REALIZABLE VALUE         VALUE       NET BOOK VALUE
------------------------------------------------------------  -------------------  ---------------  --------------
Palisades I and II..........................................       $  --              $   1,314       $    2,238
Phoenix Nine................................................          --                  3,006            6,899
1550 Heil Quaker............................................          --                    510            3,929
Hennesy Warehouse...........................................          --                    425            1,296
Cypress B...................................................          --                  4,457            3,266
Chatsworth..................................................          --                  1,371            2,817
Park Ten Center.............................................          --                    473            1,279
Live Oak Parkway............................................          --                    444            4,240
Chicago 14..................................................          --                  1,350            8,021
Nancy Ridge.................................................          --                    252              313
Birmingham I and II.........................................          --                    950            2,982
Cypress A...................................................          --                  2,498            1,630
Cypress C...................................................          --                  2,571            1,595
Valencia....................................................          --                  1,900            4,811
Progress Center I...........................................          --                    470            2,200
Marietta Trade Center.......................................          --                  8,194           21,272
Port Distribution...........................................          --                    796            3,362
Baxter......................................................          --                    161            1,260
Delp Distribution...........................................          --                  1,166            5,999
Northgate 4 and 5...........................................          --                  1,645            1,773
Northgate 8.................................................          --                  1,645            1,041
Las Colinas 4 and 5.........................................          --                  1,677            1,883
Las Colinas 1...............................................          --                    773              649
Valley Branch 1 and 2.......................................          --                  1,063            1,948
Regal Empress...............................................          --                  1,513            2,016
Beltline....................................................          --                  1,218            1,825
Great Southwest 4...........................................          --                    930            1,355
Paradise Market Place.......................................           1,140             --               --
                                                                      ------            -------     --------------
  Subtotal..................................................           1,140             42,772           91,899
  Total for all Properties with no Cumulative Provision for
    Decrease in Net Realizable Value........................          --                 --              125,317
                                                                      ------            -------     --------------
    Total...................................................       $   1,140          $  42,772       $  217,216
                                                                      ------            -------     --------------
                                                                      ------            -------     --------------

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

4.  FUTURE MINIMUM CONTRACTUAL RENTAL REVENUES.

    Future minimum contractual rental revenues from leases in effect as of February 23, 1996, are as follows:

1996 (pro-rated from February 23, 1996)............................  $  21,575
1997...............................................................     18,959
1998...............................................................     14,014
1999...............................................................     11,115
2000...............................................................      8,406
Thereafter.........................................................     28,340

    There are currently four major tenants comprising 9%, 4%, 4%, and 3%, respectively, of total annual revenue of the Merged Trusts based on the projected 1996 base rent of existing leases. These tenants have leases which are scheduled to expire between 1997 and 2005. As of December 31, 1995, the Merged Trusts' properties were 93% occupied. During 1996, leases covering 24% of the Merged Trusts' leased space are scheduled to expire.

5.  LONG-TERM DEBT FACILITIES.

    During 1996, 1995 and 1994, the Merged Trusts had long-term financing arrangements with a bank and an insurance company. These arrangements have provided the Merged Trusts with financing for property acquisitions, capital improvements and general operating needs.

LONG-TERM BANK CREDIT FACILITIES.

    As of December 31, 1994, the Merged Trusts collectively had $41,772 outstanding under three bank credit facilities (the "Bank Facilities"). On May 31, 1995 and July 20, 1995, the Merged Trusts made principal pay downs on the Bank Facilities of $10,588 and $4,578 with proceeds received from equity investments made pursuant to the Stock Purchase Agreements and with proceeds received from the sale of the Paradise Marketplace property, respectively. Concurrent with the stock purchase transactions discussed in Note 16, the Merged Trusts successfully completed a restructuring of the remaining bank facility related to Trust IV (the "Restructured Bank Facility"). In connection with the pay down and restructuring of Bank and Insurance Company Facilities, the Merged Trusts wrote off prepayment penalties and other costs related to restructuring totaling $1,865 which has been recorded as an extraordinary item in the accompanying consolidated statement of operations.

    Monthly principal amortization payments of $102 are required under the Restructured Bank Facility beginning December 31, 1995. Principal amortization will continue until December 31, 1997, at which time the facility is scheduled to mature. At that time, however, the facility may be extended to December 31, 1999, contingent upon Trust IV meeting certain conditions in connection with the Merger as described below.

    The $26,505 of principal outstanding at December 31, 1995 under the Restructured Bank Facility accrues interest, which is payable monthly, at a variable interest rate based on LIBOR plus 2.125% (7.85% at December 31, 1995). Trust IV has the option to apportion the advance into different interest rate contracts to mature for periods ranging from one to twelve months. Trust IV also has the option to extend the maturity of each interest rate contract subject to the final maturity of the facility.

    As part of the refinancing, Trust IV was required to set up and contribute to several restricted cash accounts in order to escrow (i) funds to purchase an interest rate hedge, (ii) a capital expenditure reserve

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

5.  LONG-TERM DEBT FACILITIES. (CONTINUED)
and (iii) a property tax reserve. As of December 31, 1995, Trust IV had cash held in escrow related to these accounts of (i) $153, (ii) $790 and (iii) $269, respectively. Subsequent to December 31, 1995, this requirement to contribute to escrow has been permanently waived and the funds remaining in escrow accounts have been refunded to the Merged Trusts as a result of the Merger.

    Trust IV has an interest rate cap agreement which caps the one month LIBOR at 4.5%. The rate cap was based upon $18,620 for the period July 1, 1995 to December 31, 1995, and from January 1, 1996 through expiration on June 28, 1996, the rate cap is based upon $11,170. The agreement provides for payments to Trust IV to the extent that the one month LIBOR exceeds 4.5%. The agreement will be transferred to MIT upon completion of the Merger.

LONG-TERM DEBT FACILITIES WITH AN INSURANCE COMPANY.

    As of December 31, 1994, the Merged Trusts collectively had $83,199 outstanding under two long-term debt facilities with an insurance company (the "Insurance Company Facilities"). On May 31, 1995, the Merged Trusts made principal pay downs of $16,329 on the Insurance Company Facilities with proceeds received from equity investments made pursuant to the Stock Purchase Agreements. Concurrent with the stock purchase transaction, the Merged Trusts successfully completed a restructuring of the Insurance Company Facilities into a single credit facility for the Merged Trusts (the "Restructured Insurance Company Facility").

    Under the new terms of the Restructured Insurance Company Facility, there is a collective outstanding advance to the Merged Trusts at December 31, 1995 of $66,094, which bears interest at a weighted average fixed annual rate of 8.63%. Monthly interest only payments are due until maturity on June 1, 2005.

LOAN COVENANTS AND COLLATERAL.

    Under the terms of the Restructured Insurance Company Facility, the respective Merged Trusts must maintain a loan-to-value ratio equal to or below certain levels ranging from 50% to 53%. This ratio is based on the lender's valuation of the Merged Trusts' properties. In addition, the new agreement requires compliance with several debt service coverage ratios at specified measurement dates.

    The Restructured Bank Facility and Restructured Insurance Company Facility are collateralized by properties with net book values of $41,041 and $150,281 respectively.

    Scheduled maturities of the Long-Term Restructured Bank and Restructured Insurance Company Facilities as of December 31, 1995 are as follows:

                                                                                       1995
                                                                                     ---------
1996...............................................................................  $   1,212
1997...............................................................................     25,293
1998...............................................................................     --
1999...............................................................................     --
2000...............................................................................     --
Thereafter.........................................................................     66,094
                                                                                     ---------
    Total..........................................................................  $  92,599
                                                                                     ---------
                                                                                     ---------

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

6.  BRIDGE LOAN.

    On November 7, 1995, Trust VI exercised its option to purchase a property ("Olive Branch II") located in Olive Branch, Mississippi, which is adjacent to an existing property owned by Trust VI. Both properties are occupied by the same tenant. The total acquisition cost was $6,709. Trust VI funded the acquisition with a bridge loan in the amount of $6,700. The bridge loan bears interest at LIBOR plus 2% (7.72% at December 31, 1995). Under the terms of the bridge loan agreement, a principal payment of $300 was made on February 1, 1996. A principal payment of $200 is due on April 1, 1996, respectively. The remaining outstanding principal is due and payable on December 31, 1996.

7.  MORTGAGE NOTES PAYABLE.

    The following table presents information regarding the mortgage notes payable related to assets of the Merged Trusts at December 31, 1995 and 1994.

                                                              STATED                                 DECEMBER 31,
                                                             INTEREST      ANNUAL     MATURITY   --------------------
NAME AND LOCATION OF PROPERTY                                  RATE        PAYMENT      DATE       1995       1994
----------------------------------------------------------  -----------  -----------  ---------  ---------  ---------
Palisades I & II, Plano, TX...............................      8.250%    $     191    02/01/99  $   1,797  $   1,835
Northgate 4 & 5, Dallas...................................      9.375%          140    11/01/09      1,076      1,114
Las Colinas 4 & 5, Dallas.................................     11.000%          215    04/01/11      1,584      1,622
Las Colinas 1, Dallas.....................................      8.906%           41    12/01/97        273        290
Valley Branch 1 & 2, Dallas...............................     10.250%          203    03/01/11      1,557      1,598
Beltline, Dallas..........................................     10.125%          190    01/01/01      1,463      1,502
Great Southwest, Dallas...................................      9.750%          107    02/01/10        815        842
Birmingham II, Birmingham, AL.............................     13.000%       --        05/01/95     --          1,406
Bedford Park, Bedford Park, IL............................      9.000%          245    01/20/99      1,864      1,938
                                                                                                 ---------  ---------
SUBTOTAL..................................................                                          10,429     12,147
Unamortized Debt Premium..................................                                          --             25
                                                                                                 ---------  ---------
    TOTAL.................................................                                       $  10,429  $  12,172
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Principal payments related to the mortgage notes payable at December 31, 1995 are due as follows:

1996...............................................................  $     345
1997...............................................................        615
1998...............................................................        396
1999...............................................................      3,523
2000...............................................................        302
Thereafter.........................................................      5,248
                                                                     ---------
    Total..........................................................  $  10,429
                                                                     ---------
                                                                     ---------

8.  DISTRIBUTIONS.

    During the three-year period ended December 31, 1995, no distributions were made, except for a one dollar per share preferred distribution made by Trust VII in 1993 in the amount of $563. There were no distributions made by the Merged Trusts during the period ended February 23, 1996. The Preferred Shares generally have certain non-cumulative preferential rights to current distributions.

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

9.  PER SHARE INFORMATION.

    The Merged Trusts collectively have a total of 14,725,328 common shares without redemptive rights outstanding at both February 23, 1996 and December 31, 1995. Also, Trust IV has 3,278,889 common shares outstanding with redemptive rights. The accompanying statement of operations does not include per share calculations as the Merger Agreement provides for differing exchange ratios which render historical combined per share information not meaningful.

10.  TRANSFER OF AN OPTION TO PURCHASE PROPERTY.

    On January 6, 1994, Trust VII entered into an agreement to sell Lot 4 of the Park at Woodinville in 1997. In connection with this agreement, Trust VII received a note receivable with a principal amount of $375 from the buyer. The note receivable bears an interest rate of 8% per annum, and both the principal and accrued interest are due and payable on January 4, 1997. The agreement has been recorded as a transfer of an option to purchase the lot in 1997 using the deposit method. Under this method, the lot is recorded as part of Rental Properties, Net. In connection with this transaction, Trust VII recognized a provision for decrease in net realizable value totaling $120 and $528 in 1994 and 1993, respectively.

11.  CAPITALIZED LEASE OBLIGATION.

    One of Trust IV's property's, Mount Prospect Industrial Center, is subject to a ground lease. This lease was recorded as a capitalized lease obligation. As of June 30, 1993, Trust IV determined a foreclosure-in-substance had occurred on Mount Prospect Industrial Center.

12.  DISPOSITION OF PROPERTIES.

    On July 20, 1995, Trust VII sold the Paradise Marketplace property located in Las Vegas, Nevada for a selling price of $10,390. Trust VII received net cash proceeds of $10,037 after adjustments for closing costs, interest earned and pro-rations totaling $353. The net proceeds from the sale, together with $113 of additional funds provided by Trust VII, were placed in an escrow account totaling $10,150 and were used to (i) pay off its Bank Facility amounting to $4,578, (ii) make an interest payment of $22 on its Bank Facility and (iii) make a deposit into a bank to support a letter of credit issued in favor of the lender for Trust VII's Insurance Company Facility of $5,551. In connection with the sale, Trust VII wrote-off free rent and unamortized lease commissions, net of other liabilities, in the amount of $161. Trust VII incurred a loss on sale of this property totaling $135. The property had previously been written down to its estimated net realizable value.

    On October 21, 1994, Trust VI sold the Cherry Hill property located in New Jersey for a selling price of $452. Trust VI received net cash proceeds of $421 after deductions for closing costs and pro-rated items totaling $31. Trust VI paid $390 of these proceeds as additional paydown on its Insurance Company Facility and $5 in prepayment penalties. In connection with this transaction, Trust VI recognized a loss on sale of property in the amount of $239. The property had previously been written down to its net realizable value.

    On June 30, 1994, Trust VI sold the Cooper Center and Cooper Center West properties located in Pennsauken, New Jersey, for a selling price of $3,450. Trust VI received net cash proceeds of $3,223 after deductions for: (i) closing costs of $184 and (ii) pro-rated items totaling $43. In connection with this transaction, Trust VI recognized a loss on sale of properties totaling $35. The properties had previously been written down to their net realizable value.

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

12.  DISPOSITION OF PROPERTIES. (CONTINUED)
    On June 23, 1994, Trust VII sold the Greentree Place property located in Marlton, New Jersey at a price of $5,600. Trust VII received net cash proceeds of $5,355 after deductions for closing costs of $196 and pro-rated items totaling $49. These proceeds were used to pay down the Insurance Company Facility. Trust VII incurred a loss on sale of property in the amount of $124. The property had previously been written down to its net realizable value.

    On October 15, 1993, Trust VI sold a property located at 6387 Nancy Ridge Drive, San Diego, California at a selling price of $329. Trust VI received net cash proceeds of $306 after deductions for closing costs and pro-rated items totaling $23. In connection with this sale, Trust VI recognized a gain on sale of property in the amount of $57.

    On June 10, 1993, Trust VI sold a property located at 6393 Nancy Ridge Drive, San Diego, California. The selling price was $294, and the net proceeds to Trust VI after prorations, closing costs and commissions of $21, totaled $272. Trust VI incurred a loss on sale of property in the amount of $29 in connection with this sale.

    On March 19, 1993, Trust VII sold Lot 5 of the Park at Woodinville property. The selling price of $600 was paid entirely in cash. Trust VII received net cash proceeds of $429 after deductions for: (i) closing costs and pro-rated items totaling $46; and (ii) an escrow holdback amounting to $125. Trust VII received a full refund of the escrow holdback in December 1993. In connection with the disposal of Lot 5, Trust VII recognized a loss on sale of property in the amount of $252.

13.  ADJUSTMENT DUE TO TENANT BANKRUPTCY.

    In March 1993, the sole tenant at Moorpark declared bankruptcy. In connection with the bankruptcy proceeding, the tenant rejected its existing lease with Trust IV. As a result of such rejection, Trust IV incurred the following non-cash write-offs: (i) $599 constituting deferred rent receivable and (ii) $81 constituting unamortized lease commissions.

14.  EXTINGUISHMENT OF DEBT.

    The extraordinary gain on extinguishment of debt of $69 recognized in 1993 represents Trust IV's gain recognized on the foreclosure of a loan on one of its properties. The property had previously been written down to its net realizable value.

15.  FORECLOSURE OF PROPERTY.

    The extraordinary gain on foreclosure of property of $727 recognized in 1993 represents Trust IV's recognition of the foreclosure of a loan on Mount Prospect Industrial Center. The gain is attributable to the excess write-offs of the (i) underlying mortgage note, (ii) capitalized lease obligation, and (iii) accrued liabilities associated with owning the property, over the net asset value of the property. The property had previously been written down to its net realizable value.

16.  COMMITMENTS AND CONTINGENCIES.

    Trust IV is the general partner of a limited partnership that owns the Phoenix Nine properties (the "Phoenix Partnership"). It appears that activities conducted at a property adjacent to two of the Phoenix Nine properties have caused groundwater contamination that has extended below those two properties. The party who appears to have conducted those activities (the "Responsible Party") has been named the responsible party (in conjunction with another party who previously had leased space at the adjacent

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

16. COMMITMENTS AND CONTINGENCIES. (CONTINUED) property) and has administered and borne the cost of groundwater testing to date. The Responsible Party has agreed to indemnify the Phoenix Partnership against claims and liabilities arising out of the groundwater contamination.

    The Responsible Party is a large, publicly traded corporation, and Trust IV believes that the Responsible Party has the financial resources that would be required to clean up the contamination. In addition, Trust IV believes that the owner of the adjacent property, where the contamination originated, has the financial resources to clean up the contamination if the Responsible Party does not adequately fulfill its remediation responsibility.

17.  STOCK PURCHASE AGREEMENT.

    On September 22, 1994, the Merged Trusts each entered into a separate Stock Purchase Agreement (collectively referred to as the "Agreement") with Hunt Realty Acquisitions, L.P. ("Hunt"). The Agreement called for the Merged Trusts to collectively to issue 1,493,175 shares of common stock and 3,493,905 shares of preferred stock to Hunt at $1.78 and $3.30 per share for total amounts of $2,658 and $11,530 respectively, less reimbursement of certain expenses. In addition, the Agreement required that the Merged Trusts enter into an agreement satisfactory to Hunt under which, subject to further stockholder approval and other contingencies, the Merged Trusts would merge into a newly formed infinite-life REIT. The funding of the Hunt investment occurred on May 31, 1995.

    In contemplation of the Hunt investment, the Merged Trusts' respective stockholders approved amendments to the Merged Trusts' respective organizational documents in March 1995. These amendments include, but are not limited to, a reduction in the limit on the amount of the respective Merged Trusts' shares that can be owned by any one person to 3.6% of the lesser of the number of shares or value of any class or series of the Merged Trusts' outstanding shares.

    Under the terms of the Agreement, prior to the earlier of the merger or 120 days after the occurrence of certain specified events such as the termination of the Merged Trusts' right or obligation to merge under the Merger Agreement, the Merged Trusts are required to refrain from taking certain actions without the consent of Hunt and USAA, including declaring dividends, incurring certain obligations or liabilities, selling substantially all of the Merged Trusts' assets, selling the Merged Trusts' properties and modifying the terms of the Merged Trusts' material contracts.

    Effective April 27, 1995, the Merged Trusts each entered into a separate stock purchase agreement with USAA Real Estate Company ("USAA") to collectively issue 1,785,714 shares of the Merged Trusts' common stock and 2,649,161 shares of the Merged Trusts' preferred stock to USAA in differing amounts of $1.96, $3.86 and $3.91 per share ($13,819 in total). The funding of the USAA investment also occurred on May 31, 1995.

    The funds received from the Hunt and USAA stock purchase agreements were used to pay down and restructure the Company's debt. The costs related to the stock purchase agreements totaling $3,323 were charged against the proceeds from the issuance of new shares.

    As of December 31, 1995 and December 31, 1994, the Merged Trusts have incurred approximately $2,601 and $371 respectively, in costs related to the Merger. These costs are classified in Other Assets on the accompanying historical combined balance sheets as of December 31, 1995 and December 31, 1994.

                                 MERGED TRUSTS

               NOTES TO HISTORICAL COMBINED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM JANUARY 1 TO FEBRUARY 23, 1996 AND
       FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT SHARE DATA) (CONTINUED)

18.  INVESTMENT IN REAL ESTATE INVESTMENT TRUST.

    The Merged Trusts purchased 920,500 shares of MIT's Series A Preferred Stock for $1.00 per share reflected as investment in real estate investment Trust on the accompanying historical combined balance sheet as of December 31, 1995. In connection with the Merger, the shares of Series A Preferred Stock were cancelled.

19.  SUBSEQUENT EVENT--MERGER.

    After receiving respective stockholder approvals of the Merger Agreement on February 22 and 23, 1996, the Merged Trusts merged into MIT. As part of the Merger, MIT issued approximately 7.6 million shares of its common stock to the former preferred and common stockholders of the Merged Trusts.

P                       MERIDIAN INDUSTRIAL TRUST, INC.
R                                    PROXY
O                            SOLICITED ON BEHALF OF
X                          THE BOARD OF DIRECTORS OF
Y                       MERIDIAN INDUSTRIAL TRUST, INC.
                  FOR THE SEPTEMBER 15, 1997 SPECIAL MEETING OF
                        STOCKHOLDERS AND ANY ADJOURNMENT
                            OR POSTPONEMENT THEREOF.

The undersigned stockholder of Meridian Industrial Trust, Inc., a Maryland corporation ("Meridian"), hereby (a) acknowledges receipt of the Notice to Stockholders of the Special Meeting of Stockholders of Meridian to be held on September 15, 1997, and of the accompanying Proxy Statement; (b) appoints Allen J. Anderson and Milton K. Reeder, as Proxies for the undersigned, or any of them, each with full power of substitution; (c) authorizes the Proxies to represent the undersigned at the meeting and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast as the holder of those shares of Meridian Common Stock or Meridian Series B Preferred Stock held of record by the undersigned at the close of business on June 26, 1997, at the meeting and at any adjournment or postponement thereof; and (d) revokes any proxies previously given.

                               SEE REVERSE SIDE

                             FOLD AND DETACH HERE

/X/ Please mark your
    votes as in this
    example.

    The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals as described in the Proxy Statement and in the discretion of the Proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2
--------------------------------------------------------------------------------


                                                      FOR     AGAINST    ABSTAIN
1.  A proposal to approve the issuance of up to
    7,314,026 shares of Common Stock to Ameritech
    Pension Trust.                                    / /       / /       / /

2.  A proposal to approve the issuance of 7,096,513
    shares of Common Stock to The Prudential
    Insurance Company of America and three of its
    separate accounts.                                / /       / /       / /

                                                      FOR     AGAINST    ABSTAIN
3.  In their discretion, the Proxies are authorized
    to vote on such other business as may properly
    come before the meeting or any adjournment(s) or
    postponement(s) thereof.                          / /       / /       / /

Please sign and date this proxy and return it as promptly as possible in the envelope provided. Joint owners should each sign. Signature(s) should correspond exactly with the name(s) printed on this proxy. Attorneys, executors, administrators, guardians, and officers signing in a representative capacity should give full title.



----------------------------------



----------------------------------
Signature(s)                  Date



                                 FOLD AND DETACH HERE